SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CUSTODIAN FUNDS
FRANKLIN FEDERAL TAX-FREE INCOME FUND
FRANKLIN FUND ALLOCATOR SERIES
FRANKLIN GLOBAL TRUST
FRANKLIN GOLD AND PRECIOUS METALS FUND
FRANKLIN HIGH INCOME TRUST
FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN NEW YORK TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-FREE TRUST
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FRANKLIN STRATEGIC SERIES
FRANKLIN TAX-FREE TRUST
FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN TEMPLETON MONEY FUND TRUST
FRANKLIN U.S. GOVERNMENT MONEY FUND
INSTITUTIONAL FIDUCIARY TRUST
THE MONEY MARKET PORTFOLIOS
TEMPLETON CHINA WORLD FUND
TEMPLETON FUNDS
TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL OPPORTUNITIES TRUST
TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON INCOME TRUST
TEMPLETON INSTITUTIONAL FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Municipal Securities Trust

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton Global Trust

Franklin Templeton International Trust

Franklin Templeton Money Fund Trust

Franklin U.S. Government Money Fund

Institutional Fiduciary Trust

The Money Market Portfolios

Templeton China World Fund

Templeton Funds

Templeton Global Investment Trust

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund

Templeton Income Trust

Templeton Institutional Funds

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Joint Meeting of Shareholders of the Franklin and Templeton registered investment companies listed above, including their various series (the “Funds”), scheduled for October 30, 2017, at 10:00 a.m., Pacific time, at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Joint Meeting of Shareholders, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Funds in which you are invested. If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 2 of the proxy statement. If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 2 of the proxy statement.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card(s) or voting instruction forms and return it (them) to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Funds may be able to save money by not having to conduct additional solicitations, including other mailings. If you own shares of more than one Fund, you will receive a proxy card or voting instruction form FOR EACH FUND in which you own shares. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at 800-967-5068. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday.

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Municipal Securities Trust

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton Global Trust

Franklin Templeton International Trust

Franklin Templeton Money Fund Trust

Franklin U.S. Government Money Fund

Institutional Fiduciary Trust

The Money Market Portfolios

Templeton China World Fund

Templeton Funds

Templeton Global Investment Trust

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund

Templeton Income Trust

Templeton Institutional Funds

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

The Boards of Trustees of certain U.S. registered Franklin and Templeton Funds listed above (together, the “Trusts,” and each, a “Trust”),1 including their various series (together, the “Funds,” and each, a “Fund”) have called a Special Joint Meeting of Shareholders (the “Meeting”), which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Trusts will vote on the following Proposals and Sub-Proposals:

1.	To elect a Board of Trustees of each Trust.

2.	For certain Funds,[2] to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

3.	For all Funds, to approve an amended fundamental investment restriction regarding investments in commodities.

4.	For Franklin Small-Mid Cap Growth Fund, Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund, to approve an amended fundamental investment restriction regarding lending.

5.	For Franklin Small-Mid Cap Growth Fund, to approve amendments to certain fundamental investment restrictions of the Fund (includes six (6) Sub-Proposals) as follows:

a.	To amend the fundamental investment restriction regarding borrowing;

b.	To amend the fundamental investment restriction regarding underwriting;

c.	To amend the fundamental investment restriction regarding investments in real estate;

d.	To amend the fundamental investment restriction regarding issuing senior securities;

e.	To amend the fundamental investment restriction regarding industry concentration; and

f.	To amend the fundamental investment restriction regarding diversification of investments.

6.	For Franklin Small-Mid Cap Growth Fund, to approve the elimination of certain fundamental investment restrictions (includes eight (8) Sub-Proposals).

[1]

Along with Franklin Templeton Variable Insurance Products Trust, Franklin ETF Trust, Franklin Managed Trust, Templeton Developing Markets Trust, Emerging Markets Series of Templeton Institutional Funds and Templeton Frontier Markets Fund of Templeton Global Investment Trust, which are issuing separate proxy solicitation materials.

[2]

Excluding Franklin Corefolio Allocation Fund, Franklin Focused Growth Fund, Franklin Flexible Alpha Bond Fund, Franklin Founding Funds Allocation Fund, Franklin Global Listed Infrastructure Fund, Franklin India Growth Fund, Franklin LifeSmartTM Retirement Income Fund, Franklin NextStep Funds, Franklin Payout Funds, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust – Money Market Portfolio, Templeton Foreign Smaller Companies Fund, Templeton Global Currency Fund and Templeton Global Smaller Companies Fund.

7a-7c.

If properly presented, for Franklin High Yield Tax-Free Income Fund, Templeton Global Bond Fund and Franklin High Income Fund, a shareholder proposal that such Funds’ Boards of Trustees institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.

8a-8d.

If properly presented, for Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Income Fund, Franklin High Income Fund and Franklin California Tax-Free Income Fund, a shareholder proposal that such Funds’ Boards of Trustees institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.

By Order of the Boards of Trustees, Craig S. Tyle Vice President

August 30, 2017

Please sign and promptly return all of the proxy card(s) or voting instruction form(s) in the enclosed self-addressed envelope, or, if eligible, vote your shares by telephone or through the Internet, regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL JOINT SHAREHOLDER MEETING TO BE HELD ON OCTOBER 30, 2017

The Notice of Special Joint Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at http://www.proxyonline.com/docs/FTproxy. The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at 800-967-5068.

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Municipal Securities Trust

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton International Trust

Franklin Templeton Global Trust

Franklin Templeton Money Fund Trust

Franklin U.S. Government Money Fund

Institutional Fiduciary Trust

The Money Market Portfolios

Templeton China World Fund

Templeton Funds

Templeton Global Investment Trust

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund

Templeton Income Trust

Templeton Institutional Funds

A Special Joint Meeting of Shareholders of the Franklin Templeton funds listed above (collectively, the “Trusts” and, individually, a “Trust”), including their various series (collectively, the “Funds” and, individually, a “Fund”), will be held on October 30, 2017, to vote on several important proposals that affect the Funds. Please read the enclosed materials and cast your vote on the proxy card(s) or voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for each Trust and Fund have been carefully reviewed by the Board of Trustees (each, a “Board,” and together, the “Boards”) of the relevant Trust. The Trustees of a Trust, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of a Fund. Each Trust’s Board believes proposals 1-6, as they relate to each Trust and/or Fund, are in the best interests of shareholders, and proposals 7a-7c and 8a-8d are not in the best interests of shareholders. The Board of each Trust unanimously recommends that you vote FOR proposals 1-6 and AGAINST proposals 7a-7c and 8a-8d.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) or the form(s) before mailing it (them) in the postage-paid envelope. If eligible, you may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) or voting instruction form(s), and follow the instructions.

We welcome your comments. If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 800-967-5068. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect your Fund(s). The proposals are described in greater detail in the proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on which proposals are to be voted upon by each Fund’s shareholders. Your vote is important, no matter how large or small your holdings may be.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following proposals:

1.	For each Trust, to elect a Board of Trustees of the Trust.

2.	For certain Funds[1], to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

3.	For all Funds, to approve an amended fundamental investment restriction regarding investments in commodities.

[1]

Excluding Franklin Corefolio Allocation Fund, Franklin Focused Growth Fund, Franklin Flexible Alpha Bond Fund, Franklin Founding Funds Allocation Fund, Franklin Global Listed Infrastructure Fund, Franklin India Growth Fund, Franklin LifeSmartTM Retirement Income Fund, Franklin NextStep Funds, Franklin Payout Funds, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust – Money Market Portfolio, Templeton Foreign Smaller Companies Fund, Templeton Global Currency Fund and Templeton Global Smaller Companies Fund.

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4.	For Franklin Small-Mid Cap Growth Fund, Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund, to approve an amended fundamental investment restriction regarding lending.

5.

For Franklin Small-Mid Cap Growth Fund, to approve amendments to certain fundamental investment restrictions, as more fully specified in Exhibit G to the proxy statement (includes six (6) sub-proposals).

6.

For Franklin Small-Mid Cap Growth Fund, to approve the elimination of certain fundamental investment restrictions, as more fully specified in Exhibit H to the proxy statement (includes eight (8) sub-proposals).

7a-7c.

If properly presented, for Franklin High Yield Tax-Free Income Fund, Templeton Global Bond Fund and Franklin High Income Fund, a shareholder proposal that such Funds’ Boards institute procedures to prevent holding investments in companies that, in the judgment of each Board, substantially contribute to genocide or crimes against humanity.

8a-8d.

If properly presented, for Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Income Fund, Franklin High Income Fund, and Franklin California Tax-Free Income Fund, a shareholder proposal that such Funds’ Boards institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.

Has the Board of each Trust approved the proposals that relate to that Trust or its Funds?

The Boards have unanimously approved proposals 1 through 6 and recommend that you vote to approve proposals 1-6, as they apply to your Fund(s). The Boards have not approved proposals 7a-7c or 8a-8d and recommend that you vote AGAINST those proposals that apply to your Fund(s).

1.	For each Trust, to elect a Board of Trustees of the Trust.

What role does the Board play?

The Board of each Trust has the responsibility for looking after the interests of the shareholders of the Funds comprising that Trust. As such, the Board has an obligation to serve the best interests of shareholders in providing oversight of a Fund, including approving policy changes. In addition, the Board, among other things, reviews a Fund’s performance, oversees a Fund’s activities, and reviews contractual arrangements with a Fund’s service providers.

What is the affiliation of the Board and Franklin Templeton Investments?

Each Board is currently, and is proposed to continue to be, composed of over 75% “independent” trustees and two “interested” trustees. Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management. Independent trustees have no affiliation with Franklin Templeton Investments and are compensated by each individual Trust that they serve.

2.	For certain Funds[2], to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of each Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with Franklin Templeton Investments, and subadvisers that are not affiliated with Franklin Templeton Investments, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable each Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect my Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by a Fund or fees paid by the Fund’s shareholders. If the proposal is approved for a Fund, and the Trust’s Board and the Fund’s investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming the conditions of the Manager of Managers Order are met. Rather, a Fund’s investment manager, with the approval of the Fund’s Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser. The Funds currently do not intend to

[2]

Excluding Franklin Corefolio Allocation Fund, Franklin Focused Growth Fund, Franklin Flexible Alpha Bond Fund, Franklin Founding Funds Allocation Fund, Franklin Global Listed Infrastructure Fund, Franklin India Growth Fund, Franklin LifeSmartTM Retirement Income Fund, Franklin NextStep Funds, Franklin Payout Funds, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust – Money Market Portfolio, Templeton Foreign Smaller Companies Fund, Templeton Global Currency Fund and Templeton Global Smaller Companies Fund.

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use the Manager of Managers Structure. The Board of each Trust determined to seek shareholder approval of the Manager of Managers Structure for each Fund in connection with this joint special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

3.	For all Funds, to approve an amended fundamental investment restriction regarding investments in commodities.

What is the fundamental investment restriction regarding investments in commodities?

The Investment Company Act of 1940 (the “1940 Act”) requires every investment company to adopt a fundamental investment restriction governing investments in commodities. A “fundamental” investment restriction may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

The Funds’ current fundamental investment restrictions regarding investments in commodities are substantially similar, though not identical, and they are detailed in Exhibit F to the proxy statement.

What will be the effect of the amended fundamental investment restriction regarding investments in commodities?

Since the initial adoption of this restriction for the Funds, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved. New types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. The Funds’ investment managers believe that it is in the Funds’ best interests to amend the current fundamental investment restrictions in order to provide the Funds with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with each Fund’s investment goal and subject to oversight by the Fund’s Board. Under the proposed restriction, if current applicable law were to change, the Funds would be able to conform to any such new law without shareholders taking further action.

The Boards and the Funds’ investment managers do not anticipate that the proposed amended fundamental investment restriction regarding investments in commodities would involve additional material risk to any Fund or affect the way any Fund is currently managed or operated. The Board of each Trust determined to seek shareholder approval of the amended fundamental restriction regarding investments in commodities for each Fund in connection with this joint special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

4.

For Franklin Small-Mid Cap Growth Fund (the “Small-Mid Cap Fund”), Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund, to approve an amended fundamental investment restriction regarding lending.

What is the fundamental investment restriction regarding lending?

The 1940 Act requires every investment company to adopt a fundamental policy regarding lending. Each of the Small-Mid Cap Fund, Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund is currently subject to an investment restriction that prohibits the Fund from making loans, except for certain activities that are specifically excluded from the restriction.

What will be the effect of the amendment to my fund’s current fundamental investment restriction?

The purpose of the amendment is to update the fundamental lending investment restriction to place an overall limit on such lending and to provide that the Fund may not make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons (including other investment companies as permitted by the 1940 Act and any exemptions therefrom).

Under U.S. Securities and Exchange Commission staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent a Fund enters into lending transactions under these limited circumstances, such Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities and the Fund’s fundamental investment restriction regarding issuing senior securities. In addition, such Fund will disclose to shareholders any additional risks associated with such transactions.

5.	For the Small-Mid Cap Fund, to approve amendments to certain fundamental investment restrictions, as more fully specified in Exhibit G to the proxy statement (includes six (6) sub-proposals).

What are these fundamental investment restrictions?

The Small-Mid Cap Fund is subject to certain investment restrictions (for example, relating to borrowing or investing in real estate) that are considered “fundamental” because the restrictions may only be changed with shareholder approval. There generally are eight fundamental investment restrictions that each Fund is required to have under the 1940 Act.

What will be the effect of the amendments to the Small-Mid Cap Fund’s current fundamental investment restrictions?

The purpose of the amendments is to update those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, all required fundamental investment restrictions across the Franklin Templeton funds. To the extent that the Small-Mid Cap Fund uses this flexibility in the future, the Fund may be subject to some additional costs and risks. However, the Fund does not currently anticipate materially changing its investment strategies if the proposed amendments to its fundamental investment restrictions are approved.

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6.	For the Small-Mid Cap Fund, to approve the elimination of certain fundamental investment restrictions, as more fully specified in Exhibit H to the proxy statement (includes eight (8) sub-proposals).

What are these fundamental investment restrictions?

The Small-Mid Cap Fund is also subject to fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities that are now outdated or are no longer effective.

What will be the effect of the elimination of such investment restrictions on the Fund?

If the proposed eliminations are approved, it may be easier for the Small-Mid Cap Fund to adapt to market or industry changes in the future because these restrictions would be eliminated. To the extent that the Fund uses this flexibility in the future, the Fund may be subject to some additional costs and risks. However, the Fund does not currently anticipate materially changing its investment strategies if the proposed eliminations are approved.

7a-7c.

If properly presented, for Franklin High Yield Tax-Free Income Fund, Templeton Global Bond Fund and Franklin High Income Fund, a shareholder proposal that such Funds’ Boards institute procedures to prevent holding investments in companies that, in the judgment of each Board, substantially contribute to genocide or crimes against humanity.

Why are the Boards recommending a vote against proposals 7a-7c?

As discussed more completely in the proxy statement, the Boards believe that Franklin Templeton’s investment approach, which considers these issues on a company-by-company basis, is preferable to that recommended by the shareholder proposals.

8a-8d.

If properly presented, for Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Income Fund, Franklin High Income Fund, and Franklin California Tax-Free Income Fund, a shareholder proposal that such Funds’ Boards institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.

Why are the Boards recommending a vote against proposals 8a-8d?

As discussed more completely in the proxy statement, the Boards believe that Franklin Templeton’s investment approach, which considers these issues on a company-by-company basis, is preferable to that recommended by the shareholder proposals.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a company that has been engaged by the Trusts, on behalf of the Funds, to assist in the solicitation of proxies. The Solicitor is not affiliated with the Funds or with Franklin Templeton Investments. In order to hold a shareholder meeting, a certain percentage of a Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of a Fund on the record date. The record date is August 21, 2017.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid envelope. If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card(s) or voting instruction form(s) and following the on-line instructions. You can also vote your shares in person at the special joint meeting of shareholders. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at 800-967-5068.

How do I sign the proxy card(s)?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction form(s).

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

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PROXY STATEMENT

TABLE OF CONTENTS

♦ INFORMATION ABOUT VOTING		1
♦ THE PROPOSALS		3
PROPOSAL 1:	TO ELECT A BOARD OF TRUSTEES OF THE TRUSTS	3
PROPOSAL 2:	TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY A FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL	18
PROPOSAL 3:	TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES	20
INTRODUCTION TO PROPOSALS 4, 5 AND 6		21
PROPOSAL 4:	FOR FRANKLIN SMALL-MID CAP GROWTH FUND, TEMPLETON GLOBAL BALANCED FUND AND TEMPLETON EMERGING MARKETS SMALL CAP FUND, TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING	22
PROPOSAL 5:	FOR FRANKLIN SMALL-MID CAP GROWTH FUND, TO APPROVE AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 5a–5f)	22
Sub-Proposal 5a:	To amend the fundamental investment restriction regarding borrowing	22
Sub-Proposal 5b:	To amend the fundamental investment restriction regarding underwriting	23
Sub-Proposal 5c:	To amend the fundamental investment restriction regarding investments in real estate	23
Sub-Proposal 5d:	To amend the fundamental investment restriction regarding issuing senior securities	23
Sub-Proposal 5e:	To amend the fundamental investment restriction regarding industry concentration	23
Sub-Proposal 5f:	To amend the fundamental investment restriction regarding diversification of investments	24
PROPOSAL 6:	FOR FRANKLIN SMALL-MID CAP GROWTH FUND, TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 6a-6h)	24
Sub-Proposal 6a:	To eliminate the fundamental investment restriction regarding engaging in short sales and use of margin	24
Sub-Proposal 6b:	To eliminate the fundamental investment restriction regarding investments in oil, gas and other mineral programs	24
Sub-Proposal 6c:	To eliminate the fundamental investment restriction regarding use of options	24
Sub-Proposal 6d:	To eliminate the fundamental investment restriction regarding investment in restricted securities	25
Sub-Proposal 6e:	To eliminate the fundamental investment restriction regarding investment in unseasoned issuers	25
Sub-Proposal 6f:	To eliminate the fundamental investment restriction regarding investing for purposes of exercising control	25
Sub-Proposal 6g:	To eliminate the fundamental investment restriction regarding investing in other investment companies	25
Sub-Proposal 6h:	To eliminate the fundamental investment restriction regarding management ownership of securities and principal transactions with management	25
PROPOSALS 7a–7c:	SHAREHOLDER PROPOSALS REQUESTING THAT THE FRANKLIN TAX-FREE TRUST, TEMPLETON INCOME TRUST, AND FRANKLIN HIGH INCOME TRUST BOARDS INSTITUTE PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN THE JUDGMENT OF THE BOARDS, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY	25
PROPOSALS 8a–8d:	SHAREHOLDER PROPOSALS REQUESTING THAT THE TAX-FREE TRUST, FRANKLIN CUSTODIAN FUNDS, HIGH INCOME TRUST AND FRANKLIN CALIFORNIA TAX-FREE INCOME FUND BOARDS INSTITUTE TRANSPARENT PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN THE JUDGMENT OF MANAGEMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY	28
♦ ADDITIONAL INFORMATION ABOUT THE FUNDS		32
♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING		33

i

EXHIBITS
Exhibit A – Nominating Committee Charter	A-1
Exhibit B – Committee Meetings	B-1
Exhibit C – Aggregate Board Compensation	C-1
Exhibit D – Additional Executive Officers	D-1
Exhibit E – Audit Fee Information	E-1
Exhibit F – Fundamental Investment Restrictions Regarding Investments in Commodities	F-1
Exhibit G – Fundamental Investment Restrictions Proposed to be Amended	G-1
Exhibit H – Fundamental Investment Restrictions Proposed to be Eliminated	H-1
Exhibit I – Investment Managers of the Funds	I-1
Exhibit J – Outstanding Shares as of May 31, 2017	J-1
Exhibit K – Principal Holders of Shares as of May 31, 2017	K-1

ii

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Municipal Securities Trust

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton Global Trust

Franklin Templeton International Trust

Franklin Templeton Money Fund Trust

Franklin U.S. Government Money Fund

Institutional Fiduciary Trust

The Money Market Portfolios

Templeton China World Fund

Templeton Funds

Templeton Global Investment Trust

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund

Templeton Income Trust

Templeton Institutional Funds

PROXY STATEMENT

♦	INFORMATION ABOUT VOTING

Who is asking for my vote?

The Boards of Trustees (the “Boards” or the “Trustees”) of the U.S. registered Franklin and Templeton funds listed above (collectively, the “Trusts” and, individually, a “Trust”), including their various series (collectively, the “Funds” and, individually, a “Fund”),1 in connection with a Special Joint Meeting of Shareholders of the Trusts to be held on October 30, 2017 (the “Meeting”), have requested your vote on several matters (the “Proposals” or, each, a “Proposal”).

In addition, if you are a shareholder of Franklin Templeton U.S. Government Money Fund, Franklin U.S. Government Money Fund or Money Market Portfolio (a series of Institutional Fiduciary Trust), each of which is a “feeder fund,” you are being requested to provide voting instructions to such Fund on how it should vote the shares it owns in The U.S. Government Money Market Portfolio, as the “master portfolio,” as more fully described below under “On what issues am I being asked to vote? – Master-Feeder Fund Structure.”

Who is eligible to vote?

Shareholders of record at the close of business on August 21, 2017, are entitled to be present and to vote at the Meeting or any adjourned Meeting (and, in the case of shareholders of a feeder fund, to provide voting instructions to such feeder fund). Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting. The Notice of Special Joint Meeting of Shareholders, the proxy cards or voting instruction forms, and the proxy statement were first mailed to shareholders of record on or about August 30, 2017.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

Proposal No.	Trust/Funds Requested to Vote	Proposal
1.	Each Trust	To elect a Board of Trustees of the Trust
2.	Certain Funds[2]	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval
3.	All Funds	To approve an amended fundamental investment restriction regarding investments in commodities

[1]	Other than Emerging Markets Series of Templeton Institutional Funds and Templeton Frontier Markets Fund of Templeton Global Investment Trust, which are issuing separate proxy solicitation materials.

[2]

All Funds excluding Franklin Corefolio Allocation Fund, Franklin Focused Growth Fund, Franklin Flexible Alpha Bond Fund, Franklin Founding Funds Allocation Fund, Franklin Global Listed Infrastructure Fund, Franklin India Growth Fund, Franklin LifeSmart™ Retirement Income Fund, Franklin NextStep Funds, Franklin Payout Funds, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust – Money Market Portfolio, Templeton Foreign Smaller Companies Fund, Templeton Global Currency Fund and Templeton Global Smaller Companies Fund.

Proposal No.	Trust/Funds Requested to Vote	Proposal
4.	For Franklin Small-Mid Cap Growth Fund, Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund	To approve an amended fundamental investment restriction regarding lending
5.	Franklin Small-Mid Cap Growth Fund	To approve amendments to certain fundamental investment restrictions, as more fully specified in Exhibit G to this proxy statement (includes six (6) Sub-Proposals)
6.	Franklin Small-Mid Cap Growth Fund	To approve the elimination of certain fundamental investment restrictions, as more fully specified in Exhibit H to this proxy statement (includes eight (8) Sub-Proposals)
7a-7c.	Franklin High Yield Tax-Free Income Fund, Templeton Global Bond Fund and Franklin High Income Fund

If properly presented, a shareholder proposal that such Funds’ Boards of Trustees institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity

8a-8d.	Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Income Fund, Franklin High Income Fund and Franklin California Tax-Free Income Fund

If properly presented, a shareholder proposal that such Funds’ Boards of Trustees institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity

Master-Feeder Fund Structure. Each of Franklin Templeton U.S. Government Money Fund, Franklin U.S. Government Money Fund and Money Market Portfolio (individually, a “Feeder Fund” and collectively, the “Feeder Funds”) operates in a master-feeder arrangement in which each Feeder Fund invests all of its assets in The Money Market Portfolio (the “Master Portfolio”), which has the same investment goal as the Feeder Funds and invests directly in securities and other investments.

As shareholders in the Master Portfolio, the Feeder Funds have been asked to vote on the proposals described in this proxy statement as they relate to the Master Portfolio. Under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to master-feeder fund arrangements, each Feeder Fund must (i) pass through to the Feeder Fund’s own shareholders voting rights with respect to the Master Portfolio shares it holds and (ii) vote its Master Portfolio shares in accordance with the voting instructions of such Feeder Fund’s shareholders. As a result, in addition to your vote on these proposals as they relate to a Fund in which you own shares, the Boards of the Feeder Funds need, and you are asked for, your voting instructions on these matters as to how your Feeder Fund should vote its Master Portfolio shares.

How do the Boards of the Trusts recommend that I vote?

The Boards of the Trusts unanimously recommend that you vote:

1.	For all Trusts: FOR the election of all nominees as Trustees of the Trust;

2.	For certain Funds[3]: FOR the approval of the use of a “manager of managers” structure;

3.	For all Funds: FOR the approval of an amended fundamental investment restriction regarding investments in commodities;

4.	For Franklin Small-Mid Cap Growth Fund, Templeton Global Balanced Fund and Templeton Emerging Markets Small Cap Fund: FOR the amendment of the fundamental investment restriction regarding lending;

5.	For Franklin Small-Mid Cap Growth Fund: FOR the approval of each of the proposed amendments to certain of the Fund’s fundamental investment restrictions; and

6.	For Franklin Small-Mid Cap Growth Fund: FOR the approval of the elimination of certain of the Fund’s fundamental investment restrictions.

7a-7c.

For Franklin High Yield Tax-Free Income Fund, Templeton Global Bond Fund and Franklin High Income Fund: AGAINST a shareholder proposal that such Funds’ Boards of Trustees institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.

8a-8d.

For Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Income Fund, Franklin High Income Fund and Franklin California Tax-Free Income Fund: AGAINST a shareholder proposal that such Funds’ Boards of Trustees institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.

[3]

Excluding Franklin Corefolio Allocation Fund, Franklin Focused Growth Fund, Franklin Flexible Alpha Bond Fund, Franklin Founding Funds Allocation Fund, Franklin Global Listed Infrastructure Fund, Franklin India Growth Fund, Franklin LifeSmartTM Retirement Income Fund, Franklin NextStep Funds, Franklin Payout Funds, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust – Money Market Portfolio, Templeton Foreign Smaller Companies Fund, Templeton Global Currency Fund and Templeton Global Smaller Companies Fund.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card(s) or voting instruction form(s) in one of four ways:

●

By Internet (if eligible). The web address and instructions for voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).

●

By Telephone (if eligible). The toll-free number for telephone voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).

●

By Mail. Mark the enclosed proxy card(s) or voting instruction form(s), sign and date it (them), and return it (them) in the postage-paid envelope we provided. A proxy card with respect to shares held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of the joint owners.

●	In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting you may contact AST Fund Solutions, LLC (the “Solicitor”), the proxy solicitor, toll-free at 800-967-5068. Please see the section entitled “FURTHER INFORMATION ABOUT VOTING AND THE MEETING” for more information on the Solicitor.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 2 of this proxy statement. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page 2 of this proxy statement.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the appropriate Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

May I attend the Meeting in person?

Shareholders of record at the close of business on August 21, 2017, are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of August 21, 2017, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders without proof of ownership and identification will not be admitted.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Elections at the Meeting. Also, in order to revoke your proxy or voting instruction form, you may need to forward your written revocation or a later-dated proxy card/voting instruction form to your broker rather than to the appropriate Fund.

Who will pay proxy solicitation costs?

The cost of soliciting proxies, including the fees of a proxy solicitation agent, will be borne by the Funds. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

♦	THE PROPOSALS

PROPOSAL 1:	TO ELECT A BOARD OF TRUSTEES OF THE TRUSTS

How are nominees for Trustee selected?

The Board of each Trust has a Nominating Committee. The Nominating Committee for each Franklin Fund is comprised of John B. Wilson (Chair), Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, and Larry D. Thompson. The Nominating Committee for each Templeton Fund is comprised of Edith E. Holiday (Chair), J. Michael Luttig and Larry D. Thompson. None of the members of the Nominating Committees of the Trusts is an “interested person” of that Trust, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of a Trust are referred to as the “Independent Trustees,” and Trustees who are interested persons of a Trust are referred to as the “Interested Trustees.”

Each Trust’s Nominating Committee is responsible for selecting candidates to serve as Trustees for that Trust and recommending such candidates: (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Trust’s investment manager(s) and other principal service providers, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. Each Trust’s Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates for the Board.

When a Trust’s Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, each Trust’s Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. A Trust’s Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Board member, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who: (i) has continuously owned of record, or beneficially through a financial intermediary, shares of such Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four (24) month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

A Trust’s Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

Each Board has adopted and approved a formal written charter for its Nominating Committee (the “Charter”). A copy of the Charter is attached to this proxy statement as Exhibit A.

Who are the nominees for Trustee of my Trust?

The Boards of each of the Franklin Funds currently are identical and comprised of eight Trustees. The Boards of each of the Templeton Funds currently are identical4 and comprised of eleven Trustees (ten Trustees for TGIT), seven of whom also serve on the Boards of the Franklin Funds. For purposes of this proxy statement, the “Templeton Funds” refer to Franklin Templeton Global Trust, Templeton China World Fund, Templeton Funds, Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Global Smaller Companies Fund, Templeton Income Trust and Templeton Institutional Funds, and the “Franklin Funds” refer to all of the Funds except the Templeton Funds.

Shareholders of each Fund are being asked to vote only for the election of the Trustees who will oversee management of that Fund and any other Funds within the same Trust. The nominees for Independent Trustee and Interested Trustee of each Trust are listed below. All of the nominees, with the exception of Terrence J. Checki, currently serve on one or more Boards of Trustees/Directors of the funds within the Franklin Templeton Investments fund complex. Mr. Checki does not currently serve on the Board of any Trust or of any other fund within the Franklin Templeton Investments fund complex. Among the nominees, Gregory E. Johnson and Rupert H. Johnson, Jr. are deemed to be Interested Trustee nominees.

[4]	Except for Templeton Global Investment Trust (“TGIT”), which has all the same Trustees as the other Templeton Funds, excluding Ms. Mary C. Choksi.

Franklin Funds

Independent Trustee Nominees:

Harris J. Ashton Terrence J. Checki Mary C. Choksi	Edith E. Holiday J. Michael Luttig	Larry D. Thompson John B. Wilson

Interested Trustee Nominees:

Gregory E. Johnson	Rupert H. Johnson, Jr.

Templeton Funds

Independent Trustee Nominees:

Harris J. Ashton Ann Torre Bates Mary C. Choksi	Edith E. Holiday J. Michael Luttig David W. Niemiec	Larry D. Thompson Constantine D. Tseretopoulos Robert E. Wade

Interested Trustee Nominees:

Gregory E. Johnson	Rupert H. Johnson, Jr.

If elected, each nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation or removal.

Interested Trustees of the Trusts hold director and/or officer positions with, or are stockholders of, Franklin Resources, Inc. (“Franklin Resources”) and its affiliates. Franklin Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Franklin Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson, both nominees for Interested Trustee of the Trusts. There are no other family relationships among the officers or nominees for Trustee.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustee(s).

Set forth in the table below are the nominees who are standing for election by shareholders for the first time, the Board(s) to which they are nominated to serve and the person(s) who initially recommended them for consideration as nominees for Board membership. All of these nominees, except Ms. Choksi, with respect to TGIT only, and Mr. Checki, are currently Trustees and were appointed to the Boards by the then current Trustees.

Independent Trustee Nominees:	Trust(s) for which Nominee is to be elected by shareholders for the first time:	Recommended by:
Mary C. Choksi	All Franklin Funds and all Templeton Funds	An incumbent Independent Board Member at the time of appointment or nomination
J. Michael Luttig	All Franklin Funds and all Templeton Funds except Franklin Templeton Global Trust and Templeton Global Smaller Companies Fund	An incumbent Independent Board Member at the time of appointment
Ann Torre Bates	All Templeton Funds except Franklin Templeton Global Trust and Templeton Global Smaller Companies Fund	An incumbent Independent Board Member at the time of appointment
Terrence J. Checki	All Franklin Funds	An incumbent Independent Board Member

Interested Trustee Nominees:	Trust(s) for which Nominee is to be elected by shareholders for the first time:	Recommended by:
Gregory E. Johnson

Franklin California Tax-Free Income Fund, Franklin Custodian Funds, Franklin High Income Trust, Franklin Investors Securities Trust, Franklin New York Tax-Free Income Fund, Franklin Strategic Series, TGIT, Templeton Funds and Templeton Global Opportunities Trust

Executive Officers of Franklin Resources at the time of appointment
Rupert H. Johnson, Jr.

Templeton Income Trust, Templeton Developing Markets Trust, Templeton Institutional Funds, Templeton China World Fund, and TGIT and all Franklin Funds, except Franklin California Tax-Free Income Fund, Franklin Custodian Funds, Franklin High Income Trust, Franklin Investors Securities Trust, Franklin New York Tax-Free Income Fund and Franklin Strategic Series

Executive Officers of Franklin Resources at the time of appointment

Information regarding the nominees appears below, including information on the business activities of the nominees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. Each Trust’s Board believes that the specific background of each nominee for Trustee evidences such ability and is appropriate to his or her serving on the applicable Trust’s Board. As indicated below, Harris J. Ashton has served as a chief executive officer of NYSE-listed public corporations; Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; David W. Niemiec has been a chief financial officer of a major corporation; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Robert E. Wade has had more than thirty years’ experience as a solo practicing attorney; John B. Wilson has served as President of International for a Fortune 150 company, chief operating officer of an NYSE-listed public corporation, chief financial officer of a NASDAQ-listed public corporation and partner of a global strategy consulting firm; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impacts on markets, including emerging markets; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Listed below with the business activities of the nominees are their names and years of birth, the Board(s) on which they serve or are nominated to serve, their positions and length of service on the Board(s), and the number of Fund portfolios in the Franklin Templeton Investments fund complex that they oversee.

Nominees for Independent Trustee:

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee (Franklin and Templeton Funds)	Since 1992	141
Other Directorships Held During at Least the Past 5 Years: Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee (Templeton Funds)	Since 2008	42

Other Directorships Held During at Least the Past 5 Years:

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997- 2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**
Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Nominee for Trustee (Franklin Funds)	Not Applicable	115
Other Directorships Held During at Least the Past 5 Years: Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee (Franklin and Templeton Funds)	Since 2014	141
Other Directorships Held During at Least the Past 5 Years: Avis Budget Group Inc. (car rental) (2007-present) and Omnicom Group Inc. (advertising and marketing communications services) (2011-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee (Franklin and Templeton Funds) Lead Independent Trustee (Templeton Funds)	Trustee since 1996 and Lead Independent Trustee since 2007	141

Other Directorships Held During at Least the Past 5 Years:

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001- present), White Mountains Insurance Group, Ltd. (holding company) (2004- present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee (Franklin and Templeton Funds)	Since 2009	141
Other Directorships Held During at Least the Past 5 Years: Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee (Templeton Funds)	Since 2005	42
Other Directorships Held During at Least the Past 5 Years: Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee (Franklin and Templeton Funds)	Since 2005	141

Other Directorships Held During at Least the Past 5 Years:

The Southern Company (energy company) (2014- present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (April 2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee (Templeton Funds)	Since 1991	26
Other Directorships Held During at Least the Past 5 Years: None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee (Templeton Funds)	Since 2006	42
Other Directorships Held During at Least the Past 5 Years: El Oro Ltd (investments) (2003 – present).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Lead Independent Trustee (Franklin Funds)	Since 2007 Lead Independent Trustee since 2008	115
Other Directorships Held During at Least the Past 5 Years: None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); serves on private and non-profit boards; and formerly, President, Staples – International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Nominees for Interested Trustee:

Name, Year of Birth and Address	Position	Length of Time Served*	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee**
***Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee (Franklin and Templeton Funds)	Since 2007	156
Other Directorships Held During at Least the Past 5 Years: None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

***Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee (Franklin and Templeton Funds) Vice President (Franklin California Tax-Free Income Fund, Franklin Custodian Funds, Franklin Investors Securities Trust, Franklin New York Tax-Free Income Fund, Templeton China World Fund, Templeton Funds, Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Global Smaller Companies Fund, Templeton Income Trust and Templeton Institutional Funds)	Chairman of the Board since 2013 and Trustee since 1978 Vice President since 1978	141
Other Directorships Held During at Least the Past 5 Years: None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

*	If a Board member has served for different periods of time for different Trusts, the earliest applicable date is shown.

**

The number of portfolios listed in the tables above includes each separate series or fund within a U.S. registered investment company within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common or affiliated underwriter.

***

Gregory E. Johnson and Rupert H. Johnson, Jr. are “interested persons” of the Trusts as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons who can comprise a trust’s board of trustees. Gregory E. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trusts due to their positions as officers, directors and/or shareholders of Franklin Resources. Gregory E. Johnson is the nephew of Rupert H. Johnson, Jr. The remaining nominees are Independent Trustee nominees.

How often does a Trust’s Board meet and what are Board Members paid?

The role of a Trust’s Board is to provide general oversight of the Trust’s business and to ensure that the Trust and its Funds are operated for the benefit of all Fund shareholders. The Boards of the Franklin Funds met eight times during the prior fiscal year and generally anticipate meeting at least eight times during the current fiscal year, and more frequently as necessary. The Boards of the Templeton Funds met five times during the prior fiscal year and anticipate meeting at least five times during the current fiscal year, and more frequently as necessary. The Boards also oversee the services furnished to the Trusts and the Funds by the investment managers to the Funds (together, the “Investment Managers”) and various other service providers.

All of the current Independent Trustees serve as Board members of more than one Trust and, in some cases, of other Franklin Templeton funds that are not participating in the Meeting, some of which may hold meetings at different dates and times.

The Board members and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each Trust to obtain, at a relatively modest cost to each separate Trust, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several Trusts and their Funds.

Each nominee for Trustee currently in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Trustee served during such Trust’s most recent fiscal year. The number of meetings held by the Audit and Nominating Committees of each Trust during such Trust’s last fiscal year (ended on or before May 31, 2017) is set forth in Exhibit B to this proxy statement. None of the Trusts currently has a formal policy regarding Trustee attendance at annual shareholders’ meetings. Except for Franklin Templeton Global Trust and Templeton Global Smaller Companies Fund, none of the Trusts held, or were required to hold, an annual meeting at which Trustees were elected during its last fiscal year.

Franklin Funds. The Independent Trustees of the Franklin Funds serve on the boards of trustees of 26 investment companies in the Franklin Templeton Investments fund complex for which each Independent Trustee currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which is allocated to each Franklin Fund. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Franklin Funds’ lead Independent Trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to each Franklin Fund. Board members who serve on the Audit Committees of the Franklin Funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to each Franklin Fund. John B. Wilson, who serves as chairman of the Audit Committees of the Franklin Funds, receives an additional fee of $50,000 per year, a portion of which is allocated to each Franklin Fund. Members of the Audit Committees are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting.

Templeton Funds. The Independent Trustees of the Templeton Funds serve on the boards of trustees/directors of 14 investment companies in the Franklin Templeton Investments fund complex for which each Independent Trustee currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to each Templeton Fund. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Templeton Funds’ lead Independent Trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to each Templeton Fund. Board members who serve on the Audit Committees of the Templeton Funds, receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to each Templeton Fund. David W. Niemiec, who serves as chairman of the Audit Committees of the Templeton Funds, receives an additional fee of $15,000 per year, a portion of which is allocated to each Templeton Fund. Members of the Audit Committees are not separately compensated for any Committee meeting held on the day of a regularly scheduled board meeting.

All Trusts. Independent Trustees are also reimbursed for expenses incurred in connection with attending board meetings by each fund in Franklin Templeton Investments for which they serve as a board member. The Interested Trustees and certain officers of the Trusts who are shareholders of Franklin Resources are not compensated by the Trusts for their services, but may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Managers and their affiliates from the Franklin Templeton funds. The Investment Managers or their affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the amount each Independent Trustee received from each Trust and from all funds in the Franklin Templeton Investments fund complex as a whole during the 12 months ended May 31, 2017, as well as the estimated annual benefits, if any, upon retirement.

Independent Trustee	Aggregate Compensation from the Trusts	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Investments Fund Complex*	Number of Boards within Franklin Templeton Investments Fund Complex on which the Trustee Serves**
Harris J. Ashton	See Exhibit C	None	None	$493,000	40
Ann Torre Bates***	See Exhibit C	None	None	$521,000	18
Terrence J. Checki****	None	None	None	None	N/A
Mary C. Choksi	See Exhibit C	None	None	$448,668	39
Edith E. Holiday	See Exhibit C	None	None	$536,000	40
J. Michael Luttig	See Exhibit C	None	None	$518,000	40
David W. Niemiec	See Exhibit C	None	None	$518,000	18
Larry D. Thompson	See Exhibit C	None	None	$506,000	40
Constantine D. Tseretopoulos	See Exhibit C	None	None	$206,000	14

Independent Trustee	Aggregate Compensation from the Trusts	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Franklin Templeton Investments Fund Complex*	Number of Boards within Franklin Templeton Investments Fund Complex on which the Trustee Serves**
Robert E. Wade***	See Exhibit C	None	None	$576,000	18
John B. Wilson	See Exhibit C	None	None	$396,000	26

*	Compensation received for the 12 months ended May 31, 2017.

**

We base the number of Boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series within each investment company for which the Board members are responsible. The Franklin Templeton Investments fund complex currently includes 45 U.S. registered investment companies, with approximately 166 U.S. based funds or series.

***

Ms. Bates and Mr. Wade are also independent Board members of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent Board members who have served seven years or longer for such funds prior to the date the plan was discontinued.

****	Mr. Checki is a nominee for Independent Trustee and has not yet served on any Franklin Templeton fund board.

Board members of the Franklin Funds and of the Templeton Funds historically have followed a policy of having substantial investments in one or more of the Franklin Funds or Templeton Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized for the Franklin Funds and Templeton Funds through the adoption of a requirement that each Board member annually invest one-third of fees received for serving as a director or trustee of a Templeton Fund (excluding Committee fees) in shares of one or more Templeton Funds and one-third of fees received for serving as trustee of a Franklin Fund (excluding Committee fees) in shares of one or more Franklin Funds until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute Fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998 are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities of the Trusts and their Funds overseen or to be overseen by the Board nominees that are beneficially owned by them as of May 31, 2017. The aggregate dollar range of equity securities in all U.S. registered funds in the Franklin Templeton Investments fund complex overseen or to be overseen by the Board member was over $100,000 as of May 31, 2017, for each Board nominee, other than Mr. Checki.

Name of Trustee	Dollar Range of Equity Securities in Fund/Fund Name[1]
Independent Trustees:
Harris J. Ashton	Franklin Custodian Funds:	$10,001-$50,000/Franklin DynaTech Fund Over $100,000/Franklin Growth Fund Over $100,000/Franklin Income Fund Over $100,000/Franklin U.S. Government Securities Fund
	Franklin Federal Tax-Free Income Fund:	Over $100,000
	Franklin Investor Securities Trust:	Over $100,000/Franklin Adjustable U.S. Government Securities Fund $1-$10,000/Franklin Floating Rate Daily Access Fund
	Franklin Real Estate Securities Trust:	$50,001-$100,000/Franklin Real Estate Securities Fund
	Franklin U.S. Government Money Fund:	$1 - $10,000
	Templeton Funds:	Over $100,000/Templeton World Fund Over $100,000/Templeton Foreign Fund
	Templeton Global Opportunities Trust:	$50,001-$100,000
	Templeton Global Smaller Companies Fund:	Over $100,000
	Templeton Income Trust:	$10,001-$50,000/Templeton Global Bond Fund
Ann Torre Bates	Templeton Funds:	$10,001-$50,000/Templeton World Fund $50,001-$100,000/Templeton Foreign Fund
	Templeton Global Investment Trust:	$10,001-$50,000/Templeton Emerging Markets Small Cap Fund $50,001-$100,000/Templeton Global Balanced Fund

Name of Trustee	Dollar Range of Equity Securities in Fund/Fund Name[1]
	Templeton Income Trust:	Over $100,000/Templeton Global Bond Fund Over $100,000/Templeton International Bond Fund
Terrence J. Checki	None
Mary C. Choksi	Franklin Templeton International Trust:	Over $100,000/Franklin India Growth Fund
	Franklin Strategic Series:	Over $100,000*/Franklin Focused Core Equity Fund Over $100,000/Franklin Natural Resources Fund
	Templeton Income Trust:	$10,001-$50,000/Templeton Global Total Return Fund
Edith E. Holiday	Franklin Custodian Funds:	Over $100,000/Franklin Growth Fund Over $100,000/Franklin Income Fund Over $100,000/Franklin Utilities Fund Over $100,000/Franklin U.S. Government Securities Fund
	Franklin Federal Tax-Free Income Fund:	Over $100,000
	Franklin High Income Trust:	$10,001-$50,000/Franklin High Income Fund
Franklin Investors Securities Trust:

$50,001-$100,000/Franklin Adjustable U.S. Government Securities Fund

$10,001-$50,000/Franklin Floating Rate Daily Access Fund

$10,001-$50,000/Franklin Equity Income Fund

$50,001-$100,000/Franklin Low Duration Total Return Fund

Franklin Strategic Series:

$10,001-$50,000/Franklin Small-Mid Cap Growth Fund

$10,001-$50,000/Franklin Biotechnology Discovery Fund

Over $100,000/Franklin Growth Opportunities Fund

Over $100,000/Franklin Small Cap Growth Fund

$50,001-$100,000/Franklin Strategic Income Fund

	Franklin Tax-Free Trust:	$50,001-$100,000/Franklin High Yield Tax-Free Income Fund Over $100,000/Franklin Federal Intermediate-Term Tax-Free Income Fund
	Franklin Fund Allocator Series:	$50,001-$100,000/Franklin Growth Allocation Fund
	Franklin U.S. Government Money Fund:	$50,001-$100,000
	Templeton Funds:	Over $100,000/Templeton World Fund Over $100,000/Templeton Foreign Fund
	Templeton Global Investment Trust:	$10,001-$50,000/Templeton Global Balanced Fund
	Templeton Global Opportunities Trust:	$10,001-$50,000
	Templeton Income Trust:	Over $100,000/Templeton Global Bond Fund
J. Michael Luttig	Franklin Custodian Funds:	Over $100,000/Franklin DynaTech Fund Over $100,000/Franklin Growth Fund Over $100,000/Franklin Income Fund Over $100,000/Franklin Utilities Fund
	Franklin Federal Tax-Free Income Fund:	$10,001-$50,000
	Franklin Global Trust:	Over $100,000/Franklin International Small Cap Growth Fund
	Franklin High Income Trust:	Over $100,000/Franklin High Income Fund
	Franklin Strategic Series:	Over $100,000/Franklin Biotechnology Discovery Fund $10,001-$50,000/Franklin Growth Opportunities Fund $50,001-$100,000/Franklin Small-Mid Cap Growth Fund
	Franklin Templeton International Trust:	Over $100,000/Franklin India Growth Fund
	Franklin U.S. Government Money Fund:	$1-$10,000
	Templeton China World Fund:	$50,001-$100,000
	Templeton Funds:	$10,001-$50,000/Templeton Foreign Fund

Name of Trustee	Dollar Range of Equity Securities in Fund/Fund Name[1]
	Templeton Income Trust:	Over $100,000/Templeton Global Bond Fund Over $100,000/Templeton Global Total Return Fund
David W. Niemiec	Templeton Global Smaller Companies Fund:	Over $100,000
	Templeton Income Trust:	Over $100,000/Templeton Global Bond Fund Over $100,000/Templeton Global Total Return Fund
Larry D. Thompson	Franklin Custodian Funds:	$10,001-$50,000/Franklin DynaTech Fund
	Franklin Fund Allocator Series:	Over $100,000*/Franklin LifeSmartTM Retirement Income Fund Over $100,000/Franklin Founding Funds Allocation Fund
	Franklin Gold & Precious Metals Fund:	$1-$10,000
	Franklin High Income Trust:	$50,000-$100,000/Franklin High Income Fund
	Franklin Investors Securities Trust:	Over $100,000/Franklin Balanced Fund $50,001-$100,000/Franklin Convertible Securities Fund Over $100,000/Franklin Low Duration Total Return Fund
	Franklin Strategic Series:	Over $100,000*/Franklin Focused Core Equity Fund $50,001-$100,000/Franklin Small Mid-Cap Growth Fund
	Franklin U.S. Government Money Fund:	$1-$10,000
	Templeton Funds:	$10,001-$50,000/Templeton World Fund Over $100,000/Templeton Foreign Fund
	Templeton Global Investment Trust:	$10,001-$50,000/Templeton Emerging Markets Small Cap Fund
	Templeton Income Trust:	Over $100,000/Templeton Global Bond Fund Over $100,000/Templeton Global Total Return Fund
Constantine D. Tseretopoulos	Franklin U.S. Government Money Fund:	$1-$10,000
	Templeton Funds:	$10,001- $50,000/Templeton World Fund Over $100,000/Templeton Foreign Fund
	Templeton Global Opportunities Trust:	$10,001-$50,000
	Templeton Income Trust:	Over $100,000/Templeton Global Total Return Fund
Robert E. Wade	Franklin Tax-Free Trust:	Over $100,000/Franklin Pennsylvania Tax-Free Income Fund
	Franklin Templeton International Trust:	$10,001-$50,000/Franklin India Growth Fund
	Templeton Funds:	$10,001-$50,000/Templeton Foreign Fund
	Templeton Global Investment Trust:	$10,001-$50,000/Templeton Emerging Markets Balanced Fund $10,001-$50,000/Templeton Emerging Markets Small Cap Fund Over $100,000/Templeton Global Balanced Fund
	Templeton Global Opportunities Trust:	$50,001-$100,000
	Templeton Income Trust:	Over $100,000/Templeton Global Bond Fund
John B. Wilson	Franklin Custodian Funds:	Over $100,000/Franklin DynaTech Fund
	Franklin Gold and Precious Metals Fund:	Over $100,000
	Franklin Investors Securities Trust:	$1-$10,000/Franklin Adjustable U.S. Government Securities Fund $50,001-$100,000/Franklin Low Duration Total Return Fund
	Franklin Strategic Series:	Over $100,000/Franklin Biotechnology Discovery Fund
Interested Board Members:
Gregory E. Johnson	Franklin California Tax-Free Income Fund:	Over $100,000
	Franklin Custodian Funds:	Over $100,000/Franklin Income Fund Over $100,000/Franklin Growth Fund

Name of Trustee	Dollar Range of Equity Securities in Fund/Fund Name[1]
	Franklin Gold & Precious Metals Fund:	Over $100,000
	Franklin Investors Securities Trust:	Over $100,000/Franklin Equity Income Fund
	Franklin Strategic Series:	$50,001 - $100,000/Franklin Strategic Income Fund
	Franklin U.S. Government Money Fund:	Over $100,000
	Templeton Funds:	Over $100,000/Templeton Foreign Fund
	Templeton Global Investment Trust:	$50,001 - $100,000/Templeton Foreign Smaller Companies Fund
Rupert H. Johnson, Jr.	Franklin California Tax-Free Income Fund:	Over $100,000
	Franklin California Tax-Free Trust:	Over $100,000*/Franklin California Ultra Short Tax-Free Income Fund
	Franklin Custodian Funds:	Over $100,000*/Franklin DynaTech Fund Over $100,000/Franklin Growth Fund $10,001-$50,000/Franklin Income Fund $1-$10,000/Franklin Utilities Fund
	Franklin Global Trust:	Over $100,00/Franklin International Small Cap Growth Fund
	Franklin High Income Trust:	Over $100,000/Franklin High Income Fund
	Franklin Investors Securities Trust:	Over $100,000/Franklin Convertible Securities Fund Over $100,000/Franklin Equity Income Fund
	Franklin Strategic Series:	Over $100,000/Franklin Small Mid-Cap Growth Fund Over $100,000/Franklin Biotechnology Discovery Fund Over $100,000*/Franklin Natural Resources Fund Over $100,000/Franklin Growth Opportunities Fund
	Franklin U.S. Government Money Fund:	Over $100,000*
	Templeton China World Fund:	Over $100,000*
	Templeton Funds:	Over $100,000/Templeton Foreign Fund
	Templeton Global Investment Trust:	Over $100,000/Templeton Foreign Smaller Companies Fund
	Templeton Income Trust:	Over $100,000/Templeton Global Bond Fund

[1]	For any other Fund or series thereof overseen by the Board member that is not listed, the amount owned is none.

*	Denotes that the Board member’s holding exceeds 1% of a class of shares of the Fund.

Who are the Executive Officers of the Trusts?

Officers of the Trusts are appointed by their respective Boards and serve at the pleasure of the Boards. Listed below for the Executive Officers that are common to all of the Trusts are their names, years of birth and addresses, as well as their positions and length of service with the Trusts, and principal occupations during at least the past five years.

Executive Officers Common to the Trusts:

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Rupert H. Johnson, Jr.	Current Trustee and Chairman of the Board (Franklin and Templeton Funds) Vice President for various Funds**	Board member since 1983 Vice President since 1982
Please refer to the table “Nominees for Interested Trustee” for additional information about Mr. Rupert H. Johnson, Jr.
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President (Franklin and Templeton Funds)	Since 2012

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President (Franklin and Templeton Funds)	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President (Franklin and Templeton Funds)	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer -Finance and Administration (Franklin and Templeton Funds)	Since June 2017

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance (Franklin and Templeton Funds)	Since 2016

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President (Franklin and Templeton Funds)	Since 2013

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer (Franklin and Templeton Funds)	Since 2013

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary (Franklin Funds) Vice President (Templeton Funds)	Since 2006 Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President (Franklin and Templeton Funds)	Since 2015
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Address and Year of Birth	Position(s) with Funds	Length of Time Served*
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President (Franklin and Templeton Funds)	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President (Templeton Funds) Vice President (Franklin Funds)	Secretary since 2013 and Vice President since 2011 Since 2011

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*	If a person has held positions or offices for different Trusts for different periods of time, the earliest applicable date is shown.

**

Mr. Rupert H. Johnson, Jr. serves as Vice President of Franklin California Tax-Free Income Fund, Franklin Custodian Funds, Franklin Investors Securities Trust, Franklin New York Tax-Free Income Fund and each Templeton Fund.

Additional Executive Officers

In addition to the common Executive Officers listed above, each Trust has additional Executive Officers which are set forth in Exhibit D – Additional Executive Officers to this proxy statement. The additional Executive Officers often serve in the same capacity for multiple Trusts. If an Executive Officer has held an office for different Trusts for different periods of time, the earliest applicable date is shown.

What are the Standing Committees of the Boards?

In addition to the Nominating Committee, each Board has a standing Audit Committee. Each Trust’s Audit Committee is responsible for the appointment, compensation and retention of the Trust’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Trust’s auditors to the full Board and meeting with such auditors to consider and review matters relating to the Trust’s financial reports and internal auditing. The Audit Committees for the Franklin Funds are comprised of Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson (Chair). The Audit Committees for the Templeton Funds are comprised of Ann Torre Bates, J. Michael Luttig, David W. Niemiec (Chair), and Constantine D. Tseretopoulos. All of the members of the Audit Committees are Independent Trustees.

Selection of Auditors. The Audit Committees and the Boards have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Trusts’ current fiscal years. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fee Information

Audit Fees. The aggregate fees paid for professional services rendered by PwC for the audit of the Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the last two fiscal years (ended on or before May 31, 2017) for the Funds are set forth in Exhibit E to this proxy statement.

Audit-Related Fees. The fees paid for assurance and related services rendered by PwC that are reasonably related to the performance of the audit or review of the Funds’ financial statements and not reported under “Audit Fees” above for the last two fiscal years (ended on or before May 31, 2017) for the Funds are set forth in Exhibit E to this proxy statement.

In addition, the Audit Committees pre-approve PwC’s engagement for audit-related services provided to the Investment Managers and any entity controlling, controlled by, or under common control with the Investment Managers that provides ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. There were no fees paid for these services for the twelve month periods ended May 31, 2017 and May 31, 2016.

Tax Fees. The aggregate fees paid for tax compliance, tax advice or tax planning services (together, “tax services”) rendered by PwC to any Fund for its last two fiscal years (ended on or before May 31, 2017) are set forth in Exhibit E.

In addition, the Audit Committees pre-approve PwC’s engagement for tax services to be provided to the Investment Managers and any entity controlling, controlled by, or under common control with the Investment Managers that provides ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. There were no fees paid for these tax services for the twelve month periods ended May 31, 2017 and May 31, 2016.

All Other Fees. The aggregate fees paid for products and services provided by PwC to the Funds, other than the services reported above, for the last two fiscal years (ended on or before May 31, 2017) are set forth in Exhibit E to this proxy statement. The services for which these fees were paid included review of materials provided to the Boards in connection with the investment management contract renewal process.

In addition, the Audit Committees of the Trusts pre-approve PwC’s engagement for other services to be provided to the Investment Managers and any entity controlling, controlled by, or under common control with the Investment Managers that provides ongoing services to the Trusts and their Funds, which engagements relate directly to the operations and financial reporting of the Funds. The aggregate fees paid to PwC for the twelve month periods ended May 31, 2017 and May 31, 2016 for such other services and not reported above were $258,717 and $678,071, respectively. The services for which these fees were paid included review of materials provided to the Boards in connection with the investment management contract renewal process and certifying assets under management.

Aggregate Non-Audit Fees. The aggregate fees paid for non-audit services rendered by PwC to the Trusts and their Funds for their last two fiscal years (ended on or before May 31, 2017) and to the Investment Managers or to any entity controlling, controlled by, or under common control with the Investment Managers that provides ongoing services to the Funds for the twelve month periods ended May 31, 2017 and May 31, 2016 are set forth in Exhibit E to this proxy statement.

The Audit Committees have considered whether the provision of the non-audit services, including tax-related services, that were rendered to the Investment Managers and to any entity controlling, controlled by, or under common control with the Investment Managers that provides ongoing services to the Funds is compatible with maintaining PwC’s independence.

Pre-Approval Policies and Procedures. As of the date of this proxy statement, no Audit Committee has adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by PwC must be pre-approved by the applicable Audit Committee(s) or by a designated member of the applicable Audit Committee(s).

What is the Boards’ Role in Risk Oversight?

Each Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with each Board and its counsel. These reports address certain investment, valuation and compliance matters. Each Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of each Board meets regularly with the Investment Managers’ internal audit group to review reports on its examination of functions and processes within Franklin Templeton Investments that affect the Trust and its Funds, and reviews and discusses the Trust’s and its Funds’, as applicable, processes with respect to risk assessment and risk management.

With respect to investment risk, each Board receives regular written reports describing and analyzing the investment performance of the Fund(s) which the Board oversees. In addition, the portfolio managers of each Fund meet regularly with the Boards to discuss portfolio performance, including investment risk. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that a Fund invests in certain complex investments, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such investments. In addition, each Investment Manager’s investment risk personnel meet regularly with the applicable Board(s) to discuss a variety of issues, including the impact on a Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, each Trust’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular Fund, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. Each Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, each Trust’s Audit Committee reviews valuation procedures and results with the Trust’s independent auditors in connection with such Committee’s review of the results of the audit of the Trust’s year-end financial statements.

With respect to compliance risks, each Board receives regular compliance reports prepared by each Investment Manager’s compliance group and meets regularly with the Trust’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and a Trust’s CCO prepares and presents an annual written compliance report to the Board. Each Board adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws. Franklin Templeton Investments periodically provides an enterprise risk management presentation to the Boards to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, operational risk, personnel risk, and business continuity risk.

What is the Leadership Structure of the Boards?

Seventy-five percent or more of each Board’s members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Trusts’ management or otherwise as provided under the 1940 Act. While the Chairman of each Board is an interested person, each Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Trust management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Trust, its Funds and their shareholders.

What is the Required Vote on Proposal 1?

For Proposal 1, the Trustee nominees will be elected to the Board of each Trust by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the Funds of such Trust2, regardless of the results of the votes cast by the shareholders of each individual Fund. This means that the Trustee nominees receiving the largest number of votes will be elected to fill the available positions, and a nominee may be elected even if he or she received the affirmative vote of less than a majority of the outstanding shares of the Trust voting.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF EACH
OF THE NOMINEES TO THE BOARD.

PROPOSAL 2:	TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY A FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

(For purposes of Proposal 2, the term “Fund” shall refer to each Fund except Franklin Corefolio Allocation Fund, Franklin Focused Growth Fund, Franklin Flexible Alpha Bond Fund, Franklin Founding Funds Allocation Fund, Franklin Global Listed Infrastructure Fund, Franklin India Growth Fund, Franklin LifeSmartTM Retirement Income Fund, Franklin NextStep Funds, Franklin Payout Funds, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust – Money Market Portfolio, Templeton Foreign Smaller Companies Fund, Templeton Global Currency Fund and Templeton Global Smaller Companies Fund.)

Background

Pursuant to an investment management agreement between each Fund and its Investment Manager, the Investment Manager is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Fund’s Board.

Each Fund’s Investment Manager is directly or indirectly, wholly owned or majority owned by Franklin Resources. Many of Franklin Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each, an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Franklin Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy for a particular Fund, the Fund’s Investment Manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of Franklin Resources. Alternatively, a Fund’s Investment Manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with Franklin Resources or the Fund’s Investment Manager.

Provisions of the 1940 Act that apply to the Funds require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to Franklin Advisers, Inc. (“FAI”), a wholly owned subsidiary of Franklin Resources, that permits FAI, and any Investment Manager Affiliates (such as the Funds’ Investment Managers) and any existing or future registered open-end investment company or series advised by FAI or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval (the “Manager of Managers Structure”). Under the Order, the hiring of new subadvisers remains subject to the approval of the Fund’s Board, including a majority of the Independent Trustees, as well as certain other conditions. The Order would allow a Fund’s Investment Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Investment Manager (e.g.,

[2]

Including, for Templeton Institutions Funds-Emerging Market Series, and for Templeton Global Investment Trust-Templeton Frontier Markets Fund, each of which is issuing separate proxy solicitations materials.

the Investment Manager and the subadviser are both wholly owned, directly or indirectly, by the same corporate parent), and new subadvisers that are not affiliated with the Investment Manager in any way. Under the Order, a Fund must disclose to its shareholders the aggregate fees paid by the Investment Manager to affiliated subadvisers and to unaffiliated subadvisers and the fee paid to each affiliated subadviser. Before a Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act and discussed below.

Certain Funds are already permitted to rely on a previously effective exemptive order issued by the SEC (the “Affiliated Subadviser Order”), which is more limited than the Order. Under the Affiliated Subadviser Order, a Fund is only permitted to rely on the relief to hire a subadviser without shareholder approval if the subadviser is affiliated with the Fund’s Investment Manager. For each Fund currently permitted to rely on the Affiliated Subadviser Order, the Fund’s Board determined to seek shareholder approval of the Manager of Managers Structure in reliance on the Order, which, if approved, would provide such Funds with additional flexibility in hiring subadvisers that are unaffiliated with the Fund’s Investment Manager.

Why am I being asked to vote on this Proposal?

Each Board determined to seek shareholder approval of the Manager of Managers Structure in reliance on the Order in connection with the Meeting, which otherwise was called to elect Trustees and to vote on other matters described in this proxy statement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. The process of seeking shareholder approval of the Manager of Managers Structure in the future could cause delays in executing changes that a Board and Investment Manager have determined are in the best interests of the Fund. Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

Any new fund launched by Franklin Templeton Investments typically will allow for the Manager of Managers Structure. However, because each Fund was launched before the Order was received, shareholder approval is now required for a Fund to use the Manager of Managers Structure in reliance on the Order.

The Investment Managers for the Funds generally do not presently intend to use the Manager of Managers Structure for such Funds because near-term changes to the portfolio management structure for the Funds are not anticipated. However, as noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or a Fund’s Investment Manager may believe it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate. If a Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.

How will the Manager of Managers Structure Operate?

Under the Manager of Managers Structure, the Investment Manager of each Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, each Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement for the Fund. In addition, if the Manager of Managers Structure is approved for a Fund, that Fund’s investment management agreement will be amended to allow for subadvisory agreements that are not approved by shareholders.

Under the Manager of Managers Structure, a Fund’s Investment Manager would have the overall responsibility, subject to oversight by the Fund’s Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires a Fund’s Investment Manager to, subject to the review and approval of the Fund’s Board, including a majority of the Independent Trustees: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Fund’s Board, the Fund’s Investment Manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of a Fund’s Investment Manager or the imposition of material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If a Fund’s Investment Manager, with the approval of the Fund’s Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to a Fund more quickly and with less potential expense to the Fund; (2) permit a Fund’s Investment Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit a Fund’s Board to approve material changes to a subadvisory agreement.

Under the Manager of Managers Structure, upon receiving approval of a Fund’s Board, including a majority of the Independent Trustees, subadvisers selected by a Fund’s Investment Manager could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.

How does this Proposal affect my fees as a shareholder of a Fund?

Approval of this Proposal will not affect your fees as a shareholder of a Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by a Fund. Further shareholder approval would be necessary to increase the investment management fees that are payable by a Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 2 is approved for a Fund, and the Fund’s Board and Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, a Fund’s Investment Manager, with the approval of the Fund’s Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did each Board approve the Manager of Managers Structure?

Each Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure in reliance on the Order at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.

What is the required vote on Proposal 2?

Proposal 2 will be voted on by shareholders of each Fund. For Proposal 2, before a Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund (a “1940 Act Majority Vote”).

If Proposal 2 is not approved by a Fund’s shareholders, then the Fund’s Investment Manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board and the Fund’s Investment Manager.

THE BOARD OF EACH FUND UNANIMOUSLY
RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:	TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

Under the 1940 Act, a fund must have a fundamental investment restriction governing investments in “commodities.” The 1940 Act does not prohibit a fund from investing in commodities. The Funds’ current fundamental investment restrictions regarding commodities are substantially similar, though not identical, and are detailed in Exhibit F to this proxy statement. The Funds’ Investment Managers and Boards are recommending that each Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Fund’s Board. Since the adoption of the Funds’ current fundamental investment restrictions regarding commodities, the financial markets and related regulation by the SEC, the U.S. Commodity Futures Trading Commission (“CFTC”) and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. Under the proposed restriction, if current applicable law were to change, the Funds would be able to conform to any such new law without shareholders taking further action.

The proposed standardized fundamental investment restriction regarding investments in commodities is as follows:

[The Fund may not:] Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

What effect will amending the current commodities restriction have on the Funds?

The proposed fundamental investment restriction would clarify the ability of each Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Fund’s Board. Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, each Fund is subject to limitations established from time to time by the relevant Board regarding the use of derivatives. In addition, the Investment Managers, with respect to the relevant Funds, currently rely on CFTC Rule 4.5 for an exclusion from commodity pool operator registration. The Investment Managers intend to continue to limit each Fund’s use of commodity interests to the trading limitations set forth in such rule, as well as other applicable laws and regulations. It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to any Fund or affect the way any Fund is currently managed or operated.

What is the required vote on Proposal 3?

To approve Proposal 3, a Fund must receive the affirmative 1940 Act Majority Vote of its shareholders. If Proposal 3 is not approved by a Fund’s shareholders, the Fund’s current fundamental investment restriction regarding commodities will remain in effect.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

INTRODUCTION TO PROPOSALS 4, 5 AND 6

Beginning in 2006, substantially all of the open-end funds within the Franklin Templeton Investments fund complex (the “FT Funds”) held shareholder meetings to approve, among other things, the amendment and standardization of various investment restrictions required by the 1940 Act to be designated by the FT Funds as fundamental and the elimination of various investment restrictions that were not required by the federal securities laws – in particular, restrictions that were required by state securities laws that were subsequently preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”).

At the time of the complex-wide adoption of revised fundamental investment restrictions in 2006 and 2007, the Franklin Small-Mid Cap Growth Fund (the “Small-Mid Cap Fund”), a series of Franklin Strategic Series (“FSS”), did not receive sufficient votes from shareholders to amend its own fundamental investment restrictions. As a result, the Small-Mid Cap Fund currently is subject to a number of fundamental investment restrictions that (i) are more restrictive than those required under present law; (ii) were adopted in response to regulatory, business or industry conditions that no longer exist or no longer apply to the Small-Mid Cap Fund; or (iii) vary only slightly (and not substantively) from what are now considered to be the standard forms of fundamental investment restrictions for all other FT Funds.

In addition, Templeton Global Balanced Fund (“Global Balanced Fund”) and Templeton Emerging Markets Small Cap Fund (“TEM Small Cap Fund”), each a series of TGIT, each have a fundamental investment restriction regarding lending that is more restrictive than is required under present law.

Why are the Boards of FSS and TGIT recommending approval of the amendment or elimination of certain fundamental investment restrictions?

The Boards of FSS and TGIT have approved, and are recommending that shareholders of the respective Funds approve, (a) the amendment of certain fundamental investment restrictions for the Small-Mid Cap Fund, Global Balanced Fund and TEM Small Cap Fund and (b) the elimination of certain fundamental investment restrictions for the Small-Mid Cap Fund, principally to (i) update those investment restrictions that are more restrictive than is currently required, are no longer required under the federal securities laws or are not required to be treated as “fundamental;” and (ii) conform and standardize such Funds’ fundamental investment restrictions to those of substantially all other FT Funds.

The Investment Manager for the Small-Mid Cap Fund believes that its ability to manage the Small-Mid Cap Fund’s assets in a changing investment environment may be enhanced because the Small-Mid Cap Fund, to the extent it currently is subject to more restrictive or outdated restrictions, will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board, rather than shareholder, approval when necessary. Standardized fundamental investment restrictions for the Small-Mid Cap Fund, Global Balanced Fund and TEM Small Cap Fund are also expected to enable such Funds and their respective Investment Managers to more efficiently and easily monitor portfolio compliance across the entire Franklin Templeton Investments fund complex and will help avoid conflicts among restrictions whose language varies from the other FT Funds.

What effect will amending or eliminating the current fundamental investment restrictions have on the Funds?

The proposed amendment to the fundamental investment restriction regarding lending for the Small-Mid Cap Fund, Global Balanced Fund and TEM Small Cap Fund and many of the proposed amendments to the other fundamental investment restrictions of the Small-Mid Cap Fund would provide the applicable Funds with additional flexibility to pursue certain investments or strategies. To the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks and will provide applicable disclosure to shareholders regarding its use of such flexibility, including any additional material risks. None of the Funds, however, currently anticipates materially changing its investment strategies if the proposed amendments to, or elimination of (as applicable), the fundamental investment restrictions are approved.

The current fundamental investment restrictions of the Small-Mid Cap Fund, Global Balanced Fund and TEM Small Cap Fund that are proposed to be amended, together with the recommended changes to those restrictions, as well as those fundamental investment restrictions of the Small-Mid Cap Fund proposed to be eliminated, are detailed in Exhibits G and H. If the Funds’ shareholders approve Proposals 4 through 6 (including any Sub-Proposals), the amendments or elimination of these investment restrictions will be made through either (a) a supplement to the applicable Fund’s statement of additional information or (b) the annual update to the Fund’s registration statement.

What is the required vote on Proposals 4, 5 and 6?

To approve Proposals 4, 5 or 6 (including any Sub-Proposal), the applicable Fund must receive the affirmative 1940 Act Majority Vote of such Fund’s shareholders.

If Proposal 4 or a Sub-Proposal within Proposals 5 or 6 is not approved by shareholders of a Fund, the current fundamental investment restriction to which such Proposal or Sub-Proposal relates will remain in effect for that Fund. Whether or not shareholders of one Fund approve Proposal 4 will not affect whether Proposal 4 is approved for another Fund.

PROPOSAL 4:	FOR FRANKLIN SMALL-MID CAP GROWTH FUND, TEMPLETON GLOBAL BALANCED FUND AND TEMPLETON EMERGING MARKETS SMALL CAP FUND, TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and entering into repurchase agreements.

The current investment restriction regarding lending for each of the Small-Mid Cap Fund, Global Balanced Fund and TEM Small Cap Fund prohibits the Fund from making loans, except for certain activities that are specifically excluded from the restriction.

The proposed standardized fundamental investment restriction on lending, rather than prohibiting lending to other persons, places an overall limit on such lending and provides that a Fund may not make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons (including other investment companies as permitted by the 1940 Act and any exemptions therefrom). The proposed standardized restriction also includes a standardized list of permitted lending activities, some of which are also permitted under the Funds’ current restriction: (1) the lending of portfolio securities; (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with the Fund’s investment goals and policies; and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

Under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Small-Mid Cap Fund, Global Balanced Fund or TEM Small Cap Fund enters into lending transactions under these limited circumstances, such Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities and the Fund’s fundamental investment restriction regarding issuing senior securities. In addition, such Fund will disclose to shareholders any additional risks associated with such transactions.

THE FSS AND TGIT BOARDS UNANIMOUSLY RECOMMEND A VOTE
“FOR” PROPOSAL 4

PROPOSAL 5:	FOR FRANKLIN SMALL-MID CAP GROWTH FUND, TO APPROVE AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 5a–5f)

The FSS Board has approved, and recommends that shareholders approve, amendments to the Small-Mid Cap Fund’s fundamental investment restrictions regarding: (a) borrowing, (b) underwriting, (c) investments in real estate, (d) issuing senior securities, (e) industry concentration, and (f) diversification of investments, which are detailed in Exhibit G and are described below.

Sub-Proposal 5a:	To amend the fundamental investment restriction regarding borrowing

The 1940 Act imposes certain limitations on the borrowing activities of mutual funds. In addition, borrowing limitations adopted by a fund must be fundamental. The 1940 Act limitations on borrowing generally are designed to protect shareholders and their investment by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

The Small-Mid Cap Fund’s current investment restriction relating to borrowing permits the Fund to borrow money only from banks and only for temporary purposes. The restriction also limits the amount of money that may be borrowed by the Fund to 10% of the Fund’s total assets (including the amount borrowed) and includes a provision that the Fund will not make any additional investments while the Fund’s borrowings exceed 5% of its total assets. Many funds used to include this provision because of comments from the SEC staff that in the absence of such restriction, a fund must include risk disclosure regarding the fund’s ability to engage in “leverage.” However, such comments are generally no longer given by the SEC staff, and the fact that a fund is not subject to this type of restriction does not mean that the fund will in fact engage in leverage. Currently, the Small-Mid Cap Fund does not intend to use leverage as part of its investment strategies.

The proposed standardized investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. By so amending the investment restriction, the Small-Mid Cap Fund would not be unnecessarily limited if the Fund’s Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders.

Sub-Proposal 5b:	To amend the fundamental investment restriction regarding underwriting

Under the 1940 Act, a fund’s policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of reselling the securities to the public. From time to time, a fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC staff interpretations have clarified, however, that resales of privately placed securities by institutional investors, such as the Small-Mid Cap Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, a fund may be deemed to be an underwriter of its own securities.

The Small-Mid Cap Fund’s current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter. The proposed standardized investment restriction clarifies that the Small-Mid Cap Fund may resell portfolio securities that the Fund owns and that it may also sell its own shares.

The Small-Mid Cap Fund’s current fundamental investment restriction regarding underwriting is combined with fundamental investment restrictions relating to investments in restricted securities and investments in unseasoned issuers. The proposed elimination of those other restrictions is discussed below in Proposal 6.

Sub-Proposal 5c:	To amend the fundamental investment restriction regarding investments in real estate

Under the 1940 Act, a fund’s policy regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Small-Mid Cap Fund’s current fundamental investment restriction relating to real estate generally prohibits the Fund from investing in real estate, although the Fund may invest in marketable securities issued by real estate investment trusts (“REITs”).

The proposed standardized investment restriction would continue to permit the Small-Mid Cap Fund to invest in marketable securities issued by REITs. In addition, the proposed investment restriction would clarify the Small-Mid Cap Fund’s ability to invest in securities or other instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, but also allow the Small-Mid Cap Fund to invest in real estate limited partnership interests and real estate related securities or instruments for which there is a limited or no market. The proposed restriction would also permit the Small-Mid Cap Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument. To the extent that the Small-Mid Cap Fund takes advantage of this added flexibility, the Fund may be exposed to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation and greater price volatility, which could adversely affect the Fund’s share price. Any investments in real estate related securities or instruments that are illiquid will be subject to the Small-Mid Cap Fund’s investment policy to invest not more than 15% of its net assets in illiquid securities.

Sub-Proposal 5d:	To amend the fundamental investment restriction regarding issuing senior securities

The 1940 Act requires a fund to have an investment policy describing its ability to issue senior securities. A “senior security” is any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit a fund’s ability to use leverage.

The proposed standardized restriction would permit the Small-Mid Cap Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Small-Mid Cap Fund may engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered repurchase transactions, futures, writing options and short sales.

Sub-Proposal 5e:	To amend the fundamental investment restriction regarding industry concentration

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, and certain tax-exempt securities) in any particular industry. A fund is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future.

The proposed standardized concentration restriction for the Small-Mid Cap Fund is substantially the same as the Fund’s current restriction; however, the changes will conform the Fund’s fundamental policy on concentration to that of the other FT Funds, which do not apply the concentration policy to U.S. government securities.

Sub-Proposal 5f:	To amend the fundamental investment restriction regarding diversification of investments

The 1940 Act requires each investment company to recite in its registration statement such investment company’s status as either a “diversified” or “non-diversified” fund. If a fund is “diversified,” then it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

The Small-Mid Cap Fund’s current fundamental investment restriction regarding diversification is more restrictive than the requirements of the 1940 Act, as the investment restriction applies the 5% and 10% limitations to 100% of the Fund’s assets, rather than to 75% of total assets as permitted for diversified funds under the 1940 Act. Second, the current 5% and 10% limitations do not exclude securities of other investment companies, as permitted by the 1940 Act.

THE FSS BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” SUB-PROPOSALS 5a–5f

PROPOSAL 6:	FOR FRANKLIN SMALL-MID CAP GROWTH FUND, TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 6a-6h)

The FSS Board has approved, and recommends that shareholders approve, the elimination of certain fundamental investment restrictions for the Small-Mid Cap Fund, which are detailed in Exhibit H and are described below.

Why is the FSS Board recommending that certain fundamental investment restrictions be eliminated and what effect will their elimination have on the Small-Mid Cap Fund?

Certain fundamental investment restrictions of the Small-Mid Cap Fund (e.g., purchasing securities on margin, engaging in short sales and pledging, mortgaging or hypothecating assets) are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC rules or SEC staff interpretations. Other fundamental investment restrictions proposed to be eliminated were originally adopted to comply with various state securities laws and regulations (e.g., investing in other investment companies and investments in oil, gas and mineral interests). Due to the passage of NSMIA, these fundamental investment restrictions are no longer required. All of the fundamental investment restrictions proposed to be eliminated have been removed for substantially all other FT Funds.

Accordingly, the FSS Board has approved and recommends that shareholders approve the elimination of the following fundamental investment restrictions that prohibit: (i) engaging in short sales and use of margin; (ii) investments in oil, gas and other mineral programs; (iii) use of options; (iv) investment in restricted securities; (v) investment in unseasoned issuers; (vi) investing for purposes of exercising control; (vii) investing in other investment companies; and (viii) management ownership of securities and principal transactions with management.

Sub-Proposal 6a:	To eliminate the fundamental investment restriction regarding engaging in short sales and use of margin

The Small-Mid Cap Fund currently has a fundamental investment restriction that generally prohibits the Small-Mid Cap Fund from engaging in short sales or using margin. Certain 1940 Act provisions on issuing senior securities, as described above, will continue to limit the Small-Mid Cap Fund’s ability to engage in short sales and to purchase securities on margin.

Sub-Proposal 6b:	To eliminate the fundamental investment restriction regarding investments in oil, gas and other mineral programs

The Small-Mid Cap Fund currently has a fundamental investment restriction that prohibits the Fund from investing in oil, gas and other mineral exploration or development programs. This restriction was originally adopted to comply with certain state securities laws and regulations that have since been preempted by NSMIA. However, to the extent that the Small-Mid Cap Fund were to ever invest in such programs, it would remain subject to any applicable 1940 Act limitations, including the limit on the Fund’s ability to purchase illiquid or restricted securities.

Sub-Proposal 6c:	To eliminate the fundamental investment restriction regarding use of options

The Small-Mid Cap Fund currently has a fundamental investment restriction that limits the Small-Mid Cap Fund’s ability to invest in options, including puts, calls, straddles, spreads or any combination thereof. The 1940 Act does not require a fund to adopt a fundamental investment restriction regarding investment in options, except to the extent that these transactions may result in the creation of senior securities. If this fundamental investment restriction is eliminated, the Small-Mid Cap Fund will remain subject to the 1940 Act’s limitations on the issuance of senior securities and the Small-Mid Cap Fund’s related fundamental policy.

Sub-Proposal 6d:	To eliminate the fundamental investment restriction regarding investment in restricted securities

The Small-Mid Cap Fund currently has a fundamental investment restriction that limits such Fund’s ability to invest in restricted securities. “Restricted securities” generally include (i) securities that have not been registered under the Securities Act of 1933, as amended, for sale to the public and therefore may only be resold to certain institutional investors under certain circumstances, and (ii) securities that are subject to other contractual restrictions on resale. This fundamental investment restriction is recommended to be eliminated as the Small-Mid Cap Fund is already subject to a non-fundamental 15% limit on the amount of its net assets that can be invested in illiquid securities, consistent with current SEC Staff positions.

Sub-Proposal 6e:	To eliminate the fundamental investment restriction regarding investment in unseasoned issuers

The Small-Mid Cap Fund’s current fundamental investment restriction limits the Fund’s ability to invest in securities of issuers that have been in continuous operation for less than three years. The 1940 Act does not require, and applicable state law no longer requires, that a fund adopt such a fundamental investment restriction. In fact, such restriction may prevent the Small-Mid Cap Fund from investing in new and emerging growth companies that would otherwise be appropriate given its investment strategies and goal.

Sub-Proposal 6f:	To eliminate the fundamental investment restriction regarding investing for purposes of exercising control

The Small-Mid Cap Fund currently has a fundamental investment restriction that prohibits the Fund from investing in issuers for the purpose of exercising control. The 1940 Act does not require, and applicable state law no longer requires, that a fund adopt a fundamental investment restriction prohibiting the fund from investing in any company for the purpose of exercising control or management. However, the Small-Mid Cap Fund remains subject to the diversification requirements of Sub-Chapter M of the Internal Revenue Code of 1986, as amended, and, as a “diversified” fund (as described in Sub-Proposal 5f above), the diversification requirements of the 1940 Act also limit the amount of an issuer’s voting securities that the Fund may acquire.

Sub-Proposal 6g:	To eliminate the fundamental investment restriction regarding investing in other investment companies

The Small-Mid Cap Fund currently has a fundamental investment restriction that prohibits the Fund from investing in other investment companies except in limited circumstances. Upon elimination of this restriction, the Small-Mid Cap Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act, and any rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Fund relies on an exemption from the SEC relating to such restrictions. In addition, eliminating this current restriction on investments in other investment companies would clarify the Small-Mid Cap Fund’s ability to invest to a greater extent in a Franklin Templeton money fund used as a cash sweep vehicle.

Sub-Proposal 6h:	To eliminate the fundamental investment restriction regarding management ownership of securities and principal transactions with management

The Small-Mid Cap Fund currently has a fundamental investment restriction regarding management ownership of securities and principal transactions with management. This fundamental investment restriction prohibits the Small-Mid Cap Fund from (i) purchasing from or selling to FSS’ officers and Trustees (or any firm of which any officer or Trustee is a member) as principal any securities, and (ii) investing in companies in which certain affiliated persons of the Fund have an ownership interest. The 1940 Act provisions governing transactions in portfolio securities between a fund and its affiliates would continue to apply to the Small-Mid Cap Fund.

THE FSS BOARD UNANIMOUSLY RECOMMENDS A
VOTE “FOR” SUB-PROPOSALS 6a-6h.

PROPOSALS 7a–7c:

SHAREHOLDER PROPOSALS REQUESTING THAT THE FRANKLIN TAX-FREE TRUST, TEMPLETON INCOME TRUST, AND FRANKLIN HIGH INCOME TRUST BOARDS INSTITUTE PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN THE JUDGMENT OF THE BOARDS, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY

In 2009, each of Franklin High Yield Tax-Free Income Fund (“Tax-Free Fund”), a series of Franklin Tax-Free Trust (“Tax-Free Trust”), Templeton Global Bond Fund (“Global Bond Fund”), a series of Templeton Income Trust (“Income Trust”), and Franklin High Income Fund (“High Income Fund”), a series of Franklin High Income Trust (“High Income Trust”), received a proposal from a Fund shareholder to have the Fund’s shareholders vote on such proposal. The proposals, which are all substantially the same, are set forth below. (The minor differences among the shareholder proposals are indicated by asterisks.) The Meeting will be the first shareholder meeting to be held since 2009 for the Tax-Free Fund, the Global Bond Fund, and the High Income Fund, so the shareholders of these Funds are being asked to vote at the Meeting on their respective shareholder proposal. The shareholders of the other Funds within Tax-Free Trust, Income Trust, and High Income Trust will not vote on these Proposals.

In Proposal 7a, for the Tax-Free Fund, Proposal 7b, for the Global Bond Fund, and Proposal 7c, for the High Income Fund, the shareholders’ proposals request that the Board for such Fund institute procedures to prevent the Fund from holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity.

Each of these shareholders will ask you to vote on his or her proposal at the Meeting if you are a shareholder of the Tax-Free Fund, the Global Bond Fund, or the High Income Fund. Each of these shareholders’ proposals is included in this proxy statement and must be presented by these shareholders at the Meeting pursuant to regulatory requirements. THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL THAT RELATES TO YOUR FUND.

What are the Shareholder Proposals?

7a – Franklin High Yield Tax-Free Income Fund: Ms. Elizabeth A. Willey and Mr. Stephen F. Willey, 1395 Rolling Thunder Ridge, Sandpoint, ID 83864, shareholders who claim beneficial ownership of approximately 2,782.577 shares of the Tax-Free Fund as of April 24, 2009, submitted on May 4, 2009, the proposal set forth below.

7b – Templeton Global Bond Fund: John F. McDiarmid, 304 Lawton Street, Falls Church, VA 22046-4510, a shareholder who claims beneficial ownership of approximately 677.392 shares of the Global Bond Fund as of June 30, 2009, submitted on August 11, 2009, the proposal set forth below.

7c – Franklin High Income Fund: Ms. Carol Haskell and Mr. Jonathan Seidel, 3373 Guido Street, Oakland, CA 94602, shareholders who claim beneficial ownership of approximately 7,644.896 shares of the High Income Fund as of September 5, 2009, submitted on such date the proposal set forth below.

Genocide-free Investing Shareholder Proposals

WHEREAS:

Franklin Templeton portfolio managers make investment decisions based on financial and legal considerations while seeming to ignore other issues. Even in the face of the most egregious violations of human rights, such as genocide, Franklin Templeton has released no policy to prevent investments that help fund or support such human rights violations.

Ordinary individuals, through their investments in Franklin Templeton, may inadvertently invest in companies funding genocide because of investment decisions made on their behalf by Franklin Templeton. With no policy to prevent these problem investments, Franklin Templeton may at any time increase its holdings or involve new funds in such problem investments.

We believe that this problem is not merely theoretical, since [many mutual funds are large holders of]* [Franklin Templeton was one of the largest holders of]** PetroChina, which, through its closely related parent, China National Petroleum Company, is providing funding that the Government of Sudan uses to conduct genocide in Darfur.

We believe that in the face of the most extreme human rights crises investors share responsibility to act, individually and collectively, in addition to the role and responsibility of governments.

We believe that investors do not want their pensions and family savings connected to genocide. In KRC Research’s 2007 study, 71% of respondents said companies should take extreme cases of human rights abuses, such as genocide, into account rather than base investment decisions solely on economic criteria. Further, over 150,000 people have objected to financial firms about such problem investments. Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings to be complicit in genocide.

We believe that negative publicity resulting from the many national press reports and widespread consumer protests can damage the company’s reputation, hurt employee morale, increase its cost to acquire customers, and reduce the shareholder base for distributing expenses, all of which can negatively impact Franklin Templeton shareholders.

We see no compelling reason to invest in companies that fund genocide. We believe there are ample competitive alternatives and flexibility of investment choices, even with index funds. As noted by Gary Brinson’s classic study, investment returns are affected much more by asset allocation than individual security selections, so avoiding a small number of problem companies need not result in any significant effect on performance.

Investor pressure has proven effective in influencing foreign governments. The campaign against Talisman Energy contributed to the January 2005 Comprehensive Peace Agreement between Khartoum and South Sudan.

RESOLVED:

Shareholders request that the Board institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

*	Language used in the proposals submitted by Elizabeth A. Willey and Stephen F. Willey and John F. McDiarmid.

**	Language used in the proposal submitted by Carol Haskell, Trustee, and Jonathan Seidel, Trustee.

DISCUSSION:

In addition to preventing future investments in problem companies, the proposals call for corrective action to address existing investments in problem companies. If the fund can effectively influence the problem company’s management, then this may be an appropriate action. If not, the security should be sold.

What is the Recommendation of the Trustees?

THE BOARDS OF TAX-FREE TRUST, INCOME TRUST, AND HIGH INCOME TRUST

UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE TAX-FREE FUND, THE GLOBAL

BOND FUND, AND THE HIGH INCOME FUND VOTE “AGAINST” THE PROPOSAL.

Why do the Trustees Unanimously Recommend a Vote Against all of these Proposals?

1.	Our approach to effecting change.

The conditions in the Darfur region of Sudan are deplorable, and the Tax-Free Trust, Income Trust, and High Income Trust Boards and FAI, the investment manager for each of the Tax-Free Fund, the Global Bond Fund, and the High Income Fund, support efforts toward positive and meaningful reform there. The Tax-Free Trust, Income Trust, and High Income Trust Boards and FAI also recognize and are respectful of the fact that there are many different perspectives and opinions on the best way to approach this and similar issues. In FAI’s many years of investing experience, it has seen that fostering economic and business development through investment can often help in achieving reforms.

2.	These Funds have responsibilities to their shareholders.

Each of the Tax-Free Fund, the Global Bond Fund, and the High Income Fund must act in what the Fund believes to be the best interests of its respective shareholders and has to make investment decisions that are consistent with the investment guidelines contained in the Fund’s prospectus. In keeping with these obligations, FAI considers all material factors in assessing the merits of an investment and seeks to achieve the best investment results, consistent with stated investment goals and policies.

3.	The Tax-Free Trust, Income Trust, and High Income Trust Boards believe that FAI’s approach is preferable to the approach recommended by all of the Shareholder Proposals.

FAI considers these issues on a company-by-company basis as part of the investment management process, as discussed in more detail below. FAI and the Tax-Free Trust, Income Trust, and High Income Trust Boards believe that this investment approach, which considers these issues on an investment-by-investment basis and as part of the overall investment management process, is preferable to the approach recommended by these shareholder proposals because the issues raised by these proposals are an inextricable part of FAI’s investment management process and, therefore, are not well suited for a policy implemented by any board of trustees. Our public statement regarding investment in PetroChina, which is reproduced below from the Franklin Templeton Investments website, provides an example of the considerations implemented by FAI:

Franklin Templeton Investments: Statement on PetroChina

Several groups that are trying to effect change in the Darfur region of Sudan have asked individual investors and asset managers, such as Franklin Templeton, to sell holdings of companies identified as having business ties to Sudan. Among the companies being targeted for divestment is PetroChina, which is currently a holding in several of our emerging market funds. PetroChina, which has stated that they do not conduct business in Sudan itself, is being targeted because its parent company, CNPC, has business interests there.

The conditions in the Darfur region of Sudan are deplorable, and we support efforts toward positive and meaningful reform there. We also recognize and are respectful of the fact that there are many different perspectives and opinions on the best way to approach this issue. However, identifying the best way to achieve change continues to be a matter of serious debate. Some have questioned whether divestment will prove effective and others believe that corporate investment in troubled regions can lead to improved economic growth and reform for the local populace over the long term. In our more than 25 years of experience investing in emerging markets, we have seen that fostering economic and business development through investment can often help in achieving reforms.

Our investment professionals actively engage company management when they have any concerns with company management or company activities, and PetroChina is no exception to this approach. As an investment adviser, our fiduciary responsibility to our fund shareholders is to make investment decisions that are consistent with the guidelines in each fund’s prospectus. To achieve this, our investment teams consider all risk factors, including those related to social and political issues, when evaluating a potential holding or making other investment decisions for a given fund.

We appreciate the views of those favoring and opposing divestiture, and our investment groups continue to consider social and political issues in their risk assessment of individual fund holdings.

4.	FAI and each of Tax-Free Trust, Income Trust, and High Income Trust comply with all applicable legal and regulatory restrictions on investments.

The U.S. Government maintains a comprehensive set of laws and regulations governing business relationships with countries that are believed to be responsible for egregious violations of human rights. Additionally, as a global investment management organization, Franklin Templeton is subject not only to the sanctions programs administered by the U.S. Government, but also to sanctions programs adopted and administered by foreign jurisdictions where Franklin Templeton’s investment management services and products are offered and, as such, complies with the prohibitions and restrictions mandated by these sanctions programs and by any foreign jurisdiction when applicable to Franklin Templeton’s business activity in that foreign jurisdiction. For example, United States law prohibits investments in companies owned or controlled by the government of Sudan. FAI is committed to complying fully with these laws and any related investment sanctions and any additional investment restrictions that might be enacted with respect to companies doing business in Sudan or any other country. The Tax-Free Trust, Income Trust, and High Income Trust Boards and FAI recognize and respect that investors have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. However, we do not believe that adding additional procedures limiting otherwise lawful investments and FAI’s ability to select the best investments for the Funds would be in the best interests of Fund shareholders.

5.	A significant majority of the shareholders of other Franklin Templeton funds rejected this proposal in 2013 and 2015.

Substantially identical proposals were submitted for the 2013 Annual Meeting of certain closed-end Templeton funds. Over 80% of each such fund’s shares present and voting on the proposal either voted against the proposal or abstained; less than 20% of a fund’s shares present and voting on the proposal were voted in favor of the proposal. In addition, substantially identical proposals were submitted for the 2015 Special Meeting of other open-end Franklin Templeton funds. Over 71% of such fund’s shares present and voting on the proposal either voted against the proposal or abstained; less than 18% of the fund’s shares present and voting on the proposal were in favor of the proposal.

6.	The Funds are not investing in PetroChina.

Although the shareholder proposals request adoption of broad procedures to prevent investments in companies believed to contribute substantially to genocide or egregious violations of human rights, the shareholder proposals reference investments in PetroChina. Management believes that each shareholder proposal was essentially a “form proposal” that was developed and used to submit shareholder proposals to various mutual funds without regard to whether the funds receiving the proposals actually held positions in PetroChina. Management notes that the Tax-Free Fund, the Global Bond Fund, and the High Income Fund are not investing in PetroChina and, therefore, questions the relevance of these shareholder proposals to the Tax-Free Fund, the Global Bond Fund, and the High Income Fund. Furthermore, the Tax-Free Fund is not permitted to invest in companies such as PetroChina pursuant to its investment strategies.

What is the Required Vote on Proposals 7a–7c?

Proposals 7a–7c each must be approved by the affirmative vote of a majority of the votes cast by shareholders of the applicable Fund at the Meeting, provided that a quorum is present. If any of Proposals 7a–7c is not approved by a majority of the votes cast by shareholders of the applicable Fund at the Meeting, no further action will be taken with respect to such shareholder proposal.

THE TAX-FREE TRUST, THE INCOME TRUST, AND THE HIGH INCOME TRUST BOARDS

UNANIMOUSLY RECOMMEND A VOTE “AGAINST” PROPOSALS 7a – 7c.

PROPOSALS 8a–8d:

SHAREHOLDER PROPOSALS REQUESTING THAT THE TAX-FREE TRUST, FRANKLIN CUSTODIAN FUNDS, HIGH INCOME TRUST AND FRANKLIN CALIFORNIA TAX-FREE INCOME FUND BOARDS INSTITUTE TRANSPARENT PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN THE JUDGMENT OF MANAGEMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY

In 2010, each of Franklin Federal Intermediate-Term Tax Free Income Fund (“Intermediate-Term Fund”), a series of Tax-Free Trust, Franklin Income Fund (“Income Fund”), a series of Franklin Custodian Funds (“Custodian Trust”), High Income Fund, a series of High Income Trust, and Franklin California Tax-Free Income Fund (“California Tax-Free Fund”) received a proposal from a Fund shareholder to have the Fund’s shareholders vote on such proposal. The proposals, which are all substantially the same, are set forth below. (The minor differences among the shareholder proposals are indicated by asterisks.) The Meeting will be the first shareholder meeting to be held since 2010 for the Intermediate-Term Fund, the Income Fund, the High Income Fund, and the California Tax-Free Fund, so the shareholders of these Funds are being asked to vote at the Meeting on their respective shareholder proposal. The shareholders of the other Funds within Tax-Free Trust, Custodian Trust, and High Income Trust will not vote on these Proposals.

In Proposal 8a, for the Intermediate-Term Fund, Proposal 8b, for the Income Fund, Proposal 8c, for the High Income Fund, and Proposal 8d, for the California Tax-Free Fund, the shareholders’ proposals request that the Board for such Fund institute transparent procedures to screen out investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.

While similar to the shareholder proposals that are discussed in Proposals 7a-7c in this proxy statement, the shareholder proposals discussed in these Proposals 8a-8d are slightly different. The shareholder proposals in Proposals 7a-7c call on the Board to institute procedures to prevent the Fund from holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, whereas the shareholder proposals discussed in Proposals 8a-8d call on the Board to institute “transparent” procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

Each of these shareholders will ask you to vote on his or her proposal at the Meeting if you are a shareholder of the Intermediate-Term Fund, the Income Fund, the High Income Fund, or the California Tax-Free Fund. Each of these shareholders’ proposals is included in this proxy statement and must be presented by these shareholders at the Meeting pursuant to regulatory requirements. THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL THAT RELATES TO YOUR FUND.

What are the Shareholder Proposals?

8a – Franklin Federal Intermediate-Term Tax-Free Income Fund: Marjorie Moidel, 4300 NW 30th Street, #443, Coconut Creek, FL 33066, a shareholder who claims beneficial ownership of approximately 1,177 shares of the Intermediate-Term Fund as of April 29, 2010, submitted on such date the proposal set forth below.

8b – Franklin Income Fund: Eric B. Greenfield, 4080 Terrace Lane, Minnetonka, MN 55305-5124, a shareholder who claims beneficial ownership of approximately 12,844 shares of the Income Fund as of August 3, 2010, submitted on such date the proposal set forth below.

8c – Franklin High Income Fund: Eric B. Greenfield, 4080 Terrace Lane, Minnetonka, MN 55305-5124, a shareholder who claims beneficial ownership of approximately 11,526 shares of the High Income Fund as of August 3, 2010, submitted on such date the proposal set forth below.

8d – Franklin California Tax-Free Income Fund: Louise Goldbaum, Nancy Lee Goldbaum Peterson, and Judith S. Goldbaum Blanchard, 3603 Dundee Driveway, Chevy Chase, MD 20815 are shareholders who claim beneficial ownership of approximately 5,000 shares of the California Tax-Free Fund as of April 15, 2010, submitted on such date the proposal set forth below.

Genocide-free Investing Shareholder Proposals

WHEREAS:

Franklin-Templeton has released no genocide-free investing policy to prevent investments [in companies]* that contribute to genocide. It may at any time increase such holdings or involve new mutual funds. As a result, individuals, through their mutual funds, may inadvertently invest in companies helping to fund genocide because of investment decisions made by Franklin-Templeton.

We believe that:

1)	Investors do not want their pensions and family savings connected to genocide.

a)	Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings connected to genocide.

b)	In the face of the most extreme human rights crises investment companies share responsibility, along with government, to act.

c)

In KRC Research’s [2007]** [2010]* study, [71%]** [88%]* of respondents said [companies should consider extreme human rights abuses, such as genocide, when making investment decisions]** [they would like their mutual funds to be genocide-free].*

[d)]*	Millions of people [have]* voted for [similar]** shareholder proposals [similar to this one],* submitted by supporters of Investors Against Genocide, despite active management opposition.

2)	This problem is particularly important to shareholders because Franklin-Templeton:

a)

Has, for years, been a large holder of PetroChina, which, through its closely related parent, China National Petroleum Company, is internationally recognized as the worst offender helping fund the Government of Sudan’s genocide in Darfur.

b)	[Actively opposed]** [Failed to act in support of]* earlier shareholder requests for genocide-free investing.

c)	Continued to buy shares of problem companies even after becoming aware of the investment’s connection to the Darfur genocide.

*	Language used in the proposals submitted by Marjorie Moidel, Trustee and Eric B. Greenfield, Trustee.

**	Language used in the proposals submitted by Louise Goldbaum, Nancy Lee Goldbaum Peterson, and Judith S. Goldbaum Blanchard.

d)	Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

3)	A policy against investments in genocide must:

a)	Be clear and transparent.

b)	Apply today and to any future genocide.

c)	Prevent purchasing shares of companies known to substantially contribute to genocide.

d)

Require corrective action for existing problem investments. If the fund holds problem companies and can effectively influence their behavior, then time-limited engagement may be appropriate. If not, the problem investments should be sold.

4)	There are no sound financial, fiduciary, or legal reasons that prevent the fund from having a policy against investments in genocide, as TIAA-CREF demonstrated in 2009.

a)	Ample competitive investment choices exist, even with index funds.

b)	Avoiding a small number of problem companies need not have a significant effect on performance, as shown in Gary Brinson’s classic asset allocation study.

c)	Even the most conservative legal concerns can be addressed by a small change to the prospectus.

d)	Management can easily obtain independent assessments of problem companies and their connection to genocide.

5)	Investor pressure can help influence foreign governments, as in South Africa. Similarly, divestment pressure on Talisman Energy helped end the conflict in South Sudan.

RESOLVED:

Shareholders request that the Board institute transparent procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

What is the Recommendation of the Trustees?

THE BOARDS OF TAX-FREE TRUST, CUSTODIAN TRUST, HIGH INCOME TRUST, AND

CALIFORNIA TAX-FREE FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS

OF THE INTERMEDIATE-TERM FUND, THE INCOME FUND, THE HIGH INCOME FUND,

AND THE CALIFORNIA TAX-FREE FUND VOTE “AGAINST” THE PROPOSAL.

Why do the Trustees Unanimously Recommend a Vote Against all of these Proposals?

1.	Our approach to effecting change.

The conditions in the Darfur region of Sudan are deplorable, and the Tax-Free Trust, Custodian Trust, High Income Trust, and California Tax-Free Fund Boards and FAI, the investment manager for each of the Intermediate-Term Fund, the Income Fund, the High Income Fund, and the California Tax-Free Fund support efforts toward positive and meaningful reform there. The Tax-Free Trust, Custodian Trust, High Income Trust and California Tax-Free Fund Boards and FAI also recognize and are respectful of the fact that there are many different perspectives and opinions on the best way to approach this and similar issues. In FAI’s many years of investing experience, it has seen that fostering economic and business development through investment can often help in achieving reforms.

2.	These Funds have responsibilities to their shareholders.

Each of the Intermediate-Term Fund, the Income Fund, the High Income Fund, and the California Tax-Free Fund must act in what the Fund believes to be the best interests of its respective shareholders and has to make investment decisions that are consistent with the investment guidelines contained in the Fund’s prospectus. In keeping with these obligations, FAI considers all material factors in assessing the merits of an investment and seeks to achieve the best investment results, consistent with stated investment goals and policies.

3.	The Tax-Free Trust, Custodian Trust, High Income Trust, and California Tax-Free Fund Boards believe that FAI’s approach is preferable to the approach recommended by all of the Shareholder Proposals.

FAI considers these issues on a company-by-company basis as part of the investment management process, as discussed in more detail below. FAI and the Tax-Free Trust, Custodian Trust, High Income Trust, and California Tax-Free Fund Boards believe that this investment approach, which considers these issues on an investment-by-investment basis and as part of the overall investment management process, is preferable to the approach recommended by these shareholder proposals because the issues raised by these proposals are an inextricable part of FAI’s investment management process and, therefore, are not well suited for a policy implemented by any board of trustees. Our public statement regarding investment in PetroChina, which is reproduced below from the Franklin Templeton Investments website, provides an example of the considerations implemented by FAI:

Franklin Templeton Investments: Statement on PetroChina

Several groups that are trying to effect change in the Darfur region of Sudan have asked individual investors and asset managers, such as Franklin Templeton, to sell holdings of companies identified as having business ties to Sudan. Among the companies being targeted for divestment is PetroChina, which is currently a holding in several of our emerging market funds. PetroChina, which has stated that they do not conduct business in Sudan itself, is being targeted because its parent company, CNPC, has business interests there.

The conditions in the Darfur region of Sudan are deplorable, and we support efforts toward positive and meaningful reform there. We also recognize and are respectful of the fact that there are many different perspectives and opinions on the best way to approach this issue. However, identifying the best way to achieve change continues to be a matter of serious debate. Some have questioned whether divestment will prove effective and others believe that corporate investment in troubled regions can lead to improved economic growth and reform for the local populace over the long term. In our more than 25 years of experience investing in emerging markets, we have seen that fostering economic and business development through investment can often help in achieving reforms.

Our investment professionals actively engage company management when they have any concerns with company management or company activities, and PetroChina is no exception to this approach. As an investment adviser, our fiduciary responsibility to our fund shareholders is to make investment decisions that are consistent with the guidelines in each fund’s prospectus. To achieve this, our investment teams consider all risk factors, including those related to social and political issues, when evaluating a potential holding or making other investment decisions for a given fund.

We appreciate the views of those favoring and opposing divestiture, and our investment groups continue to consider social and political issues in their risk assessment of individual fund holdings.

4.	FAI and each of the Tax-Free Trust, Custodian Trust, High Income Trust, and the California Tax-Free Fund comply with all applicable legal and regulatory restrictions on investments.

The U.S. Government maintains a comprehensive set of laws and regulations governing business relationships with countries that are believed to be responsible for egregious violations of human rights. Additionally, as a global investment management organization, Franklin Templeton is subject not only to the sanctions programs administered by the U.S. Government, but also to sanctions programs adopted and administered by foreign jurisdictions where Franklin Templeton’s investment management services and products are offered and, as such, complies with the prohibitions and restrictions mandated by these sanctions programs and by any foreign jurisdiction when applicable to Franklin Templeton’s business activity in that foreign jurisdiction. For example, United States law prohibits investments in companies owned or controlled by the government of Sudan. FAI is committed to complying fully with these laws and any related investment sanctions and any additional investment restrictions that might be enacted with respect to companies doing business in Sudan or any other country. The Tax-Free Trust, Custodian Trust, High Income Trust and California Tax-Free Fund Boards and FAI recognize and respect that investors have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. However, we do not believe that adding additional procedures limiting otherwise lawful investments and FAI’s ability to select the best investments for the Funds would be in the best interests of Fund shareholders.

5.	A significant majority of the shareholders of other Franklin Templeton funds rejected this proposal in 2013 and 2015.

Substantially identical proposals were submitted for the 2013 Annual Meeting of certain closed-end Templeton funds. Over 80% of each such fund’s shares present and voting on the proposal either voted against the proposal or abstained; less than 20% of a fund’s shares present and voting on the proposal were voted in favor of the proposal. In addition, substantially identical proposals were submitted for the 2015 Special Meeting of other open-end Franklin Templeton funds. Over 71% of such fund’s shares present and voting on the proposal either voted against the proposal or abstained; less than 18% of the fund’s shares present and voting on the proposal were in favor of the proposal.

6.	The Funds are not investing in PetroChina.

Although the shareholder proposals request adoption of broad procedures to prevent investments in companies believed to contribute substantially to genocide or egregious violations of human rights, the shareholder proposals reference investments in PetroChina. Management believes that each shareholder proposal was essentially a “form proposal” that was developed and used to submit shareholder proposals to various mutual funds without regard to whether the funds receiving the proposals actually held positions in PetroChina. Management notes that the Intermediate-Term Fund, the Income Fund, the High Income Fund, and the California Tax-Free Fund are not investing in PetroChina and, therefore, questions the relevance of these shareholder proposals to the Intermediate-Term Fund, the Income Fund, the High Income Fund, and the California Tax-Free Fund. Furthermore, the Intermediate-Term Fund and the California Tax-Free Fund are not permitted to invest in companies such as PetroChina pursuant to their investment strategies.

What is the Required Vote on Proposals 8a–8d?

Proposals 8a–8d each must be approved by the affirmative vote of a majority of the votes cast by shareholders of the applicable Fund at the Meeting, provided that a quorum is present. If any of Proposals 8a–8d is not approved by a majority of the votes cast by shareholders of the applicable Fund at the Meeting, no further action will be taken with respect to such shareholder proposal.

THE TAX-FREE TRUST, CUSTODIAN TRUST, HIGH INCOME TRUST,
AND CALIFORNIA TAX-FREE FUND BOARDS UNANIMOUSLY RECOMMEND
A VOTE “AGAINST” PROPOSALS 8a – 8d.

♦	ADDITIONAL INFORMATION ABOUT THE FUNDS

The Investment Managers. The Investment Managers and any subadviser(s) of the Funds and their principal addresses are listed on Exhibit I to this proxy statement. Pursuant to an investment management agreement, the Investment Manager for a Fund (along with any sub-adviser) manages the investment and reinvestment of that Fund’s assets. Each Investment Manager and subadviser is a direct or indirect, wholly owned or majority owned subsidiary of Franklin Resources.

The Administrator. Pursuant to an administration agreement or subcontract for fund administration services with each Fund’s Investment Manager, Franklin Templeton Services, LLC (“FT Services”) provides certain administrative functions for the Funds. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Franklin Resources and an affiliate of the Investment Managers and the Trusts’ principal underwriter. Except for the Feeder Funds and those Funds without an investment manager, the fee for administrative services provided by FT Services is paid by each Fund’s Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

The Underwriter. The principal underwriter for each Trust, other than the Master Portfolio, is Franklin/Templeton Distributors, Inc. (“FT Distributors”), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, FT Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Boards, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.

The Transfer Agent. The transfer agent and shareholder servicing agent for each Trust and Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

The Custodians. The custodian for each Franklin Fund, Templeton Dynamic Equity Fund, Templeton Global Balanced Fund, Templeton Global Total Return Fund and Templeton International Bond Fund is The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, New York 10286. The custodian for each Templeton Fund, other than, Templeton Dynamic Equity Fund, Templeton Global Balanced Fund, Templeton Global Total Return Fund and Templeton International Bond Fund, is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Matters. Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders are available free of charge. To obtain a copy, please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN® ((800)342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of each Fund as of May 31, 2017 are set forth in Exhibit J.

The names and addresses of shareholders that owned beneficially or of record 5% or more of the outstanding shares of any class or Fund are set forth in Exhibit K. To the knowledge of the Trusts’ management, as of May 31, 2017, there were no other shareholders, except as set forth in Exhibit K, owning beneficially or of record more than 5% of the outstanding shares of any class of any Fund.

In addition, to the knowledge of the Trusts’ management, as of May 31, 2017, and except as noted above under Proposal 1, no nominee or Board member of a Trust owned 1% or more of the outstanding shares of the other classes of that Trust or any Fund thereof, and the Board members and officers of that Trust owned, as a group, less than 1% of the outstanding shares of the other classes of that Trust or any Fund thereof.

Contacting the Boards. If a shareholder wishes to send a communication to the Board of a Trust, such correspondence should be in writing and addressed to the Board of that Trust at the Trust’s offices as follows: for the Franklin Funds, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, and for the Templeton Funds, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the appropriate Board for review and consideration.

♦	FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Boards. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be $16 million and will be borne by the Funds. To the extent that the costs can be identified for a particular Fund (such as a proposal that affects only one Fund), such costs will be paid by the Fund. Otherwise, the solicitation costs payable by the Fund for each Proposal will be borne across all Funds included in that Proposal, based upon the number of shareholder accounts in each Fund.

As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. The Funds reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Funds and soliciting them to execute voting instructions. The Trusts expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of a Trust, and regular employees and agents of a Fund’s Investment Manager or its affiliates, involved in the solicitation of the proxies are not reimbursed.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trusts believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

A shareholder may also vote by submitting the proxy card(s) or voting instruction form(s) originally sent with this proxy statement by mail, via telephone (if eligible), via the Internet (if eligible) or by attending the Meeting in person.

Voting by Broker-Dealers. The Trusts expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation/voting instruction materials, the Trusts understand that broker-dealers may only vote on Proposal 1- To Elect a Board of Trustees – on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum. For each Trust, holders of 40% of the outstanding shares of the Trust (or if the Proposal is to be voted upon by a Fund thereof separately, holders of 40% of that Fund), entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals applicable to such Trust or Fund. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee has voted such shares in its discretion on Proposal 1, but (iii) the broker or nominee does not have discretionary voting power on other matters), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposal above. Generally, abstentions and broker non-votes on each Proposal will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” Proposals 2-6 (including any Sub-Proposals), but will not have an effect on Proposal 1, which requires a plurality of votes cast for approval, and on Proposals 7a-7c and 8a-8d, which require a majority of the votes cast. For the Master Portfolio, whether or not a Proposal is approved by its shareholders will be determined by reference to the shares outstanding of the various Feeder Funds. Feeder Fund shareholders who do not provide voting instructions to their Feeder Fund will not affect the Feeder Fund’s votes at the Meeting with respect to the Master Portfolio. The percentage of a Feeder Fund’s votes representing Feeder Fund shareholders not providing voting instructions will be voted by such Feeder Fund’s Board or officers in the same proportion as the Fund shareholders who provide voting instructions.

Simultaneous Meetings. The Meeting is to be held at the same time as meetings of shareholders of Franklin Templeton Variable Insurance Products Trust, Franklin Managed Trust, Franklin ETF Trust, Templeton Developing Markets Trust, Emerging Markets Series of Templeton Institutional Funds and Templeton Frontier Markets Fund of Templeton Global Investment Trust. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The Meeting as to any Trust or Fund, whether or not quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) or by the Chairman of the Board or certain officers. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Trust’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trusts on questions of adjournment to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

Shareholder Proposals. The Trusts are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Trust’s proxy statement for the next meeting of shareholders of that Trust or one or more of its Funds should send his or her written proposal to such Trust’s offices: for all Franklin Funds – One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary; and for all Templeton Funds – 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received within a reasonable time before such Trust begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and the Trust’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments, including proposals for which management of such Trusts did not have timely notice, as set forth in the SEC’s proxy rules.

By Order of the Boards of Trustees Craig S. Tyle, Vice President

August 30, 2017

EXHIBITS
Exhibit A – Nominating Committee Charter	A-1
Exhibit B – Committee Meetings	B-1
Exhibit C – Aggregate Board Compensation	C-1
Exhibit D – Additional Executive Officers	D-1
Exhibit E – Audit Fee Information	E-1
Exhibit F – Fundamental Investment Restrictions Regarding Investments in Commodities	F-1
Exhibit G – Fundamental Investment Restrictions Proposed to be Amended	G-1
Exhibit H – Fundamental Investment Restrictions Proposed to be Eliminated	H-1
Exhibit I – Investment Managers of the Funds	I-1
Exhibit J – Outstanding Shares as of May 31, 2017	J-1
Exhibit K – Principal Holders of Shares as of May 31, 2017	K-1

EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.

The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.

The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.	Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.	Other Powers and Responsibilities.

1.

The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

A-1

EXHIBIT B

COMMITTEE MEETINGS

The following table identifies the number of standing committee meetings held during the most recent Fund fiscal year ended on or before May 31, 2017.

Fund	Number of Audit Committee Meetings Held During Most Recent Fiscal Year	Number of Nominating Committee Meetings Held During Most Recent Fiscal Year
Franklin California Tax-Free Income Fund	3	1
Franklin California Tax-Free Trust	4	1
Franklin Custodian Funds	5	0
Franklin Federal Tax-Free Income Fund	3	1
Franklin Fund Allocator Series*	6	3
Franklin Global Trust	4	0
Franklin Gold and Precious Metals Fund	4	0
Franklin High Income Trust	3	3
Franklin Investors Securities Trust	3	1
Franklin Municipal Securities Trust	3	3
Franklin New York Tax-Free Income Fund	3	3
Franklin New York Tax-Free Trust	4	0
Franklin Real Estate Securities Trust	3	1
Franklin Strategic Mortgage Portfolio	3	2
Franklin Strategic Series	3	1
Franklin Tax-Free Trust	3	1
Franklin Templeton Global Trust	3	2
Franklin Templeton Money Fund Trust	4	1
Franklin U.S. Government Money Fund	4	1
Institutional Fiduciary Trust	4	1
The Money Market Portfolios	4	1
Templeton China World Fund	5	3
Templeton Funds	5	3
Templeton Global Investment Trust**	7	3
Templeton Global Opportunities Trust	6	3
Templeton Global Smaller Companies Fund	5	3
Templeton Income Trust***	2	1
Templeton Institutional Funds	6	3

*

For the fiscal year ended December 31, 2016. Excludes the Franklin Payout Funds and the Franklin Next Step Funds, which have a May 31, 2017 fiscal year. During the fiscal year ended May 31, 2017, there were three audit committee meetings held, and three nominating committee meetings held.

**

For the fiscal year ended March 31, 2017. Excludes the Templeton Foreign Smaller Companies Fund, Templeton Emerging Markets Balanced Fund and Templeton Global Balanced Fund, which have different fiscal years. During the last fiscal year ended October 31, 2016, for the Templeton Foreign Smaller Companies Fund there were five audit committee meetings held, and two nominating committee meetings held. Effective December 31, 2016, Templeton Emerging Markets Balanced Fund and Templeton Global Balanced Fund each changed its fiscal year end to December 31. As a result, Templeton Emerging Markets Balanced Fund and Templeton Global Balanced Fund each experienced a shortened fiscal year covering the transitional period between the prior March 31, 2016 fiscal year end and December 31, 2016. During the fiscal period from April 1, 2016 through December 31, 2016 there were five audit committee meetings held, and two nominating committee meetings held.

***

Effective December 31, 2016, Templeton Income Trust’s fiscal year end was changed to December 31. As a result, Templeton Income Trust experienced a shortened fiscal year covering the transitional period between the prior August 31, 2016 fiscal year end and December 31, 2016. Figures provided are for the fiscal period from September 1, 2016 through December 31, 2016.

B-1

EXHIBIT C

AGGREGATE BOARD COMPENSATION
FROM EACH FUND FOR THE 12-MONTH PERIOD
ENDED MAY 31, 2017

Fund	Harris J. Ashton	Ann Torre Bates	Mary C. Choksi	Edith E. Holiday	J. Michael Luttig
Franklin California Tax-Free Income Fund	18,288	—	20,678	20,795	20,757
Franklin California Tax-Free Trust	8,819	—	8,884	8,897	8,897
Franklin Custodian Funds	48,313	—	55,587	56,337	55,329
Franklin Federal Tax-Free Income Fund	15,813	—	16,087	16,166	16,165
Franklin Fund Allocator Series	10,439	—	11,314	11,392	11,391
Franklin Global Trust	14,021	—	14,084	14,102	14,102
Franklin Gold and Precious Metals Fund	9,175	—	9,202	9,211	9,211
Franklin High Income Trust	16,285	—	16,387	16,416	16,416
Franklin Investors Securities Trust	27,795	—	28,583	28,722	28,720
Franklin Municipal Securities Trust	10,188	—	10,258	10,278	10,278
Franklin New York Tax-Free Income Fund	12,580	—	12,705	12,741	12,741
Franklin New York Tax-Free Trust	6,852	—	6,899	6,907	6,907
Franklin Real Estate Securities Trust	4,670	—	4,685	4,690	4,690
Franklin Strategic Mortgage Portfolio	467	—	471	472	472
Franklin Strategic Series	27,336	—	27,823	27,962	27,961
Franklin Tax-Free Trust	19,775	—	20,561	20,787	20,785
Franklin Templeton Global Trust[1]	171	105	161	180	173
Franklin Templeton Money Fund Trust	1,152	—	1,159	1,161	1,161
Franklin U.S. Government Money Fund	6,876	—	6,936	6,953	6,953
Institutional Fiduciary Trust	12,150	—	12,599	12,715	12,714
The Money Market Portfolios[2]	0	—	0	0	0
Templeton China World Fund	2,804	2,880	2,108	2,910	2,853
Templeton Developing Markets Trust	12,440	12,638	9,435	12,766	12,517
Templeton Funds	26,253	28,176	19,732	29,249	27,216
Templeton Global Investment Trust	17,728	18,275	0	18,582	17,998
Templeton Global Opportunities Trust	4,206	4,279	3,185	4,321	4,242
Templeton Global Smaller Companies Fund	11,404	11,581	8,589	11,692	11,481
Templeton Income Trust	38,565	47,556	28,747	52,626	43,049
Templeton Institutional Funds	22,393	23,460	16,759	24,071	22,914

C-1

Fund	David W. Niemiec	Larry D. Thompson	Constantine D. Tseretopoulos	Robert E. Wade	John B. Wilson
Franklin California Tax-Free Income Fund	—	18,794	—	—	24,905
Franklin California Tax-Free Trust	—	8,897	—	—	9,506
Franklin Custodian Funds	—	53,329	—	—	84,767
Franklin Federal Tax-Free Income Fund	—	16,165	—	—	19,175
Franklin Fund Allocator Series	—	11,391	—	—	14,317
Franklin Global Trust	—	14,102	—	—	14,741
Franklin Gold and Precious Metals Fund	—	9,211	—	—	9,502
Franklin High Income Trust	—	16,416	—	—	17,503
Franklin Investors Securities Trust	—	28,720	—	—	33,932
Franklin Municipal Securities Trust	—	10,278	—	—	11,002
Franklin New York Tax-Free Income Fund	—	12,741	—	—	14,063
Franklin New York Tax-Free Trust	—	6,907	—	—	7,209
Franklin Real Estate Securities Trust	—	4,690	—	—	4,837
Franklin Strategic Mortgage Portfolio	—	472	—	—	498
Franklin Strategic Series	—	27,961	—	—	33,112
Franklin Tax-Free Trust	—	20,785	—	—	28,845
Franklin Templeton Global Trust[1]	113	168	105	95	78
Franklin Templeton Money Fund Trust	—	1,161	—	—	1,239
Franklin U.S. Government Money Fund	—	6,953	—	—	7,624
Institutional Fiduciary Trust	—	12,714	—	—	17,268
The Money Market Portfolios[2]	—	0	—	—	0
Templeton China World Fund	2,933	2,825	2,880	2,825	—
Templeton Developing Markets Trust	12,879	12,389	12,638	12,389	—
Templeton Funds	30,130	26,201	28,176	26,201	—
Templeton Global Investment Trust	18,816	17,734	18,275	17,734	—
Templeton Global Opportunities Trust	4,355	4,203	4,279	4,203	—
Templeton Global Smaller Companies Fund	11,782	11,378	11,581	11,378	—
Templeton Income Trust	56,467	38,688	47,556	38,688	—
Templeton Institutional Funds	24,553	22,364	23,460	22,364	—

[1]

Franklin Templeton Global Trust and its one series, Templeton Global Currency Fund, elected the Templeton Funds Board effective August 19, 2016. Previously, Franklin Templeton Global Trust and its one series, Templeton Global Currency Fund, had been overseen by the Franklin Group of Funds Board.

[2]	Trustees fees not applicable for this trust.

C-2

EXHIBIT D

ADDITIONAL EXECUTIVE OFFICERS

Name, Year of Birth and Address	Position	Funds	Length of Time Served
Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President

Franklin California Tax-Free Income Fund, Franklin California Tax-Free Trust, Franklin Federal Tax-Free Income Fund, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust and Franklin Tax-Free Trust

Since 1999
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.
Norman Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Templeton Funds, Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Global Smaller Companies Fund and Templeton Institutional Funds	Since 2012

Principal Occupation During at Least the Past 5 Years:

Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Mark Boyadjian (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Franklin Investors Securities Trust	Since 2003
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President

Franklin California Tax-Free Income Fund, Franklin California Tax-Free Trust, Franklin Federal Tax-Free Income Fund, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust and Franklin Tax-Free Trust

Since 1999
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.
Stephen H. Dover (1961) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Templeton China World Fund	Since June 2017

Principal Occupation During at Least the Past 5 Years:

Chief Investment Officer, Templeton Emerging Market Group; Executive Vice President, Franklin Advisers, Inc.; and officer of four of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer

Franklin California Tax-Free Income Fund, Franklin California Tax-Free Trust, Franklin Custodian Funds, Franklin Federal Tax-Free Income Fund, Franklin Fund Allocator Series, Franklin Global Trust, Franklin Gold and Precious Metals Fund, Franklin High Income Trust, Franklin Investors Securities Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Free Trust, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust and The Money Market Portfolios

Since 2009

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

D-1

Name, Year of Birth and Address	Position	Funds	Length of Time Served
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management

Franklin Custodian Funds, Franklin Fund Allocator Series, Franklin Global Trust, Franklin Gold and Precious Metals Fund, Franklin Real Estate Securities Trust and Franklin Strategic Series Franklin Investors Securities Trust

Since 2010 Since 2002

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer

Franklin Templeton Global Trust, Templeton China World Fund, Templeton Funds, Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Global Smaller Companies Fund, Templeton Income Trust and Templeton Institutional Funds

Since June 2017

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Madeline Lam (1969) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Franklin Investors Securities Trust	Since 2010
Principal Occupation During at Least the Past 5 Years: Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management Vice President

Franklin California Tax-Free Income Fund, Franklin California Tax-Free Trust, Franklin Federal Tax-Free Income Fund, Franklin High Income Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust, Franklin Strategic Mortgage Portfolio, Franklin Tax-Free Trust, Franklin Templeton Global Trust, Franklin Templeton Money Fund Trust, Franklin U.S. Government Money Fund, Institutional Fiduciary Trust, The Money Market Portfolios and Templeton Income Trust Franklin Global Trust and Franklin Strategic Series

Since 2002 for Templeton Income Trust and since 2010 for all other listed funds Since 2000

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President

Franklin California Tax-Free Income Fund, Franklin California Tax-Free Trust, Franklin Federal Tax-Free Income Fund, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Franklin New York Tax-Free Trust and Franklin Tax-Free Trust

Since 1999
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

D-2

EXHIBIT E

AUDIT FEE INFORMATION

Trust Name/ Fiscal Year Ended	Audit Fees[1] ($)	Audit – Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Aggregate Non-Audit Fees[2] ($)
Franklin California Tax-Free Income Fund
March 31, 2017	86,850	0	0	0	255,000
March 31, 2016	72,842	0	0	5,226	677,377
Franklin California Tax-Free Trust
June 30, 2016	105,479	0	0	1,424	444,175
June 30, 2015	100,734	0	0	0	229,400
Franklin Custodian Funds
September 30, 2016	467,181	9,033	0	0	548,201
September 30, 2015	466,850	8,856	0	36,043	432,882
Franklin Federal Tax-Free Income Fund
April 30, 2017	73,391	0	0	0	255,000
April 30, 2016	65,859	0	0	4,008	676,159
Franklin Fund Allocator Series[3]
May 31, 2017	240,689	0	0	0	255,000
May 31, 2016	255,282	0	0	8	663,151
Franklin Fund Allocator Series[4]
December 31, 2016	339,471	0	0	0	345,590
December 31, 2015	337,392	0	0	4,013	585,574
Franklin Global Trust
July 31, 2016	234,341	0	0	1,006	447,989
July 31, 2015	278,795	0	0	0	245,998
Franklin Gold and Precious Metals Fund
July 31, 2016	58,496	3,011	0	282	446,044
July 31, 2015	59,668	2,952	0	0	232,352
Franklin High Income Trust
May 31, 2017	57,970	0	0	0	255,000
May 31, 2016	56,910	0	0	1,518	664,669

[1]

A portion of each Fund’s audit fees is based upon its relative complexity or relative net asset size within the Franklin Templeton funds. Therefore, any material difference between the audit fees of a Fund for its last two fiscal years may be the result of a material increase or decrease in that Fund’s complexity or net assets.

[2]

The Aggregate Non-Audit Fees for the fiscal years shown for each Trust include amounts shown under Audit-Related Fees, Tax Fees and All Other Fees, as well as the aggregate non-audit fees paid by the Trust’s Investment Manager and its control entities.

[3]

Franklin Payout 2017 Fund, Franklin Payout 2018 Fund, Franklin Payout 2019 Fund, Franklin Payout 2020 Fund, Franklin Payout 2021 Fund, Franklin NextStep Conservative Fund, Franklin NextStep Moderate Fund and Franklin NextStep Growth Fund each have a fiscal year end of May 31. Audit fee information is provided for all series within Franklin Fund Allocator Series as of those dates.

[4]

Franklin Conservative Allocation Fund, Franklin Corefolio Allocation Fund, Franklin Founding Funds Allocation Fund, Franklin Growth Allocation Fund, Franklin Moderate Allocation Fund, Franklin LifeSmartTM Retirement Income Fund, Franklin LifeSmartTM 2020 Retirement Target Fund, Franklin LifeSmartTM 2025 Retirement Target Fund, Franklin LifeSmartTM 2030 Retirement Target Fund, Franklin LifeSmartTM 2035 Retirement Target Fund, Franklin LifeSmartTM 2040 Retirement Target Fund, Franklin LifeSmartTM 2045 Retirement Target Fund, Franklin LifeSmartTM 2050 Retirement Target Fund, Franklin LifeSmartTM 2055 Retirement Target Fund each have a fiscal year end of December 31. Audit fee information is provided for all series within Franklin Fund Allocator Series as of those dates.

Trust Name/ Fiscal Year Ended	Audit Fees[1] ($)	Audit – Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Aggregate Non-Audit Fees[2] ($)
Franklin Investors Securities Trust
October 31, 2016	431,607	4,682	0	0	444,579
October 31, 2015	450,822	4,590	0	6,850	506,644
Franklin Municipal Securities Trust
May 31, 2017	72,690	0	0	0	255,000
May 31, 2016	78,227	0	0	957	664,108
Franklin New York Tax-Free Income Fund
May 31, 2017	49,054	0	0	0	255,000
May 31, 2016	50,474	0	0	1,856	665,007
Franklin New York Tax-Free Trust
September 30, 2016	35,150	0	0	0	539,168
September 30, 2015	35,131	0	0	412	388,395
Franklin Real Estate Securities Trust
April 30, 2017	33,137	0	0	0	3,716
April 30, 2016	32,874	0	0	200	13,432
Franklin Strategic Mortgage Portfolio
September 30, 2016	38,561	0	0	0	539,168
September 30, 2015	48,915	0	0	40	388,023
Franklin Strategic Series
April 30, 2017	436,510	0	0	0	258,717
April 30, 2016	469,079	0	0	6,913	683,296
Franklin Tax-Free Trust
February 28, 2017	814,565	0	0	0	255,000
February 29, 2016	869,327	0	0	11,563	683,714
Franklin Templeton Global Trust
October 31, 2016	45,357	0	0	0	436,180
October 31, 2015	43,511	0	0	34	491,005
Franklin Templeton International Trust
October 31, 2016	58,593	0	0	0	436,180
October 31, 2015	158,503	0	0	74	501,024
Franklin Templeton Money Fund Trust
June 30, 2016	15,767	0	0	125	125
June 30, 2015	16,186	0	0	0	9,000
Franklin U.S. Government Money Fund
June 30, 2016	22,628	0	0	819	819
June 30, 2015	24,041	0	0	0	9,000
Institutional Fiduciary Trust
June 30, 2016	82,704	0	0	7,188	7,188
June 30, 2015	78,328	0	0	0	9,000

Trust Name/ Fiscal Year Ended	Audit Fees[1] ($)	Audit – Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Aggregate Non-Audit Fees[2] ($)
The Money Market Portfolios
June 30, 2016	96,217	0	0	8,134	450,885
June 30, 2015	88,223	0	0	0	229,400
Templeton China World Fund
August 31, 2016	45,097	0	0	0	0
August 31, 2015	46,282	0	0	107	9,107
Templeton Funds
August 31, 2016	115,793	6,022	0	0	6,022
August 31, 2015	120,010	5,904	0	3,713	18,617
Templeton Global Investment Trust[5]
March 31, 2017	139,696	0	0	0	0
March 31, 2016	96,106	0	0	315	9,315
Templeton Global Investment Trust[6]
December 31, 2016	124,405	0	4,682	0	255,000
March 31, 2016	123,633	0	4,590	854	672,151
Templeton Global Investment Trust[7]
October 31, 2016	28,134	0	0	0	0
October 31, 2015	0	0	0	0	0
Templeton Global Opportunities Trust
December 31, 2016	45,775	3,011	0	0	3,011
December 31, 2015	45,670	2,952	0	140	22,145
Templeton Global Smaller Companies Fund
August 31, 2016	46,405	3,011	0	0	3,011
August 31, 2015	47,420	2,952	0	362	22,367
Templeton Income Trust[8]
December 31, 2016	276,183	0	0	0	0
August 31, 2016	341,357	0	0	0	539,168
Templeton Institutional Funds
December 31, 2016	191,561	3,011	0	0	3,011
December 31, 2015	188,831	2,952	0	2,182	24,187

[5]

Templeton BRIC Fund and Templeton Emerging Markets Small Cap Fund each have a fiscal year end of March 31. Audit fee information is provided for all series within Templeton Global Investment Trust as of those dates.

[6]

Effective December 31, 2016, Templeton Emerging Markets Balanced Fund and Templeton Global Balanced Fund each changed its fiscal year end to December 31. As a result, Templeton Emerging Markets Balanced Fund and Templeton Global Balanced Fund each experienced a shortened fiscal year covering the transitional period between the prior March 31, 2016 fiscal year end and December 31, 2016. Figures provided are for the fiscal period from April 1, 2016 through December 31, 2016 for all series within Templeton Global Investment Trust.

[7]	Templeton Foreign Smaller Companies Fund has a fiscal year end of October 31. Audit fee information is provided for all series within Templeton Global Investment Trust as of those dates.

[8]

Effective December 31, 2016, Templeton Income Trust’s fiscal year end was changed to December 31. As a result, Templeton Income Trust experienced a shortened fiscal year covering the transitional period between the prior August 31, 2016 fiscal year end and December 31, 2016. Figures provided are for the fiscal period from September 1, 2016 through December 31, 2016.

EXHIBIT F

FUNDAMENTAL INVESTMENT
RESTRICTIONS REGARDING INVESTMENTS IN COMMODITIES

Fund	Current Fundamental Investment Policy
All Funds except those listed below

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

Franklin Gold and Precious Metals Fund

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities or (iii) investing in gold bullion and foreign currency in the form of gold coins.

Franklin Strategic Series Franklin Flexible Alpha Bond Fund

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked derivatives instruments, including, but not limited to, swap agreements, commodity-linked notes, options, futures contracts and options on futures contracts with respect to indices or individual commodities or otherwise; (ii) entering into foreign currency transactions, including, without limitation, forward currency contracts; or (iii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.

Templeton Global Investment Trust Templeton Global Balanced Fund

Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving future contracts and options thereon or investing in securities that are secured by physical commodities.

F-1

EXHIBIT G

FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED

PROPOSAL	INVESTMENT RESTRICTION	CURRENT FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:	PROPOSED FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:
Proposal 4	Lending
Small-Mid Cap Fund
 Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund’s portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

Global Balanced Fund
 Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

TEM Small Cap Fund
 Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

Sub-Proposals 5a through 5f Relate Only to the Small-Mid Cap Fund
Sub-Proposal 5a	Borrowing
Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.
Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Sub-Proposal 5b	Underwriting	Underwrite securities of other issuers.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

G-1

PROPOSAL	INVESTMENT RESTRICTION	CURRENT FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:	PROPOSED FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:
Sub-Proposal 5c	Investments in Real Estate

Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts).

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

Sub-Proposal 5d	Issuing Senior Securities	—	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Sub-Proposal 5e	Industry Concentration	Invest more than 25% of the Fund’s assets (at the time of the most recent investment) in any single industry.

Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Sub-Proposal 5f	Diversification

Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer.

Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

G-2

EXHIBIT H

FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE ELIMINATED

SECTION OF PROXY STATEMENT RELATING TO PROPOSAL	INVESTMENT RESTRICTION	CURRENT FUNDAMENTAL INVESTMENT RESTRICTION The Fund may not:
Sub-Proposals 6a – 6c	Engaging in Short Sales Use of Margin; Investments in Commodities; Investments in Oil, Gas, and Other Mineral Programs; Use of Options

Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique.

Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund’s transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

Sub-Proposals 6d – 6e	Investments in Restricted Securities; Investments in Unseasoned Issuers

...invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund’s total assets would be invested in such companies.

Sub-Proposal 6f	Investing for Purpose of Exercising Control	Invest in securities for the purpose of exercising management or control of the issuer.
Sub-Proposal 6g	Investments in Other Investment Companies

Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer’s outstanding voting stock, ii) more than 5% of the Fund’s total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund’s total assets. The Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.

Sub-Proposal 6h	Management Ownership of Securities; Principal Transactions with Management

Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

H-1

EXHIBIT I

INVESTMENT MANAGERS OF THE FUNDS

Fund/Series	Investment Manager	Sub-Adviser
Franklin California Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin California Tax-Free Trust
Franklin California Intermediate-Term Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin California Ultra-Short Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Custodian Funds
Franklin DynaTech Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Focused Growth Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Growth Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin U.S. Government Securities Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Utilities Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Federal Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Fund Allocator Series
Franklin Conservative Allocation Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Corefolio Allocation Fund	N/A	N/A
Franklin Founding Funds Allocation Fund	N/A	N/A
Franklin Growth Allocation Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Moderate Allocation Fund	Franklin Advisers, Inc.[1]	N/A
Franklin LifeSmartTM Retirement Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin LifeSmartTM 2020 Retirement Target Fund	Franklin Advisers, Inc.	N/A
Franklin LifeSmartTM 2025 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin LifeSmartTM 2030 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin LifeSmartTM 2035 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin LifeSmartTM 2040 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin LifeSmartTM 2045 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin LifeSmartTM 2050 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin LifeSmartTM 2055 Retirement Target Fund	Franklin Advisers, Inc.[1]	N/A
Franklin NextStep Conservative Fund	Franklin Advisers, Inc.[1]	Franklin Templeton Investments Corp.[2]
K2/D&S Management Co., L.L.C.[3]
Franklin NextStep Growth Fund	Franklin Advisers, Inc.[1]	Franklin Templeton Investments Corp.[2]
K2/D&S Management Co., L.L.C.[3]
Franklin NextStep Moderate Fund	Franklin Advisers, Inc.[1]	Franklin Templeton Investments Corp.[2]
K2/D&S Management Co., L.L.C.[3]
Franklin Payout 2017 Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Payout 2018 Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Payout 2019 Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Payout 2020 Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Payout 2021 Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Global Trust
Franklin Emerging Market Debt Opportunities Fund	Franklin Templeton Investment Management Limited[4]	N/A
Franklin Global Listed Infrastructure Fund	Franklin Templeton Institutional, LLC[5]	N/A
Franklin Global Real Estate Fund	Franklin Templeton Institutional, LLC[5]	N/A
Franklin International Growth Fund	Franklin Templeton Institutional, LLC[5]	N/A
Franklin International Small Cap Growth Fund	Franklin Advisers, Inc.[1]	Franklin Templeton Institutional, LLC[5]
Franklin Gold and Precious Metals Fund	Franklin Advisers, Inc.[1]	N/A
Franklin High Income Trust
Franklin High Income Fund	Franklin Advisers, Inc.[1]	N/A

Fund/Series	Investment Manager	Sub-Adviser
Franklin Investors Securities Trust
Franklin Adjustable U.S. Government Securities Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Balanced Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Convertible Securities Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Equity Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Floating Rate Daily Access Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Low Duration Total Return Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Real Return Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Total Return Fund	Franklin Advisers, Inc.[1]	Franklin Templeton Institutional, LLC[5]
Franklin Municipal Securities Trust
Franklin California High Yield Municipal Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Tennessee Municipal Bond Fund	Franklin Advisers, Inc.[1]	N/A
Franklin New York Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin New York Tax-Free Trust
Franklin New York Intermediate-Term Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Real Estate Securities Trust
Franklin Real Estate Securities Fund	Franklin Templeton Institutional, LLC[5]	N/A
Franklin Strategic Mortgage Portfolio	Franklin Advisers, Inc.[1]	N/A
Franklin Strategic Series
Franklin Biotechnology Discovery Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Flexible Alpha Bond Fund	Franklin Advisers, Inc.[1]	Franklin Templeton Institutional, LLC[5]
Franklin Focused Core Equity Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Growth Opportunities Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Natural Resources Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Small Cap Growth Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Small-Mid Cap Growth Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Strategic Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Tax-Free Trust
Franklin Alabama Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Arizona Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Colorado Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Connecticut Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Federal Limited-Term Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Florida Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Georgia Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin High Yield Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Kentucky Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Louisiana Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Maryland Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Massachusetts Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Michigan Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Minnesota Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Missouri Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin New Jersey Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin North Carolina Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Ohio Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Oregon Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Pennsylvania Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Virginia Tax-Free Income Fund	Franklin Advisers, Inc.[1]	N/A
Franklin Templeton Global Trust
Templeton Global Currency Fund	Franklin Advisers, Inc.[1]	N/A

Fund/Series	Investment Manager	Sub-Adviser
Franklin Templeton International Trust
Franklin India Growth Fund	Franklin Advisers, Inc.[1]	Templeton Asset Management Ltd.[6]
Franklin Templeton Money Fund Trust
Franklin Templeton U.S. Government Money Fund	N/A	N/A
Franklin U.S. Government Money Fund	N/A	N/A
Institutional Fiduciary Trust
Money Market Portfolio	N/A	N/A
The Money Market Portfolios
The U.S. Government Money Market Portfolio	Franklin Advisers, Inc.[1]	N/A
Templeton China World Fund	Templeton Asset Management Ltd.[6]	N/A
Templeton Funds
Templeton Foreign Fund	Templeton Global Advisors Limited[7]	N/A
Templeton World Fund	Templeton Global Advisors Limited[7]	N/A
Templeton Global Investment Trust
Templeton Dynamic Equity Fund	Templeton Global Advisors Limited[7]	N/A
Templeton Emerging Markets Balanced Fund	Templeton Asset Management Ltd.[6]	Franklin Advisers, Inc.[1]
Templeton Emerging Markets Small Cap Fund	Templeton Asset Management Ltd.[6]	N/A
Templeton Foreign Smaller Companies Fund	Templeton Investment Counsel, LLC[8]	Franklin Templeton Investments Corp.[2]
Templeton Global Balanced Fund	Templeton Global Advisors Limited[7]	Franklin Advisers, Inc.[1]
Templeton Global Opportunities Trust	Templeton Investment Counsel, LLC[8]	Franklin Templeton Investments (Asia) Limited[9]
Templeton Asset Management Ltd.[6]
Templeton Global Smaller Companies Fund	Templeton Investment Counsel, LLC[8]	Franklin Templeton Investments Corp.[2]
Templeton Income Trust
Templeton Emerging Markets Bond Fund	Franklin Advisers, Inc.[1]	N/A
Templeton Global Bond Fund	Franklin Advisers, Inc.[1]	N/A
Templeton Global Total Return Fund	Franklin Advisers, Inc.[1]	N/A
Templeton International Bond Fund	Franklin Advisers, Inc.[1]	N/A
Templeton Institutional Funds
International Equity Series	Templeton Investment Counsel, LLC[8]	N/A
Foreign Smaller Companies Series	Templeton Investment Counsel, LLC[8]	N/A
Global Equity Series	Templeton Investment Counsel, LLC[8]	N/A

Footnote Reference	Adviser	Address
1	Franklin Advisers, Inc.	One Franklin Parkway San Mateo, CA 94403-1906
2	Franklin Templeton Investments Corp.	200 King Street West, Suite 1500 Toronto (Ontario), Canada M5H 3T4
3	K2/D&S Management Co., L.L.C.	300 Atlantic Street, 12th Floor Stamford, CT 06901-3535
4	Franklin Templeton Investment Management Limited	Cannon Place 78 Cannon Street London, EC4N 6HL, England
5	Franklin Templeton Institutional, LLC	280 Park Avenue New York, NY 10017
6	Templeton Asset Management Ltd.	7 Temasek Boulevard Suntec Tower One #38-03 Singapore 038987
7	Templeton Global Advisors Limited	Lyford Cay Nassau, Bahamas
8	Templeton Investment Counsel, LLC	300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923
9	Franklin Templeton Investments (Asia) Limited	17th Floor, Chater House 8 Connaught Road Central Hong Kong

EXHIBIT J

OUTSTANDING SHARES AS OF MAY 31, 2017

Fund	Number of Outstanding Shares
Franklin California Tax-Free Income Fund
Class A Shares	1,686,272,125.23
Class C Shares	218,415,867.70
Advisor Class Shares	207,063,104.05
Total	2,111,751,096.98
Franklin California Tax-Free Trust
Franklin California Intermediate-Term Tax-Free Income Fund
Class A Shares	75,459,908.91
Class C Shares	21,047,540.77
Advisor Class Shares	52,542,028.51
Total	149,049,478.19
Franklin California Ultra-Short Tax-Free Income Fund
Class A1 Shares	4,700,088.84
Advisor Class Shares	1,108,930.16
Total	5,809,019.00
Franklin Custodian Funds
Franklin DynaTech Fund
Class A Shares	39,190,598.18
Class C Shares	6,841,286.06
Advisor Class Shares	8,101,265.53
Class R Shares	717,714.19
Class R6 Shares	7,500,849.69
Total	62,351,713.66
Franklin Focused Growth Fund
Advisor Class Shares	250,000.00
Total	250,000.00
Franklin Growth Fund
Class A Shares	91,018,044.07
Class C Shares	11,356,359.95
Advisor Class Shares	29,812,759.29
Class R Shares	5,834,713.96
Class R6 Shares	17,575,535.93
Total	155,597,413.21
Franklin Income Fund
Class A Shares	19,760,838,086.85
Class C Shares	9,811,907,333.18
Advisor Class Shares	4,639,580,591.50
Class R Shares	164,266,770.06
Class R6 Shares	767,491,346.78
Total	35,144,084,128.37
Franklin U.S. Government Securities Fund
Class A Shares	606,758,940.03
Class C Shares	139,239,437.01
Advisor Class Shares	130,498,813.90
Class R Shares	6,711,267.46
Class R6 Shares	71,966,467.86
Total	955,174,926.26

Fund	Number of Outstanding Shares
Franklin Utilities Fund
Class A Shares	220,859,540.67
Class C Shares	52,735,403.48
Advisor Class Shares	47,266,937.71
Class R Shares	5,202,494.08
Class R6 Shares	12,701,968.23
Total	338,766,344.17
Franklin Federal Tax-Free Income Fund
Class A Shares	776,803,957.31
Class C Shares	114,758,307.61
Advisor Class Shares	137,311,303.46
Total	1,028,873,568.38
Franklin Fund Allocator Series
Franklin Conservative Allocation Fund
Class A Shares	55,569,905.34
Class C Shares	31,640,630.69
Advisor Class Shares	2,197,513.78
Class R Shares	8,771,822.86
Class R6 Shares	163,130.99
Total	98,343,003.65
Franklin Corefolio Allocation Fund
Class A Shares	29,160,638.45
Class C Shares	9,068,096.36
Advisor Class Shares	1,442,377.53
Class R Shares	82,910.64
Total	39,754,022.98
Franklin Founding Funds Allocation Fund
Class A Shares	236,487,622.02
Class C Shares	94,992,218.67
Advisor Class Shares	10,930,451.31
Class R Shares	665,966.07
Total	343,076,258.06
Franklin Growth Allocation Fund
Class A Shares	44,286,187.81
Class C Shares	16,746,904.78
Advisor Class Shares	2,239,623.52
Class R Shares	5,707,088.65
Class R6 Shares	149,650.53
Total	69,129,455.29
Franklin Moderate Allocation Fund
Class A Shares	88,605,019.51
Class C Shares	37,732,886.90
Advisor Class Shares	3,031,302.54
Class R Shares	9,474,869.85
Class R6 Shares	272,033.28
Total	139,116,112.09

Fund	Number of Outstanding Shares
Franklin LifeSmartTM Retirement Income Fund
Class A Shares	3,173,255.21
Class C Shares	1,510,336.18
Advisor Class Shares	170,720.25
Class R Shares	407,597.16
Class R6 Shares	364,776.46
Total	5,626,685.27
Franklin LifeSmartTM 2020 Retirement Target Fund
Class A Shares	1,783,377.20
Class C Shares	469,247.75
Advisor Class Shares	32,610.26
Class R Shares	252,439.32
Class R6 Shares	738,354.03
Total	3,276,028.57
Franklin LifeSmartTM 2025 Retirement Target Fund
Class A Shares	6,106,303.72
Class C Shares	2,199,553.38
Advisor Class Shares	126,562.55
Class R Shares	631,119.70
Class R6 Shares	1,243,577.99
Total	10,307,117.34
Franklin LifeSmartTM 2030 Retirement Target Fund
Class A Shares	1,530,926.47
Class C Shares	529,282.17
Advisor Class Shares	45,981.45
Class R Shares	108,682.87
Class R6 Shares	1,357,132.26
Total	3,572,005.22
Franklin LifeSmartTM 2035 Retirement Target Fund
Class A Shares	4,491,275.56
Class C Shares	1,574,758.87
Advisor Class Shares	100,499.21
Class R Shares	480,724.98
Class R6 Shares	1,834,739.05
Total	8,481,997.66
Franklin LifeSmartTM 2040 Retirement Target Fund
Class A Shares	1,143,487.13
Class C Shares	268,384.59
Advisor Class Shares	12,274.20
Class R Shares	154,787.29
Class R6 Shares	1,274,532.70
Total	2,853,465.90
Franklin LifeSmartTM 2045 Retirement Target Fund
Class A Shares	3,393,657.62
Class C Shares	990,754.18
Advisor Class Shares	53,569.46
Class R Shares	417,359.55
Class R6 Shares	943,116.35
Total	5,798,457.16

Fund	Number of Outstanding Shares
Franklin LifeSmartTM 2050 Retirement Target Fund
Class A Shares	947,327.15
Class C Shares	256,317.40
Advisor Class Shares	36,567.73
Class R Shares	127,522.85
Class R6 Shares	848,978.95
Total	2,216,714.09
Franklin LifeSmartTM 2055 Retirement Target Fund
Class A Shares	347,059.06
Class C Shares	91,676.16
Advisor Class Shares	2,965.42
Class R Shares	34,379.40
Class R6 Shares	213,178.75
Total	689,258.79
Franklin NextStep Conservative Fund
Class A Shares	93,489.32
Class C Shares	228,622.12
Advisor Class Shares	479.39
Total	322,590.82
Franklin NextStep Growth Fund
Class A Shares	347,269.88
Class C Shares	228,769.86
Advisor Class Shares	465.12
Total	576,504.85
Franklin NextStep Moderate Fund
Class A Shares	629,458.34
Class C Shares	612,422.80
Advisor Class Shares	10,076.47
Total	1,251,957.61
Franklin Payout 2017 Fund
Advisor Class Shares	176,397.89
Class R6 Shares	176,397.89
Total	352,795.77
Franklin Payout 2018 Fund
Advisor Class Shares	176,700.70
Class R6 Shares	176,700.70
Total	353,401.41
Franklin Payout 2019 Fund
Advisor Class Shares	202,464.79
Class R6 Shares	202,464.79
Total	404,929.58
Franklin Payout 2020 Fund
Advisor Class Shares	202,762.87
Class R6 Shares	202,762.87
Total	405,525.73
Franklin Payout 2021 Fund
Advisor Class Shares	203,001.01
Class R6 Shares	203,001.01
Total	406,002.02

Fund	Number of Outstanding Shares
Franklin Global Trust
Franklin Emerging Market Debt Opportunities Fund
Class A Shares	44,567,963.22
Total	44,567,963.22
Franklin Global Listed Infrastructure Fund
Class A Shares	2,660,323.63
Class C Shares	579,561.57
Advisor Class Shares	295,771.66
Class R Shares	10,400.56
Class R6 Shares	1,000.00
Total	3,547,057.41
Franklin Global Real Estate Fund
Class A Shares	9,155,986.06
Class C Shares	1,808,965.64
Advisor Class Shares	5,594,219.71
Class R6 Shares	1,986.54
Total	16,561,157.95
Franklin International Growth Fund
Class A Shares	14,224,903.92
Class C Shares	644,233.52
Advisor Class Shares	10,504,808.23
Class R Shares	27,971.91
Class R6 Shares	4,066,090.48
Total	29,468,008.06
Franklin International Small Cap Growth Fund
Class A Shares	7,868,680.91
Class C Shares	1,115,159.64
Advisor Class Shares	36,255,246.56
Class R Shares	177,789.43
Class R6 Shares	24,513,815.86
Total	69,930,692.39
Franklin Gold and Precious Metals Fund
Class A Shares	47,297,643.40
Class C Shares	9,506,702.31
Advisor Class Shares	9,399,547.38
Class R6 Shares	230,032.38
Total	66,433,925.46
Franklin High Income Trust
Franklin High Income Fund
Class A Shares	1,463,356,158.01
Class C Shares	292,525,821.42
Advisor Class Shares	255,767,551.09
Class R Shares	96,981,335.25
Class R6 Shares	17,480,418.33
Total	2,126,111,284.10

Fund	Number of Outstanding Shares
Franklin Investors Securities Trust
Franklin Adjustable U.S. Government Securities Fund
Class A Shares	69,210,245.17
Class A1 Shares	16,184,871.82
Class C Shares	26,238,527.98
Advisor Class Shares	25,131,178.45
Class R6 Shares	283,419.10
Total	137,048,242.53
Franklin Balanced Fund
Class A Shares	219,090,927.53
Class C Shares	54,641,074.67
Advisor Class Shares	17,332,866.30
Class R Shares	426,853.19
Class R6 Shares	118,698.46
Total	291,610,420.16
Franklin Convertible Securities Fund
Class A Shares	38,919,630.25
Class C Shares	15,304,699.31
Advisor Class Shares	69,263,971.46
Class R6 Shares	640,921.76
Total	124,129,222.77
Franklin Equity Income Fund
Class A Shares	73,315,431.06
Class C Shares	11,409,585.44
Advisor Class Shares	5,070,979.91
Class R Shares	303,816.92
Class R6 Shares	492,022.70
Total	90,591,836.04
Franklin Floating Rate Daily Access Fund
Class A Shares	162,868,099.61
Class C Shares	66,386,786.04
Advisor Class Shares	198,317,640.62
Class R6 Shares	12,395,556.27
Total	439,968,082.54
Franklin Low Duration Total Return Fund
Class A Shares	147,992,464.92
Class C Shares	19,425,659.71
Advisor Class Shares	39,764,771.30
Class R6 Shares	59,385,492.61
Total	266,568,388.55
Franklin Real Return Fund
Class A Shares	15,640,637.63
Class C Shares	3,774,366.38
Advisor Class Shares	3,975,230.98
Class R6 Shares	585,745.12
Total	23,975,980.12

Fund	Number of Outstanding Shares
Franklin Total Return Fund
Class A Shares	328,878,596.18
Class C Shares	39,609,386.81
Advisor Class Shares	87,002,235.55
Class R Shares	4,942,281.85
Class R6 Shares	10,967,578.27
Total	471,400,078.66
Franklin Municipal Securities Trust
Franklin California High Yield Municipal Fund
Class A Shares	126,596,840.26
Class C Shares	32,735,675.66
Advisor Class Shares	66,193,607.10
Total	225,526,123.02
Franklin Tennessee Municipal Bond Fund
Class A Shares	24,088,258.01
Advisor Class Shares	2,130,041.47
Total	26,218,299.48
Franklin New York Tax-Free Income Fund
Class A Shares	347,528,352.55
Class C Shares	54,984,773.29
Advisor Class Shares	27,917,232.30
Total	430,430,358.15
Franklin New York Tax-Free Trust
Franklin New York Intermediate-Term Tax-Free Income Fund
Class A Shares	43,977,044.87
Class C Shares	14,110,845.56
Advisor Class Shares	36,553,556.15
Total	94,641,446.57
Franklin Real Estate Securities Trust
Franklin Real Estate Securities Fund
Class A Shares	14,643,213.41
Class C Shares	3,265,251.08
Advisor Class Shares	2,138,937.00
Class R6 Shares	110,061.00
Total	20,157,462.49
Franklin Strategic Mortgage Portfolio
Class A Shares	2,422,896.45
Class A1 Shares	4,628,386.97
Class C Shares	729,577.97
Advisor Class Shares	919,388.39
Total	8,700,249.78
Franklin Strategic Series
Franklin Biotechnology Discovery Fund
Class A Shares	7,922,197.91
Class C Shares	381,793.10
Advisor Class Shares	1,084,724.08
Class R6 Shares	55,822.77
Total	9,444,537.86

Fund	Number of Outstanding Shares
Franklin Flexible Alpha Bond Fund
Class A Shares	1,064,081.77
Class C Shares	23,125.75
Advisor Class Shares	23,972.86
Class R Shares	6,105.69
Class R6 Shares	1,000.00
Total	1,118,286.06
Franklin Focused Core Equity Fund
Class A Shares	4,991,175.79
Class C Shares	1,380,104.05
Advisor Class Shares	857,153.66
Class R Shares	11,169.27
Class R6 Shares	168,118.17
Total	7,407,720.94
Franklin Growth Opportunities Fund
Class A Shares	64,661,077.21
Class C Shares	12,643,460.88
Advisor Class Shares	14,514,461.79
Class R Shares	1,441,233.52
Class R6 Shares	7,721,904.68
Total	100,982,138.08
Franklin Natural Resources Fund
Class A Shares	15,504,308.38
Class C Shares	3,897,545.76
Advisor Class Shares	3,454,304.61
Class R6 Shares	8,185.20
Total	22,864,343.95
Franklin Small Cap Growth Fund
Class A Shares	36,264,254.30
Class C Shares	8,190,574.73
Advisor Class Shares	38,305,072.43
Class R Shares	4,189,850.02
Class R6 Shares	40,084,031.59
Total	127,033,783.07
Franklin Small-Mid Cap Growth Fund
Class A Shares	67,177,152.02
Class C Shares	13,725,925.10
Advisor Class Shares	15,852,304.84
Class R Shares	2,541,953.46
Class R6 Shares	5,941,440.60
Total	105,238,776.01
Franklin Strategic Income Fund
Class A Shares	386,171,813.92
Class C Shares	137,283,878.18
Advisor Class Shares	108,629,825.97
Class R Shares	14,609,783.40
Class R6 Shares	37,051,064.40
Total	683,746,365.88

Fund	Number of Outstanding Shares
Franklin Tax-Free Trust
Franklin Alabama Tax-Free Income Fund
Class A Shares	20,312,174.08
Class C Shares	4,600,328.14
Advisor Class Shares	522,108.46
Total	25,434,610.68
Franklin Arizona Tax-Free Income Fund
Class A Shares	71,249,332.91
Class C Shares	10,502,667.09
Advisor Class Shares	8,740,271.21
Total	90,492,271.22
Franklin Colorado Tax-Free Income Fund
Class A Shares	47,755,590.75
Class C Shares	9,524,226.24
Advisor Class Shares	6,695,373.27
Total	63,975,190.26
Franklin Connecticut Tax-Free Income Fund
Class A Shares	20,977,137.67
Class C Shares	5,419,160.01
Advisor Class Shares	2,601,749.96
Total	28,998,047.64
Franklin Federal Intermediate-Term Tax-Free Income Fund
Class A Shares	157,031,418.99
Class C Shares	33,020,401.15
Advisor Class Shares	166,355,249.54
Total	356,407,069.68
Franklin Federal Limited-Term Tax-Free Income Fund
Class A Shares	75,456,207.78
Advisor Class Shares	28,086,158.95
Total	103,542,366.73
Franklin Florida Tax-Free Income Fund
Class A Shares	58,270,592.80
Class C Shares	7,690,975.70
Advisor Class Shares	1,122,446.15
Total	67,084,014.65
Franklin Georgia Tax-Free Income Fund
Class A Shares	34,891,712.84
Class C Shares	10,255,893.22
Advisor Class Shares	2,307,565.76
Total	47,455,171.83
Franklin High Yield Tax-Free Income Fund
Class A Shares	491,430,658.25
Class C Shares	94,206,665.58
Advisor Class Shares	134,365,373.87
Total	720,002,697.69
Franklin Kentucky Tax-Free Income Fund
Class A Shares	15,153,808.72
Advisor Class Shares	620,805.57
Total	15,774,614.29

Fund	Number of Outstanding Shares
Franklin Louisiana Tax-Free Income Fund
Class A Shares	30,659,914.08
Class C Shares	5,872,444.82
Advisor Class Shares	1,085,609.15
Total	37,617,968.05
Franklin Maryland Tax-Free Income Fund
Class A Shares	31,698,802.33
Class C Shares	9,546,699.76
Advisor Class Shares	3,966,630.42
Total	45,212,132.52
Franklin Massachusetts Tax-Free Income Fund
Class A Shares	31,995,292.88
Class C Shares	4,951,420.42
Advisor Class Shares	3,235,081.09
Total	40,181,794.39
Franklin Michigan Tax-Free Income Fund
Class A Shares	73,932,352.54
Class C Shares	11,773,665.50
Advisor Class Shares	5,764,351.97
Total	91,470,370.01
Franklin Minnesota Tax-Free Income Fund
Class A Shares	56,125,292.80
Class C Shares	17,468,026.95
Advisor Class Shares	14,756,611.77
Total	88,349,931.52
Franklin Missouri Tax-Free Income Fund
Class A Shares	74,395,752.60
Class C Shares	14,112,140.16
Advisor Class Shares	7,770,813.98
Total	96,278,706.74
Franklin New Jersey Tax-Free Income Fund
Class A Shares	64,864,872.34
Class C Shares	17,813,256.27
Advisor Class Shares	9,732,770.28
Total	92,410,898.89
Franklin North Carolina Tax-Free Income Fund
Class A Shares	64,762,243.80
Class C Shares	15,771,221.00
Advisor Class Shares	9,795,844.37
Total	90,329,309.17
Franklin Ohio Tax-Free Income Fund
Class A Shares	88,824,489.42
Class C Shares	25,259,285.68
Advisor Class Shares	12,100,256.28
Total	126,184,031.37
Franklin Oregon Tax-Free Income Fund
Class A Shares	83,200,984.22
Class C Shares	16,398,599.96
Advisor Class Shares	8,958,093.97
Total	108,557,678.14

Fund	Number of Outstanding Shares
Franklin Pennsylvania Tax-Free Income Fund
Class A Shares	93,024,938.41
Class C Shares	26,962,348.03
Advisor Class Shares	8,747,568.95
Total	128,734,855.39
Franklin Virginia Tax-Free Income Fund
Class A Shares	44,621,131.85
Class C Shares	9,074,698.48
Advisor Class Shares	8,109,996.51
Total	61,805,826.83
Franklin Templeton Global Trust
Templeton Global Currency Fund
Class A Shares	5,035,046.50
Advisor Class Shares	1,665,249.61
Total	6,700,296.11
Franklin Templeton International Trust
Franklin India Growth Fund
Class A Shares	5,209,904.99
Class C Shares	1,493,629.03
Class R6 Shares	863,464.35
Advisor Class Shares	3,062,909.59
Total	10,629,907.95
Franklin Templeton Money Fund Trust
Franklin Templeton U.S. Government Money Fund
Class A Shares	4,801,941.81
Class C Shares	240,822,096.19
Class R Shares	7,760,117.26
Total	253,384,155.26
Franklin U.S. Government Money Fund
Class A Shares	2,392,175,202.54
Class R6 Shares	69,999,891.43
Total	2,462,175,093.97
Institutional Fiduciary Trust
Money Market Portfolio	18,690,282,007.30
Total	18,690,282,007.30
The Money Market Portfolios
The U.S. Government Money Market Portfolio	21,419,816,008.33
Total	21,419,816,008.33
Templeton China World Fund
Class A Shares	8,289,555.63
Class C Shares	1,935,559.19
Advisor Class Shares	3,539,307.91
Class R6 Shares	50,722.95
Total	13,815,145.68

Fund	Number of Outstanding Shares
Templeton Funds
Templeton Foreign Fund
Class A Shares	472,865,242.01
Class C Shares	47,611,338.67
Advisor Class Shares	191,586,546.07
Class R Shares	19,997,095.08
Class R6 Shares	194,899,659.44
Total	926,959,881.27
Templeton World Fund
Class A Shares	257,328,686.14
Class C Shares	8,932,057.18
Advisor Class Shares	8,947,433.78
Class R6 Shares	3,247,581.70
Total	278,455,758.79
Templeton Global Investment Trust
Templeton Dynamic Equity Fund	1,000,000.00
Total	1,000,000.00
Templeton Emerging Markets Balanced Fund
Class A Shares	2,366,212.49
Class C Shares	393,390.10
Advisor Class Shares	446,564.04
Class R Shares	20,254.36
Total	3,226,421.00
Templeton Emerging Markets Small Cap Fund
Class A Shares	20,249,663.01
Class C Shares	5,124,952.65
Advisor Class Shares	35,890,581.23
Class R Shares	41,430.84
Total	61,306,627.73
Templeton Foreign Smaller Companies Fund
Class A Shares	3,435,481.94
Class C Shares	480,012.75
Advisor Class Shares	1,449,057.92
Class R6 Shares	312.86
Total	5,364,865.46
Templeton Global Balanced Fund
Class A Shares	244,011,539.61
Class A1 Shares	99,480,570.37
Class C Shares	105,350,796.62
Class C1 Shares	61,720,180.64
Advisor Class Shares	75,270,383.75
Class R Shares	1,632,082.89
Class R6 Shares	428,468.61
Total	587,894,022.49
Templeton Global Opportunities Trust
Class A Shares	18,649,488.29
Class C Shares	1,405,131.80
Advisor Class Shares	746,555.04
Total	20,801,175.12

Fund	Number of Outstanding Shares
Templeton Global Smaller Companies Fund
Class A Shares	107,583,456.06
Class C Shares	3,380,216.08
Advisor Class Shares	9,820,461.57
Class R6 Shares	2,243,019.52
Total	123,027,153.24
Templeton Income Trust
Templeton Emerging Markets Bond Fund
Class A Shares	1,561,104.77
Class C Shares	106,974.38
Advisor Class Shares	172,118.81
Class R Shares	1,298.16
Class R6 Shares	492.61
Total	1,841,988.73
Templeton Global Bond Fund
Class A Shares	932,970,785.72
Class C Shares	305,485,226.50
Advisor Class Shares	1,717,804,804.08
Class R Shares	23,723,473.71
Class R6 Shares	255,059,203.55
Total	3,235,043,493.55
Templeton Global Total Return Fund
Class A Shares	90,336,756.02
Class C Shares	36,543,875.55
Advisor Class Shares	248,194,499.70
Class R Shares	836,193.89
Class R6 Shares	79,262,548.35
Total	455,173,873.52
Templeton International Bond Fund
Class A Shares	7,935,568.32
Class C Shares	963,898.39
Advisor Class Shares	22,210,346.85
Class R Shares	28,542.61
Total	31,138,356.16
Templeton Institutional Funds
International Equity Series
Primary Shares	234,787,592.06
Service Shares	604,181.55
Total	235,391,773.60
Foreign Smaller Companies Series	44,307,487.64
Total	44,307,487.64
Global Equity Series	30,450,045.34
Total	30,450,045.34

EXHIBIT K

PRINCIPAL HOLDER OF SHARES AS OF MAY 31, 2017

As of May 31, 2017, the following shareholders owned of record and beneficially 5% or more of the outstanding shares of the Funds. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder is identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	178,387,377.91	10.58
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	130,707,634.91	7.75
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	106,215,055.81	6.30
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	174,294,922.94	10.34
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	90,565,745.39	5.37
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97965 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	121,430,750.53	7.20
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	32,200,107.94	14.74
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	23,481,759.37	10.75
WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	31,236,390.75	14.30
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	21,270,786.10	9.74
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GML 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	18,463,606.16	8.45
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	23,032,189.41	11.12
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	22,401,598.56	10.82
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	10,560,122.09	5.10
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	11,387,884.56	5.50
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	22,666,553.78	10.94
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	14,290,278.42	6.90
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	15,708,468.19	7.58
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	29,293,003.27	14.14
FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	7,164,741.38	9.50
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	10,420,652.89	13.82
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,678,586.98	7.53
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,880,645.64	6.47
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	10,870,777.55	14.42
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5,769,763.23	7.65
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97AJ9 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	9,665,055.33	12.82
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	2,867,815.46	13.63
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,567,540.93	7.45

Name and Address of Account	Share Amount	Percentage of Class (%)
WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	4,142,118.64	19.69
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	1,711,969.02	8.14
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,223,258.82	5.81
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GI0 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6486	4,028,681.24	19.15
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	6,656,841.68	12.68
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,221,598.67	8.04
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,344,563.47	8.28
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	8,663,924.11	16.51
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	3,726,881.69	7.10
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	3,919,763.19	7.47
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6486	9,234,659.90	17.59
FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND
CLASS A1 SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	236,656.01	5.04
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	343,916.32	7.32
ADVISOR CLASS SHARES
Rupert H. Johnson Jr. Trust Rupert H. Johnson Jr. Trustee One Franklin Parkway San Mateo, CA 94403-1906	1,004,261.97	90.56
Stephen L. Doerr and Jennifer C. Doerr One Franklin Parkway San Mateo, CA 94403-1906	60,470.82	5.45
FRANKLIN CUSTODIAN FUNDS
FRANKLIN DYNATECH FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	10,857,765.69	27.69
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,670,958.04	6.81
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,531,334.98	6.46
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	361,223.12	5.28
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	550,627.97	8.05
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	810,833.29	11.86
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	565,130.91	8.26
WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	420,109.61	6.14
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	3,832,687.64	46.81
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	562,293.93	6.87
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	512,960.92	6.26
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	530,652.14	6.48
CLASS R SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	367,520.85	51.38
CLASS R6 SHARES
Franklin Conservative Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	1,419,658.11	18.93
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	3,066,862.50	40.89
Franklin Growth Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	2,427,429.13	32.36

Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN FOCUSED GROWTH FUND
ADVISOR CLASS SHARES
Franklin Resources, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	250,000.00	100.00
FRANKLIN GROWTH FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	28,654,113.11	31.50
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,708,275.92	6.28
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97956 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	6,363,885.66	7.00
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	842,134.90	7.42
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,163,800.81	10.26
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	700,649.62	6.18
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,178,163.27	10.38
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	582,222.55	5.13
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GH0 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	597,706.17	5.27
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	2,796,806.80	9.38
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,551,366.88	5.20
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	2,161,460.17	7.25
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	1,547,537.98	5.19
CLASS R SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,999,490.12	34.27
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	694,292.51	11.90
Voya Retirement Insurance and Annuity Company* 1 Orange Way B3N Windsor, CT 06095-4773	354,287.94	6.07
Voya Retirement Insurance and Annuity Company* 1 Orange Way B3N Windsor, CT 06095-4773	526,122.63	9.02
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	527,490.44	9.04
CLASS R6 SHARES
Franklin Corefolio Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 500 East Broward Boulevard Fort Lauderdale, FL 33394-3000	2,186,303.85	12.44
Franklin Conservative Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting Department 3344 Quality Drive Rancho Cordova, CA 95670-7313	1,488,949.66	8.47
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	3,516,254.99	20.01
Franklin Growth Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	2,615,438.54	14.88
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,112,910.23	6.33
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,215,720.61	6.92
FRANKLIN INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	2,786,467,271.25	14.11
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,150,199,594.83	10.89
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,783,732,301.35	9.03
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,158,348,896.16	10.93

Name and Address of Account	Share Amount	Percentage of Class (%)
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,117,599,839.89	11.40
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	984,738,669.73	10.04
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	696,376,561.15	7.10
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,660,195,990.52	16.93
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	685,494,536.93	6.99
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GM2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	676,009,936.24	6.89
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	576,154,946.58	12.42
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	396,246,385.69	8.54
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	308,059,168.58	6.64
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	287,820,617.81	6.20
Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	251,266,079.54	5.42
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	654,875,468.19	14.12
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	323,387,102.24	6.97
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	346,682,679.79	7.47
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	308,033,859.11	6.64
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97N17 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	480,000,571.55	10.35
CLASS R SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive 2nd Floor Jacksonville, FL 32246-6484	8,984,922.11	5.47
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	35,156,443.47	21.41
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	8,646,509.29	5.26
CLASS R6 SHARES
Franklin Founding Funds Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 500 East Broward Boulevard, Suite 2100 Fort Lauderdale, FL 33394-3029	692,138,248.31	90.18
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	39,143,137.21	5.10
FRANKLIN U.S. GOVERNMENT SECURITIES FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	110,692,579.48	18.26
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	40,185,362.13	6.63
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	33,573,383.23	5.54
WFCS LLC* 2801 Market Street Saint Louis. MO 63103-2523	33,922,886.29	5.59
Merrill Lynch Pierce Fenner & Smith* 4800 East Deer Lake Drive, 2nd Floor Jacksonville, FL 32246-6486	53,380,113.40	8.80
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	13,030,706.20	9.37
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	16,988,243.32	12.21
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11,043,450.05	7.94
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	14,918,001.98	10.73
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	11,860,826.11	8.53
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	7,262,295.43	5.22
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 97GM4 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	10,715,755.63	7.70

Name and Address of Account	Share Amount	Percentage of Class (%)
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	18,516,605.55	14.18
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008-3199	6,946,481.18	5.32
Age 13-16 Years FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	10,623,594.15	8.14
Age 17-20 Years FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	11,537,849.83	8.84
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	8,280,356.56	6.34
Stifel Nicolaus & Company, Inc.* 501 North Broadway Saint Louis, MO 63102-2131	8,674,225.01	6.64
CLASS R SHARES
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	827,926.85	12.34
Reliance Trust Company* FBO MassMutual Omnibus PLL/SMF P.O. Box 48529 Atlanta, GA 30362-1529	427,981.76	6.38
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	364,699.40	5.43
CLASS R6 SHARES
Franklin Conservative Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	24,127,982.38	33.53
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	22,448,916.14	31.19
Franklin Growth Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	4,716,336.79	6.55
Vanguard Fiduciary Trust Company* Attn: Investment Services Po Box 2600 VM L20 Valley Forge, PA 19482-2600	9,967,799.71	13.85
FRANKLIN UTILITIES FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	26,308,293.74	11.91
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	24,293,293.25	11.00
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	18,671,650.12	8.46
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	12,417,677.77	5.62
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	4,724,052.21	8.96
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	7,320,186.93	13.89
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,568,264.42	8.67
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	6,037,202.67	11.45
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	3,231,736.10	6.13
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	3,656,466.85	6.94
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 97GH3 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	3,691,153.66	7.00
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	3,712,324.99	7.85
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,953,265.36	10.48
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	5,227,097.48	11.06
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	3,282,181.80	6.94
Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	2,939,060.42	6.22
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	3,249,951.25	6.88
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	4,256,738.82	9.01
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97N18 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	3,267,475.28	6.91

Name and Address of Account	Share Amount	Percentage of Class (%)
CLASS R SHARES
Voya Retirement Insurance and Annuity Company* 1 Orange Way B3N Windsor, CT 06095-4773	528,548.46	10.16
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	435,672.84	8.37
Transamerica Life Insurance Company* 440 Mamaroneck Avenue Harrison, NY 10528	403,423.28	7.75
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	590,914.81	11.36
CLASS R6 SHARES
Franklin Conservative Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	1,505,314.47	11.85
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	3,625,509.81	28.54
Franklin Growth Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	2,762,433.83	21.75
National Financial Service LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,413,627.78	11.13
FRANKLIN FEDERAL TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	171,887,267.78	22.14
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	52,183,630.23	6.72
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	87,075,050.97	11.22
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	69,172,461.65	8.91
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	8,912,075.34	7.77
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	13,401,713.48	11.68
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	11,729,662.38	10.23
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	7,440,621.29	6.49
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	5,929,615.47	5.17
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	12,665,734.93	11.04
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	8,993,301.27	7.84
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GK0 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	7,202,509.32	6.28
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	27,223,713.77	19.82
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	8,967,477.37	6.53
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	11,775,988.94	8.57
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12,201,573.65	8.88
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	7,753,446.66	5.65
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	12,330,046.37	8.98
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	8,281,753.81	6.03
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	9,218,318.19	6.71
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	11,607,933.92	8.45
FRANKLIN FUND ALLOCATOR SERIES
FRANKLIN CONSERVATIVE ALLOCATION FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	13,488,688.66	24.30
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,763,147.31	8.58
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,766,833.54	8.59

Name and Address of Account	Share Amount	Percentage of Class (%)
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,791,885.20	5.03
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	5,863,313.54	10.56
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,908,618.43	6.04
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,067,336.49	9.71
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,912,123.75	6.05
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,836,249.09	8.97
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	4,197,603.60	13.28
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	1,643,615.72	5.20
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	227,200.44	10.34
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	118,186.57	5.38
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	133,055.94	6.05
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 105 Rosemont Road Westwood, MA 02090-2318	167,434.01	7.62
PIMS Prudential Retirement* P.O. Box 37 Cedar Rapids, IA 52406-0037	126,085.48	5.74
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	179,406.75	8.16
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	354,516.47	16.13
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	352,161.47	16.03
CLASS R SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	6,353,043.03	72.43
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	597,804.45	6.82
Mid Atlantic Trust Company* 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	548,788.67	6.26
CLASS R6 SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	25,588.14	15.69
Mid Atlantic Trust Company* 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	131,138.84	80.39
FRANKLIN COREFOLIO ALLOCATION FUND
CLASS A SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,257,497.90	7.74
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,589,298.66	5.45
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,617,060.98	5.55
CLASS C SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	605,891.53	6.69
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	734,056.35	8.11
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	457,058.70	5.05
ADVISOR CLASS SHARES
Christopher J. Molumphy One Franklin Parkway San Mateo, CA 94403-1906	129,337.11	8.98
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	272,307.32	18.91
CLASS R SHARES
FTIOS* 1477 East 700th Avenue Altamont, IL 62411-2379	7,574.87	9.14
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	6,091.99	7.35
FTIOS* 13750 Eaton Road Pine Grove, CA 95665-9764	25,197.55	30.39
PAI Trust Company Inc.* 1300 Enterprise Drive De Pere, WI 54115-0000	4,688.32	5.65
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	5,738.58	6.92

Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN FOUNDING FUNDS ALLOCATION FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	23,929,989.54	10.13
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	24,476,111.26	10.36
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	20,584,406.34	8.71
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	21,803,090.55	9.23
J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	13,397,721.60	5.67
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	6,924,148.02	7.30
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	8,618,516.25	9.09
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6,507,517.50	6.86
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	12,013,017.40	12.66
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	6,074,347.32	6.40
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	788,263.44	7.23
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,085,633.78	9.96
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	661,258.55	6.07
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	688,835.67	6.32
Ascensus Trust Company* P.O. Box 10758 Fargo, ND 58106	642,656.29	5.90
John Hancock Life Insurance Company USA RPS – Trading Operations ST-4 601 Congress Street Boston, MA 02210-2805	2,665,741.16	24.47
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	784,140.74	7.20
CLASS R SHARES
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	39,109.78	5.87
MG Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	74,250.07	11.15
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	40,128.76	6.03
FRANKLIN GROWTH ALLOCATION FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	10,157,737.66	22.98
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,508,912.98	7.94
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,550,221.76	8.03
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,968,738.38	6.72
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,072,011.40	6.41
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,148,054.97	6.87
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	919,122.00	5.50
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,291,827.25	7.73
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	229,699.95	10.25
Christopher J. Molumphy One Franklin Parkway San Mateo, CA 94403-1906	242,806.25	10.84
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 105 Rosemont Road Westwood, MA 02090-2318	158,499.82	7.08
Great-West Trust Company LLC* 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	126,394.03	5.64
PIMS Prudential Retirement* P.O. Box 37 Cedar Rapids, IA 52406-0037	294,304.28	13.14
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	118,155.31	5.27

Name and Address of Account	Share Amount	Percentage of Class (%)
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	237,948.20	10.62
CLASS R SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	3,359,258.76	58.86
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	605,148.98	10.60
CLASS R6 SHARES
Great-West Trust Company LLC* 8525 East Orchard Road c/o Mutual Fund Trading Greenwood, Village, CO 80111	24,971.03	16.69
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	105,829.23	70.72
FRANKLIN MODERATE ALLOCATION FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	23,450,748.02	26.51
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	7,463,377.16	8.44
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	7,500,518.32	8.48
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	6,311,388.16	7.14
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	2,384,431.60	6.33
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,287,971.80	8.72
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,542,344.01	6.75
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,732,119.74	7.25
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	2,323,318.66	6.16
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	2,264,860.34	6.01
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	395,270.82	13.01
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	213,427.13	7.02
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	290,717.32	9.57
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 105 Rosemont Road Westwood, MA 02090-2318	294,802.03	9.70
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	180,765.04	5.95
RBC Capital Markets LLC* Attn: Mutual Fund Operations Manager 510 Marquette Avenue South Minneapolis, MN 55402-1110	170,871.54	5.62
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	290,313.13	9.56
CLASS R SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	5,772,682.60	60.94
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	1,014,572.39	10.71
CLASS R6 SHARES
Mid Atlantic Trust Company* 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	256,425.31	94.26
FRANKLIN LIFESMARTTM RETIREMENT INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	457,672.18	14.45
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	324,783.19	10.26
CLASS C SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	81,582.46	5.40
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	84,437.60	5.59
ADVISOR CLASS SHARES
FTIOS* 308 West Thirty-First Street P.O. Box 30683 Sea Island, GA 31561-0683	11,680.89	6.84
FTIOS* 3675 Fair Oaks Avenue Menlo Park, CA 94025-1824	56,967.89	33.37

Name and Address of Account	Share Amount	Percentage of Class (%)
National Financial Services LLC* Attn: Mutual Funds Department 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	9,080.85	5.32
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	51,129.71	29.95
CLASS R SHARES
Ascensus Trust Company* P.O. Box 10758 Fargo, ND 58106-0758	59,708.69	14.65
Matrix Trust Company* 35 Iron Point Circle, Suite 300 Folsom, CA 95630	27,556.24	6.76
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	23,111.71	5.67
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	82,897.89	20.34
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	91,968.29	22.56
CLASS R6 SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	166,575.53	45.67
Massachusetts Mutual Insurance Company* 1295 State Street Springfield, MA 01111	19,661.11	5.39
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	178,307.63	48.88
FRANKLIN LIFESMARTTM 2020 RETIREMENT TARGET FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	177,606.00	9.92
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	232,471.37	12.98
FIIOC* 100 Magellan Way Covington, KY 41015-1987	205,978.60	11.50
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	123,139.25	6.87
CLASS C SHARES
FTIOS* 33282 Acapulco Drive Dana Point, CA 92629-1004	25,911.94	5.57
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	51,715.91	11.12
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	29,840.52	6.42
ADVISOR CLASS SHARES
FTIOS* 660 4th Avenue San Bruno, CA 94066-4514	1,799.32	5.52
FTIOS* 6116 Brazil Avenue Orangevale, CA 95662-4702	12,249.04	37.56
Phillip and Marilyn Niehaus Living Trust Phillip E. Niehaus and Marilyn V. Niehaus Trustee 411 West 20th Avenue San Mateo, CA 94403-1304	3,780.42	11.59
FTIOS* 5428 Eaglebrook Terrace Dublin, CA 94568-1164	5,156.59	15.81
FTIOS* 2212 Woodcliff Way Rancho Cordova, CA 95670-2241	2,044.21	6.27
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	6,447.42	19.77
CLASS R SHARES
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	217,452.15	86.14
FTIOS* 803 Lisa Drive Waterloo, IA 50701-5211	15,355.66	6.08
CLASS R6 SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	728,943.00	98.73
FRANKLIN LIFESMARTTM 2025 RETIREMENT TARGET FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	598,259.88	9.80
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	393,457.88	6.45
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	313,075.84	5.13
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	123,483.62	5.62
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	146,263.59	6.65
ADVISOR CLASS SHARES
FTIOS* 2411 West Aloe Vera Drive Phoenix, AZ 85085-7017	12,620.09	9.97
FTIOS* 3441 Data Drive, Apartment 357 Rancho Cordova, CA 95670-7995	6,399.88	5.06
FTIOS* 2045 Ophir Hill Court Gold River, CA 95670-7725	6,676.15	5.27

Name and Address of Account	Share Amount	Percentage of Class (%)
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	9,825.40	7.76
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	6,840.44	5.40
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	33,762.66	26.68
CLASS R SHARES
Matrix Trust Company* 35 Iron Point Circle, Suite 300 Folsom, CA 95630	32,304.50	5.12
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	68,075.66	10.79
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	93,706.49	14.85
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	119,328.17	18.91
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	49,127.22	7.78
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	94,769.03	15.02
CLASS R6 SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	287,142.79	23.09
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	935,311.46	75.21
FRANKLIN LIFESMARTTM 2030 RETIREMENT TARGET FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	99,250.95	6.48
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	120,025.61	7.84
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	98,068.67	6.40
Taynik & Company c/o State Street Bank 200 Clarendon Street Boston, MA 02116-5052	108,449.57	7.08
FIIOC* 100 Magellan Way Covington, KY 41015-1987	171,146.70	11.18
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	87,920.24	5.74
CLASS C SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	31,439.92	5.94
ADVISOR CLASS SHARES
FTIOS* 11276 Stanford Court Lane, Unit 506 Gold River, CA 95670-6345	5,881.84	12.79
FTIOS* 961 Terra Vista Street Brandon, FL 33511-6647	10,141.28	22.06
FTIOS* 1236 Tilia Street San Mateo, CA 94402-2904	5,019.75	10.92
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,392.36	7.38
RBC Capital Markets LLC* Attn: Mutual Fund Operations Manager 510 Marquette Avenue Minneapolis, MN 55402-1110	17,291.33	37.61
CLASS R SHARES
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	89,951.87	82.77
Mid Atlantic Trust Company* 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	9,645.36	8.87
CLASS R6 SHARES
Merrill Lynch Pierce Fenner & Smith*‡ Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,342,350.71	98.91
FRANKLIN LIFESMARTTM 2035 RETIREMENT TARGET FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	317,880.10	7.11
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	322,638.71	7.22
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	278,732.19	6.24
CLASS C SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	87,716.99	5.58
ADVISOR CLASS SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,044.05	5.02
FTIOS* 5263 Mountain Top Road East New Hope, PA 18938-5442	19,965.33	19.87

Name and Address of Account	Share Amount	Percentage of Class (%)
FTIOS* 350 Westlake Drive West Sacramento, CA 95605-2560	15,832.80	15.75
FTIOS* 2118 Babson Drive Elk Grove, CA 95758-7623	11,206.96	11.15
CLASS R SHARES
Matrix Trust Company* 35 Iron Point Circle, Suite 300 Folsom, CA 95630	41,898.60	8.71
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	31,033.75	6.45
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	58,814.25	12.22
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	139,890.88	29.07
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	24,715.38	5.14
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	63,116.09	13.12
CLASS R6 SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	199,937.58	10.90
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,578,498.50	86.03
FRANKLIN LIFESMARTTM 2040 RETIREMENT TARGET FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	68,344.81	6.00
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	64,368.38	5.65
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	141,756.46	12.45
Taynik & Company c/o State Street Bank 200 Clarendon Street Boston, MA 02116-5052	120,063.22	10.54
FIIOC* 100 Magellan Way Covington, KY 41015-1987	64,582.90	5.67
CLASS C SHARES
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	42,374.35	15.83
ADVISOR CLASS SHARES
FTIOS* 1636 Chateau Drive Clearwater, FL 33756-1808	767.75	6.25
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	7,759.40	63.22
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	788.14	6.42
FTIOS* 8124 Laurel Tree Drive Orlando, FL 32819-6922	1,392.20	11.34
CLASS R SHARES
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	111,774.01	72.21
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	32,217.27	20.81
CLASS R6 SHARES
Merrill Lynch Pierce Fenner & Smith*‡ Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,245,848.41	97.75
FRANKLIN LIFESMARTTM 2045 RETIREMENT TARGET FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	285,807.31	8.42
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	180,579.12	5.32
CLASS C SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	88,674.87	8.95
ADVISOR CLASS SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	7,216.51	13.47
FTIOS* 3061 Ashridge Way Granite Bay, CA 95746-7215	5,119.08	9.56
FTIOS* 734 9th Avenue North Saint Petersburg, FL 33701-1517	3,118.10	5.82
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	8,985.17	16.77
CLASS R SHARES
FTIOS* 231 Lakewood Parkway Burlington, VT 05408-2726	29,335.77	7.03
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	106,948.84	25.62

Name and Address of Account	Share Amount	Percentage of Class (%)
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	119,617.83	28.66
PAI Trust Company Inc. 1300 Enterprise Drive De Pere, WI 54115-0000	21,800.00	5.22
Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	45,869.16	10.99
CLASS R6 SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	127,392.82	13.51
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	805,929.11	85.45
FRANKLIN LIFESMARTTM 2050 RETIREMENT TARGET FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	82,276.34	8.70
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	64,357.80	6.80
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	50,565.36	5.35
State Street Bank and Trust as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	122,243.23	12.92
CLASS R SHARES
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	105,779.88	82.95
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	7,937.95	6.22
CLASS R6 SHARES
Merrill Lynch Pierce Fenner & Smith*‡ Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	835,698.52	98.44
FRANKLIN LIFESMARTTM 2055 RETIREMENT TARGET FUND
CLASS A SHARES
Franklin Advisers, Inc. Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	70,947.03	20.44
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	29,528.98	8.51
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	36,137.72	10.41
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	39,377.27	11.35
ADVISOR CLASS SHARES
Franklin Advisers, Inc. Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	1,000.00	33.72
FTIOS* 4131 58th Way North Saint Petersburg, FL 33709-5261	188.69	6.36
FTIOS* 10596 Mountain View Avenue, Apartment L Redlands, CA 92373-8445	259.54	8.75
FTIOS* 1168 Noble Road Concordia, KS 66901-7144	423.96	14.30
FTIOS* 1168 Noble Road Concordia, KS 66901-7144	666.13	22.46
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	206.78	6.97
CLASS R SHARES
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	27,408.27	79.72
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	2,491.62	7.25
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	2,651.62	7.71
CLASS R6 SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	21,153.22	9.92
Merrill Lynch Pierce Fenner & Smith*‡ Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	188,793.66	88.56
FRANKLIN NEXTSTEP CONSERVATIVE FUND
CLASS A SHARES
Pershing LLC*‡ 1 Pershing Plaza Jersey City, NJ 07399-0001	77,404.21	82.79
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14,607.13	15.62
CLASS C SHARES
Pershing LLC*‡ 1 Pershing Plaza Jersey City, NJ 07399-0001	228,622.12	100.00
ADVISOR CLASS SHARES
Franklin Resources, Inc. Franklin Templeton Investments Corp Accounting One Franklin Parkway San Mateo, CA 94403-1906	479.39	100.00

Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN NEXTSTEP GROWTH FUND
CLASS A SHARES
Pershing LLC*‡ 1 Pershing Plaza Jersey City, NJ 07399-0001	338,622.44	97.67
CLASS C SHARES
Pershing LLC*‡ 1 Pershing Plaza Jersey City, NJ 07399-0001	228,564.12	99.91
ADVISOR CLASS SHARES
Franklin Resources, Inc. Franklin Templeton Investments Corp. Accounting One Franklin Parkway San Mateo, CA 94403-1906	465.12	100.00
FRANKLIN NEXTSTEP MODERATE FUND
CLASS A SHARES
Pershing LLC*‡ 1 Pershing Plaza Jersey City, NJ 07399-0001	618,674.99	98.29
CLASS C SHARES
Pershing LLC*‡ 1 Pershing Plaza Jersey City, NJ 07399-0001	608,711.53	99.39
ADVISOR CLASS SHARES
Pershing LLC*‡ 1 Pershing Plaza Jersey City, NJ 07399-0001	10,076.47	100.00
FRANKLIN PAYOUT 2017 FUND
ADVISOR CLASS SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	176,397.89	100.00
CLASS R6 SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	176,397.89	100.00
FRANKLIN PAYOUT 2018 FUND
ADVISOR CLASS SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	176,700.70	100.00
CLASS R6 SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	176,700.70	100.00
FRANKLIN PAYOUT 2019 FUND
ADVISOR CLASS SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	202,464.79	100.00
CLASS R6 SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	202,464.79	100.00
FRANKLIN PAYOUT 2020 FUND
ADVISOR CLASS SHARES
Franklin Advisers, Inc.‡ Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	202,762.87	100.00
CLASS R6 SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	202,762.87	100.00
FRANKLIN PAYOUT 2021 FUND
ADVISOR CLASS SHARES
Franklin Advisers, Inc.‡ Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	203,001.01	100.00
CLASS R6 SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	203,001.01	100.00
FRANKLIN GLOBAL TRUST
FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
CLASS A SHARES
Plymouth County Retirement Plan 10 Cordage Park, Suite 234 Circle Plymouth, MA 02360	3,024,761.48	6.79
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	8,066,609.36	18.10
RCAB Collective Investment Partnership Attn: Keith Marshall 66 Brooks Drive Braintree, MA 02184-3839	2,533,714.71	5.68
Mcwood Company P.O. Box 29522 Raleigh, NC 27626-0522	5,423,380.29	12.17
Anthem Health Plans Of Virginia Inc. 120 Monument Circle Indianapolis, IN 46204-4906	10,176,422.11	22.83
SEI Private Trust Company c/o Union Bank ID 797 One Freedom Valley Drive Oaks, PA 19456	3,963,122.73	8.89
FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	602,922.93	22.66
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	587,409.44	22.08

Name and Address of Account	Share Amount	Percentage of Class (%)
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	195,922.39	7.36
CLASS C SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	217,218.03	37.50
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	34,201.57	5.90
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	55,046.97	18.30
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	57,377.34	19.08
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	68,922.65	22.91
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	40,917.39	13.60
CLASS R SHARES
FTIOS* 157 Hart Avenue Doylestown, PA 18901-5723	3,781.45	36.36
Mid Atlantic Trust Company* 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	3,426.26	32.94
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	2,730.28	26.25
CLASS R6 SHARES
Franklin Advisers, Inc. Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	1,000.00	100.00
FRANKLIN GLOBAL REAL ESTATE FUND
CLASS A SHARES
Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	2,170,725.84	23.71
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,376,834.48	15.04
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	903,483.67	9.87
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	127,249.21	7.04
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	295,328.26	16.33
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	130,283.26	7.20
ADVISOR CLASS SHARES
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	3,219,935.56	57.59
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,389,620.86	24.85
CLASS R6 SHARES
PAI Trust Company Inc. DML Group LLC 401K P S Plan 1300 Enterprise Drive De Pere, WI 54115-0000	1,986.54	100.00
FRANKLIN INTERNATIONAL GROWTH FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,159,579.89	8.14
Merrill Lynch Pierce Fenner & Smith*‡ Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	10,273,518.03	72.16
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311	40,788.95	6.33
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	35,759.31	5.55
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	90,686.67	14.08
ADVISOR CLASS SHARES
Ellard & Company ‡ c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	8,987,581.94	85.52
CLASS R SHARES
FTIOS* 23 Wolcott Avenue Stonington, CT 06378-2755	2,703.78	9.67
FTIOS* 411 Twitchell Hill Road Shaftsbury, VT 05262-9257	1,702.61	6.09
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	8,145.45	29.12
Jeffrey E. Jones and Edward J. Clark and Jonathan Lozevski Trustees Carolina Radiology Consultants Defined Benefits Plan 1705 Tarboro Street Southwest Wilson, NC 27893-3428	5,443.73	19.46
FTIOS* 518 East Gambier Street Mount Vernon, OH 43050-3760	2,678.96	9.58

Name and Address of Account	Share Amount	Percentage of Class (%)
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	1,894.50	6.77
CLASS R6 SHARES
Pinnacol Assurance 7501 East Lowry Boulevard Denver, CO 80230-7006	2,450,941.31	60.28
Wells Fargo Bank MN N.A.* Attn: Mutual Fund Operations P.O. Box 1533 Minneapolis, MN 55480-1533	539,079.35	13.26
Lincoln Retirement Services Company* P.O. Box 7876 Fort Wayne, IN 46801-7876	590,170.31	14.51
Merrill Lynch Pierce Fenner & Smith*‡ Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	474,430.44	11.67
FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,719,866.28	21.81
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	850,615.82	10.79
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	660,577.39	8.38
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	486,835.39	6.17
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	450,732.91	5.72
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	71,533.38	6.42
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	130,960.89	11.75
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	83,551.37	7.50
Stifel Nicolaus & Company, Inc.* 501 North Broadway Saint Louis, MO 63102-2131	72,843.48	6.54
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	67,977.63	6.10
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	138,641.22	12.44
ADVISOR CLASS SHARES
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008-3199	3,300,397.58	9.10
Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	2,791,223.37	7.70
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	9,026,011.69	24.89
Mitra Company* 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	2,061,610.15	5.68
Age Based Growth Asset Allocation Age Newborn 8 Years 529 Portfolio 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	2,192,147.54	6.04
Age Based Growth Asset Allocation Age New 9-12 Years 529 Portfolio Attn: Fund Accounting 300 Southeast 2nd Sreet, Floor 8 Fort Lauderdale, FL 33301-1965	2,549,825.38	7.03
CLASS R SHARES
Voya Retirement Insurance and Annuity Company* 1 Orange Way B3N Windsor, CT 06095-4773	51,340.04	28.87
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	9,507.91	5.35
Equitable Life For Separate Account* 200 Plaza Drive Unit HM-2 Secaucus, NJ 07094-3607	19,771.18	11.12
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	27,823.09	15.65
Knox Chapman Utility District P.O. Box 1090 Paris, TN 38242	12,952.65	7.28
West Knox Utility District P.O. Box 1090 Paris, TN 38242	21,548.30	12.12
CLASS R6 SHARES
Franklin Conservative Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	2,761,664.08	11.27
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	6,660,937.10	27.17
Franklin Growth Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	5,506,461.08	22.46
Wells Fargo Bank N.A.* P.O. Box 1533 Minneapolis, MN 55480	1,274,354.44	5.20
The Pennsylvania State University 331 Building, Suite 316 University Park, PA 16802	3,492,980.63	14.25

Name and Address of Account	Share Amount	Percentage of Class (%)
Permanent Fund Investments LLC 356 Ouray Drive, P.O. Box 1410 Ignacio, CO 81137-1410	2,096,474.31	8.55
FRANKLIN GOLD AND PRECIOUS METALS FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	2,777,748.50	5.87
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,911,956.48	6.15
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,680,797.18	5.67
Taiwan Cooperative Bank Trust Account No 7 Yong Sui Street Taipei, Taiwan	2,705,110.83	5.72
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	508,881.43	5.36
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,503,982.10	15.83
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	701,888.95	7.39
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,285,456.30	13.53
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	478,327.74	5.04
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	886,814.26	9.43
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,043,393.22	21.73
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	993,658.54	10.57
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	471,543.12	5.01
Ellard & Company c/o Fiduciary Trust Company International Church Street Station P.O. Box 3199 New York, NY 10008-3199	583,172.32	6.20
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	642,966.33	6.84
CLASS R6 SHARES
Voya Retirement Insurance and Annuity Company* 1 Orange Way B3N Windsor, CT 06095-4773	43,676.19	18.99
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 105 Rosemont Road Westwood, MA 02090-2318	36,087.17	15.69
Ascensus Trust Company* P.O. Box 10758 Fargo, ND 58106	23,481.86	10.21
Great-West Trust Company LLC* 8515 E Orchard Road 2T2 Greenwood Village, CO 80111	56,735.45	24.66
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	13,175.72	5.73
FRANKLIN HIGH INCOME TRUST
FRANKLIN HIGH INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	240,498,558.31	16.44
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	138,291,480.67	9.45
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	96,152,028.95	6.57
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	99,749,062.22	6.82
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	21,655,108.58	7.41
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	41,799,263.56	14.30
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	21,700,026.45	7.43
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	18,391,221.65	6.29
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	30,344,318.31	10.38
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	24,040,299.36	9.40
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	63,666,341.80	24.89

Name and Address of Account	Share Amount	Percentage of Class (%)
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	20,529,363.33	8.02
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	13,937,466.32	5.45
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	13,681,865.19	5.35
TD Ameritrade Inc.* P.O. Box 2226 Omaha, NE 68103-2226	13,015,423.43	5.09
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	16,898,976.53	6.61
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	12,885,530.78	5.04
CLASS R SHARES
Great-West Trust Company LLC* c/o Mutual Fund Trading 8525 East Orchard Road Greenwood Village, CO 80111-5002	5,467,065.01	5.64
Hartford Life Insurance Company* Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	48,962,492.44	50.49
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	5,682,780.31	5.86
CLASS R6 SHARES
Kentucky Public Employees Deferred Compensation Authority c/o Nationwide As Custody & Record Keeper IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	13,395,252.74	76.63
Great-West Trust Company LLC* 8515 E Orchard Road 2T2 Greenwood Village, CO 80111	1,203,308.82	6.88
FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	14,255,291.57	20.60
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	6,288,791.94	9.09
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	5,953,877.63	8.60
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	3,664,910.05	5.30
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	4,720,273.91	6.82
CLASS A1 SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	3,226,406.67	19.97
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,777,249.04	11.00
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,097,976.67	6.79
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	873,059.50	5.40
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	967,864.94	6.00
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,962,121.44	7.49
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	2,239,362.97	8.55
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,793,822.42	10.67
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,430,476.29	5.46
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	3,172,659.05	12.11
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	2,358,041.63	9.00
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	1,466,040.38	5.60
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GJ0 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	1,606,049.31	6.13
ADVISOR CLASS SHARES
Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	2,090,693.52	8.33
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,652,451.60	18.55
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,165,852.37	8.63
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,678,905.70	6.69

Name and Address of Account	Share Amount	Percentage of Class (%)
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	1,669,448.47	6.65
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,624,025.88	6.47
CLASS R6 SHARES
TD Ameritrade Trust Company* Attn: House P.O. Box 17748 Denver, CO 80217-0748	259,578.24	91.59
FRANKLIN BALANCED FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	140,159,426.50	64.05
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	2,824,923.79	5.18
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	10,560,339.89	19.35
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,758,492.26	8.72
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,927,994.61	5.37
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	5,997,989.74	10.99
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	3,288,668.13	6.03
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 2555 Manchester Road Saint Louis, MO 63131-3710	8,299,074.62	47.88
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	910,595.22	5.25
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	983,289.96	5.67
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	1,654,729.55	9.55
CLASS R SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	38,179.01	8.94
Ascensus Trust Company * P.O. Box 10758 Fargo, ND 58106	30,628.36	7.18
Alerus Financial P.O. Box 64535 St. Paul, MN 55164-0535	48,136.12	11.28
Alerus Financial P.O. Box 64535 St. Paul, MN 55164-0535	147,010.88	34.44
CLASS R6 SHARES
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	15,663.67	13.20
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	14,511.94	12.23
Robert Schaeffer Trustee Robert Schaeffer DDS PS Plan 125 Emerson Avenue Floral Park, NY 11001-1220	68,335.30	57.57
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	17,036.26	14.35
FRANKLIN CONVERTIBLE SECURITIES FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	3,873,347.40	9.95
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,299,064.85	13.61
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,541,873.55	11.66
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,719,998.82	6.99
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	3,252,241.28	8.35
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	2,289,426.62	14.95
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,489,036.10	9.73
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,132,578.23	7.40
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,405,541.67	9.18
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	2,286,356.96	14.93
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97HS3 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	1,878,140.14	12.27

Name and Address of Account	Share Amount	Percentage of Class (%)
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311	6,167,857.14	8.89
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	9,739,587.06	14.03
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	23,231,479.14	33.47
WFCS LLC* 2801 Market Street Saint Louis Mo 63103-2523	6,830,417.17	9.84
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6,201,235.13	8.93
CLASS R6 SHARES
TD Ameritrade Trust Company* Attn: House P.O. Box 17748 Denver, CO 80217-0748	46,722.15	7.29
Fifth Third Bank Trustee FBO WFT-E-Valuator Moderate RM 5001 Kingsley Drive, Department 3385 Cincinnati, OH 45263	222,449.10	34.71
Fifth Third Bank Trustee FBO WFT-E-Valuator Growth RMS Fd 5001 Kingsley Drive, Department 3385 Cincinnati, OH 45227-1114	200,512.07	31.28
Fifth Third Bank Trustee FBO WFT-E-Valuator Conservative RMD Fd 5001 Kingsley Drive Dept. 3385 Cincinnati, OH 45227-1114	105,844.17	16.51
FRANKLIN EQUITY INCOME FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	41,054,644.85	56.07
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,984,670.55	5.44
CLASS C SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	1,325,836.77	11.63
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	988,865.81	8.68
Renaissance Charitable Foundation Inc. FBO FT Charitable Giving Fund Gregory W. Baker & Douglas W. Cox And Steven R. Ko Trustee 8910 Purdue Road, Suite 555 Indianapolis, IN 46268-3161	1,548,522.52	13.59
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	974,580.68	8.55
Raymond James* 880 Carillon Parkway St. Petersburg, FL 33716-1102	591,288.56	5.19
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	1,974,324.43	38.87
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	338,530.02	6.66
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	806,314.90	15.87
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	329,828.51	6.49
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	269,047.24	5.30
CLASS R SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	18,470.85	6.08
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	36,772.22	12.10
Pajka Eye Center Inc., Trustee FBO Pajka Eye Center, Inc. PSP c/o Fascore LLC 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	26,929.95	8.86
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	23,585.84	7.76
CLASS R6 SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	484,258.71	98.42
FRANKLIN FLOATING RATE DAILY ACCESS FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	23,152,138.22	14.23
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	22,063,926.19	13.56
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	26,956,429.49	16.57
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	11,415,547.78	7.02
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	3,742,256.97	5.64
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	3,901,471.98	5.88

Name and Address of Account	Share Amount	Percentage of Class (%)
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	9,606,740.45	14.48
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,890,697.52	7.37
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	7,160,749.43	10.80
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	3,738,054.75	5.64
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	4,480,288.46	6.75
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 9E7M7 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	3,728,330.14	5.62
ADVISOR CLASS SHARES
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	56,288,615.30	28.35
SEI Private Trust Company* 1 Freedom Valley Drive Oaks, PA 19456-9989	27,027,838.20	13.61
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 9E7M9 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	64,677,938.22	32.57
CLASS R6 SHARES
Franklin Conservative Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	4,775,066.49	38.52
Franklin Templeton 2015 Retirement Target Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	1,667,841.98	13.46
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	4,430,907.90	35.75
Franklin Growth Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	928,725.45	7.49
FRANKLIN LOW DURATION TOTAL RETURN FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	78,028,578.93	52.75
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	10,228,806.85	6.91
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	20,107,350.98	13.59
CLASS C SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	4,978,550.49	25.68
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,126,786.52	10.97
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,483,405.51	7.65
Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	3,416,187.20	17.62
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	13,744,304.80	34.40
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,065,514.73	5.17
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	8,130,803.52	20.35
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,389,612.28	10.99
CLASS R6 SHARES
Franklin Conservative Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	23,898,904.18	40.24
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	23,097,156.74	38.89
Franklin Growth Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	4,984,011.57	8.39
FRANKLIN REAL RETURN FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	4,950,410.10	31.69
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,335,051.63	14.95
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,046,268.57	6.70

Name and Address of Account	Share Amount	Percentage of Class (%)
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	413,921.97	10.98
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	584,017.92	15.49
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	273,408.63	7.25
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	280,549.62	7.44
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	221,957.63	5.89
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,230,944.40	31.02
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	362,336.74	9.13
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,401,185.68	35.31
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	208,905.74	5.26
CLASS R6 SHARES
National Financial Service LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	336,732.96	57.49
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	234,057.77	39.96
FRANKLIN TOTAL RETURN FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	235,553,212.20	71.71
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	18,837,140.87	5.73
CLASS C SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	10,701,557.28	27.07
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 East Deer Lake Drive East Jacksonville, FL 32246-6486	2,475,323.82	6.26
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,741,932.30	11.99
Renaissance Charitable Foundation Inc. FBO FT Charitable Giving Fund Gregory W. Baker & Douglas W. Cox And Steven R. Ko Trustee 8910 Purdue Road Suite 555 Indianapolis, IN 46268-3161	2,763,858.36	6.99
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,413,078.87	6.10
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	29,281,962.83	33.59
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,476,214.65	6.28
Age 13-16 Years FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	6,839,381.48	7.85
Age 17-20 Years FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	7,393,099.72	8.48
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008-3199	7,324,030.13	8.40
CLASS R SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,932,679.89	39.10
Massachusetts Mutual Life Insurance Company* 1295 State Street Springfield, MA 01111-0001	536,070.42	10.85
CLASS R6 SHARES
Union Bank Trust Nominee* P.O. Box 85484 San Diego, CA 92186-5484	6,768,701.23	61.72
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	3,455,687.16	31.51
FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	11,625,936.26	9.18
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	14,296,904.48	11.29
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	9,477,320.40	7.48
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	7,818,249.36	6.17

Name and Address of Account	Share Amount	Percentage of Class (%)
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	16,543,231.88	13.06
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7,831,945.64	6.18
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97BR0 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	11,496,951.23	9.08
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	4,865,267.11	14.88
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,850,720.84	8.72
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,850,567.50	5.66
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	4,412,607.55	13.50
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	2,466,423.16	7.54
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	2,138,202.05	6.54
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 97KT6 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	4,497,853.91	13.76
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311	8,447,717.52	12.78
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,837,237.03	5.80
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,315,030.92	5.01
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	5,854,955.65	8.85
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	6,281,486.80	9.50
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	4,728,647.80	7.15
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6,422,530.70	9.71
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	17,466,772.21	26.42
FRANKLIN TENNESSEE MUNICIPAL BOND FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	8,852,276.32	36.73
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,466,367.37	6.08
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,291,110.82	9.51
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,610,721.87	6.68
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	2,064,138.22	8.57
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	1,374,392.66	5.70
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97D95 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	1,527,312.85	6.34
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	325,139.25	15.14
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	270,309.77	12.58
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	191,145.05	8.90
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	727,824.47	33.88
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	446,528.59	20.79
FRANKLIN NEW YORK TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial, Center Floor 3 Jersey City, NJ 07311-1114	23,191,155.39	6.68
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	52,286,549.40	15.05
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	25,024,148.98	7.20
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	23,651,887.14	6.81

Name and Address of Account	Share Amount	Percentage of Class (%)
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	21,044,097.08	6.06
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97929 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	22,575,088.84	6.50
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	5,689,026.27	10.35
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	12,738,314.38	23.18
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,075,607.49	5.60
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	4,305,398.00	7.83
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	9,132,179.90	16.62
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 97GL0 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	4,029,818.75	7.33
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	2,413,968.94	8.66
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 9EJK0 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	2,366,764.01	8.49
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	6,427,514.19	23.05
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,520,281.20	9.04
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	1,557,511.64	5.59
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	1,823,146.89	6.54
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	4,602,686.93	16.51
FRANKLIN NEW YORK TAX-FREE TRUST
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	4,175,687.00	9.50
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	10,281,231.82	23.39
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,419,467.54	10.06
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	3,286,202.21	7.48
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	3,493,667.17	7.95
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97AJ8 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	3,019,422.86	6.87
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,847,408.55	13.11
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,577,139.11	18.29
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,539,297.73	10.92
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,505,032.17	10.68
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 97GJ0 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6486	2,174,044.54	15.43
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311	3,117,217.22	8.53
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	3,045,073.38	8.33
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	9,919,448.12	27.13
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,433,311.94	6.66
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	2,239,390.68	6.13
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	6,089,763.35	16.66
Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	2,027,089.70	5.54
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	2,536,916.81	17.33

Name and Address of Account	Share Amount	Percentage of Class (%)
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,579,362.54	10.79
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,252,505.32	8.56
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	951,193.14	6.50
CLASS C SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	383,898.27	11.79
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	203,408.10	6.24
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	168,521.16	5.17
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	385,769.09	11.84
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	163,915.82	5.03
ADVISOR CLASS SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	253,944.61	11.88
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	731,456.62	34.23
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	237,597.65	11.12
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	161,254.47	7.55
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	295,612.64	13.83
CLASS R6 SHARES
TIAA-CREF Trust Company Attn: Trust Operations 211 North Broadway Suite 1000 Saint Louis, MO 63102-2733	46,029.49	41.82
Great-West Trust Company LLC* 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	14,285.25	12.98
State Street Bank and Trust Company* 1 Lincoln Street Boston, MA 02111-2901	12,429.59	11.29
Johnson Pope Trustee FBO Johnson Pope 401K PSP c/o Fascore LLC 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	12,902.77	11.72
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	453,481.25	18.71
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	127,302.04	5.25
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	270,834.95	11.17
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	261,590.25	10.79
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	184,955.18	7.63
CLASS A1 SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	287,117.78	6.20
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	302,081.61	6.53
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,504,079.83	32.50
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	504,654.81	10.91
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	281,987.13	6.09
CLASS C SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	95,371.59	13.02
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	87,182.86	11.90
Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	42,371.34	5.78
ADVISOR CLASS SHARES
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	370,140.74	40.26
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	201,523.75	21.92
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	47,926.33	5.21
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	71,078.10	7.73

Name and Address of Account	Share Amount	Percentage of Class (%)
FRANKLIN STRATEGIC SERIES
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,202,219.26	15.18
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	815,966.15	10.31
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	573,476.14	7.24
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	586,764.11	7.41
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	21,676.38	5.68
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	46,386.87	12.15
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	54,832.07	14.36
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	19,192.15	5.03
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	27,425.13	7.18
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	36,709.18	9.61
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	105,567.06	9.74
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	130,255.95	12.02
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	77,221.61	7.13
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	95,369.96	8.80
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	101,138.09	9.33
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	114,113.31	10.53
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	61,011.36	5.63
Merrill Lynch Pierce Fenner & Smith* 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	125,932.31	11.62
CLASS R6 SHARES
Voya Retirement Insurance and Annuity Company* 1 Orange Way B3N Windsor, CT 06095-4773	25,848.15	46.30
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5,113.75	9.16
Saxon Company* P.O. Box 7780-1888 Philadelphia, PA 19182	21,499.94	38.51
FRANKLIN FLEXIBLE ALPHA BOND FUND
CLASS A SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	996,000.00	93.60
CLASS C SHARES
FPS Trust Company* 9200 East Mineral Circle, Suite 255 Centennial, CO 80112	2,541.58	10.99
FTIOS* 261 Southeast Morlan Avenue Gresham, OR 97080-1227	1,178.32	5.10
FTIOS* 1322 Arrowood Drive Pittsburgh, PA 15243-1806	3,134.06	13.55
FTIOS* 2508 Van Buren Avenue Grand Junction, CO 81505-1224	2,040.23	8.82
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	10,938.46	47.30
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,550.29	11.03
ADVISOR CLASS SHARES
Yuen Family Living Trust David T. Yuen and Mandy Lai Mien Quach Trustees One Franklin Parkway San Mateo, CA 94403-1906	18,755.19	78.24
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,207.13	17.55
CLASS R SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	1,000.00	16.38
Robert D. Hogle and Kenneth B. Hogle Trustee Hogle Farms Defined Benefits Plan 28818 East Avenue Conrad, IA 50621-8102	5,105.69	83.62

Name and Address of Account	Share Amount	Percentage of Class (%)
CLASS R6 SHARES
Franklin Advisers, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	1,000.00	100.00
FRANKLIN FOCUSED CORE EQUITY FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	901,069.02	18.07
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	549,239.36	11.01
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	601,690.51	12.06
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	389,992.17	7.82
CLASS C SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	182,993.47	13.27
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	78,462.89	5.69
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	48,261.99	5.63
Perks Family Living Trust Edward D. Perks or Maggie P. Perks Trustees 227 West Bellevue Avenue San Mateo, CA 94402-1101	183,921.94	21.46
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	127,443.08	14.87
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	161,930.34	18.89
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	69,758.81	8.14
CLASS R SHARES
FTIOS* 1900 John F. Kennedy Boulevard, Apartment 1922 Philadelphia, PA 19103-1436	4,542.40	40.67
FTIOS* 201 Staniford Road Burlington, VT 05408-5715	1,835.94	16.44
FTIOS* 25 Margaret Street Essex Junction, VT 05452-3344	887.08	7.94
FTIOS* 585 Park Road, Unit 11-3 Waterbury, CT 06708-2360	1,596.66	14.30
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,062.07	9.51
CLASS R6 SHARES
Franklin NextStep Conservative Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	10,726.59	6.38
Franklin NextStep Moderate Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	98,048.59	58.32
Franklin NextStep Growth Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	58,584.24	34.85
FRANKLIN GROWTH OPPORTUNITIES FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	14,664,009.95	22.70
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,433,784.64	6.86
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,688,050.75	5.71
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/9EGK9 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	4,963,348.99	7.68
CLASS C SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,255,977.72	9.94
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	819,446.49	6.49
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	922,067.99	7.30
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	645,312.10	5.11
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	769,994.32	5.30
Age Based Growth Asset Allocation Age Newborn 8 Years 529 Portfolio Attn: Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	1,810,475.48	12.47

Name and Address of Account	Share Amount	Percentage of Class (%)
Age Based Growth Asset Allocation Age New 9-12 Years 529 Portfolio Attn: Fund Accounting 300 Southeast 2nd Street Floor 8 Fort Lauderdale, FL 33301-1965	2,107,033.84	14.51
Age Based Growth Asset Allocation Age New 13-16 Years 529 Portfolio Attn: Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	1,470,180.06	10.13
Franklin Growth 529 Portfolio Attn: Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	951,891.23	6.56
Corefolio FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	1,366,537.06	9.41
CLASS R SHARES
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	323,228.86	22.47
Emjay Corporation* 8515 East Orchard Rd 2T2 Greenwood Village, CO 80111	104,855.64	7.29
Pims Prudential Retirement* 45025 Aviation Drive, Suite 350 Dulles, VA 20166	113,586.81	7.90
American United Life Insurance Company* P.O. Box 368 Indianapolis, IA 46206-0368	72,704.48	5.05
CLASS R6 SHARES
Franklin Corefolio Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 500 East Broward Boulevard Fort Lauderdale, FL 33394-3000	4,917,886.07	63.69
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,962,733.95	25.42
FRANKLIN NATURAL RESOURCES FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	4,330,784.98	27.98
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,075,318.78	13.41
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,018,225.66	6.58
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	876,123.90	5.66
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	528,095.60	13.58
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	484,923.27	12.47
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	210,284.65	5.41
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	305,457.31	7.85
ADVISOR CLASS SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	827,264.60	24.04
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	585,504.78	17.02
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	443,505.82	12.89
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	215,055.53	6.25
CLASS R6 SHARES
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	3,765.72	46.01
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	3,839.82	46.91
Stifel Nicolaus & Company, Inc.* 501 North Broadway Saint Louis, MO 63102-2131	555.067	6.78
FRANKLIN SMALL CAP GROWTH FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	3,538,189.29	9.76
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,750,958.31	7.59
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,095,531.84	8.54
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97NL9 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	2,743,969.29	7.57
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	724,868.50	8.89
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,067,575.63	13.09
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	648,570.92	7.96

Name and Address of Account	Share Amount	Percentage of Class (%)
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,067,489.14	13.09
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	888,411.36	10.90
ADVISOR CLASS SHARES
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	5,033,874.19	13.15
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	1,915,635.34	5.00
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	3,723,866.56	9.73
State Street Bank Trust Co.* 440 Mamaroneck Avenue Harrison, NY 10528-2418	7,043,716.06	18.40
CLASS R SHARES
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 105 Rosemont Road Westwood, MA 02090-2318	570,243.90	13.62
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	1,236,552.45	29.54
CLASS R6 SHARES
State Street Bank Trust Co.* 440 Mamaroneck Avenue Harrison, NY 10528-2418	2,690,154.89	6.71
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3,300,120.96	8.23
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	10,450,476.95	26.07
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	4,400,222.13	10.98
FRANKLIN SMALL-MID CAP GROWTH FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	9,523,231.19	14.18
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,755,492.23	7.08
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	5,490,878.92	8.17
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 97AY9 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	6,925,579.48	10.31
John Hancock Life Insurance Company USA RPS - Trading Operations Suite-4 601 Congress Street Boston, MA 02210-2805	4,490,364.05	6.69
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,130,064.86	8.24
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,198,246.79	8.74
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	866,811.96	6.32
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,542,885.22	11.25
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	790,616.28	5.77
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	818,490.01	5.16
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,135,263.88	13.47
Franklin Small/Mid Cap Growth 529 PF FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	1,706,619.16	10.77
Age Newborn-8 Years FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	1,187,979.91	7.50
Age 9-12 Years Ft 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	1,342,799.27	8.47
Age 13-16 Years FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	920,748.84	5.81
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	1,058,378.59	6.68
CLASS R SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	147,046.31	5.78

Name and Address of Account	Share Amount	Percentage of Class (%)
CLASS R6 SHARES
Wells Fargo Bank* 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	412,788.99	6.95
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,117,848.43	69.31
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	380,258.30	6.40
FRANKLIN STRATEGIC INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	86,312,409.95	22.38
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	48,085,193.54	12.47
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	35,902,105.19	9.31
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	21,492,738.86	5.57
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	6,934,477.40	5.06
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	8,318,215.62	6.07
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	20,045,576.51	14.62
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97WL5 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	7,774,515.15	5.67
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12,245,386.97	8.93
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	9,215,334.76	6.72
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	13,426,316.45	9.79
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	6,451,815.09	5.95
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	12,143,867.56	11.20
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14,851,943.60	13.70
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	6,645,695.23	6.13
Age 17-20 Years FT 529 College Savings Plan c/o Fund Accounting 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	5,772,842.59	5.33
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	7,813,053.27	7.21
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	8,653,274.78	7.98
RBC Capital Markets LLC* Attn: Mutual Fund Operations Manager 510 Marquette Avenue South Minneapolis, MN 55402-1110	5,723,845.51	5.28
CLASS R SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	3,901,389.81	26.70
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	1,763,809.13	12.07
Reliance Trust Company* P.O. Box 48529 Atlanta, GA 30362-1529	1,364,139.22	9.34
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	1,176,461.10	8.05
CLASS R6 SHARES
Franklin Conservative Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	13,061,373.59	35.25
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	12,276,228.13	33.13
Franklin Growth Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	2,553,466.01	6.89
FRANKLIN TAX-FREE TRUST
FRANKLIN ALABAMA TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	5,557,406.45	27.36

Name and Address of Account	Share Amount	Percentage of Class (%)
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,018,436.13	5.01
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	3,417,256.33	16.82
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	1,611,016.29	7.93
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/973T4 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	1,582,349.89	7.79
CLASS C SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	782,453.45	17.01
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	471,362.18	10.24
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	710,439.20	15.44
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	256,751.75	5.58
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	457,578.74	9.94
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	469,049.90	10.19
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GJ7 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	380,367.00	8.27
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	103,333.74	19.75
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	52,560.28	10.04
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	61,150.01	11.68
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	187,876.81	35.90
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	84,741.19	16.19
FRANKLIN ARIZONA TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	3,748,923.49	5.26
Edward Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3710	15,071,521.72	21.16
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,188,276.89	7.29
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	10,408,406.09	14.62
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 973M9 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	5,657,270.52	7.94
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	787,943.81	7.50
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,708,950.48	16.27
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,030,020.22	9.81
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,642,939.73	15.64
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,330,123.95	12.66
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,051,247.72	12.03
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	769,852.65	8.81
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	545,254.56	6.24
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	760,114.28	8.70
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	831,442.87	9.51
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	700,443.69	8.01
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,801,125.59	20.60
FRANKLIN COLORADO TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	13,080,928.86	27.39
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,070,824.98	6.43
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	4,806,764.42	10.06

Name and Address of Account	Share Amount	Percentage of Class (%)
RBC Capital Markets LLC* Attn: Mutual Fund Ops Manager 510 Marquette Avenue South Minneapolis, MN 55402-1110	4,296,554.10	9.00
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	596,253.69	6.26
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,596,536.56	16.76
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	961,493.60	10.09
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,063,469.55	11.16
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	522,723.16	5.49
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	730,146.29	7.67
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	532,784.70	5.59
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	434,018.27	6.48
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	916,568.60	13.69
National Financial Services LLC* Attn: Mutual Fund Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	824,260.37	12.31
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,148,187.03	17.15
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	990,642.91	14.79
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	546,244.03	8.16
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	407,157.36	6.08
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	364,037.24	5.44
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,407,387.84	6.72
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,666,176.43	7.95
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,875,570.01	8.95
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,149,305.75	5.48
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,087,329.15	5.19
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,809,940.29	8.64
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/973P3 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	1,807,187.68	8.62
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	337,879.87	6.23
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	727,094.92	13.42
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	345,400.32	6.37
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	330,336.90	6.10
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	484,960.50	8.95
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	306,808.88	5.66
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	573,114.97	10.58
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GJ9 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	574,903.21	10.61
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	225,237.14	8.67
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	245,721.35	9.46
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	327,639.15	12.62

Name and Address of Account	Share Amount	Percentage of Class (%)
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	160,100.45	6.17
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	331,424.56	12.76
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	248,578.13	9.57
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	700,898.00	26.99
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	70,259,357.70	44.78
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	11,416,548.14	7.28
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	8,766,996.37	5.59
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	13,725,564.79	8.75
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97AK0 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	8,734,689.30	5.57
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	2,342,520.58	7.11
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	6,628,523.36	20.12
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,756,077.53	8.37
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,885,204.27	5.72
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	4,415,270.93	13.40
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 97GJ0 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6486	4,240,679.66	12.87
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	9,872,727.43	5.93
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	49,821,297.22	29.94
Ellard & Company c/o Fiduciary Trust Company International Church Street Station P.O. Box 3199 New York, NY 10008	18,232,784.03	10.96
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	26,048,697.70	15.66
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	30,237,244.67	18.17
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	11,441,351.76	6.88
FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
CLASS A SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97XA9 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	4,672,922.20	6.20
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	32,647,448.09	43.28
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,448,242.93	7.22
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	5,946,368.20	7.88
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,414,512.94	5.03
Ellard & Company c/o Fiduciary Trust Company International Church Street Station P.O. Box 3199 New York, NY 10008	14,013,452.69	49.86
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	2,036,527.29	7.25
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,361,196.57	8.40
SEI Private Trust Company* Attn: Mutual Funds Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	2,417,320.51	8.60
FRANKLIN FLORIDA TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	4,515,987.87	7.75
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	5,626,958.58	9.66
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	5,890,337.75	10.11

Name and Address of Account	Share Amount	Percentage of Class (%)
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	6,660,431.05	11.43
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 973M4 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	5,614,161.63	9.63
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	578,625.60	7.54
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	666,664.30	8.68
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	686,651.24	8.94
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	670,091.27	8.73
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	813,112.59	10.59
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,458,288.27	18.99
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	403,884.77	5.26
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GK1 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	399,796.44	5.21
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	161,340.84	14.38
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	136,812.03	12.19
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	322,450.10	28.74
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	193,226.31	17.22
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	124,340.17	11.08
FRANKLIN GEORGIA TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	9,002,280.20	25.79
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,312,388.00	6.62
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,977,475.96	11.40
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	3,517,461.74	10.08
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/973L9 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	2,416,691.73	6.92
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,019,049.15	9.95
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,243,067.58	12.14
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	637,353.18	6.23
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,477,805.85	14.43
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,688,488.59	16.49
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	574,564.14	5.61
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GK2 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	1,117,623.05	10.92
ADVISOR CLASS SHARES
Robert W. Baird Company, Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5391	167,364.49	7.23
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	221,308.49	9.56
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	388,101.15	16.76
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	493,830.52	21.33
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	593,042.98	25.62
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	175,478.23	7.58
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	108,138,442.46	22.01

Name and Address of Account	Share Amount	Percentage of Class (%)
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	40,467,477.08	8.23
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	29,672,341.33	6.04
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	56,022,492.72	11.40
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	7,735,840.68	8.21
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	8,385,009.76	8.90
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	10,619,335.94	11.28
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6,156,148.98	6.54
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	5,340,050.06	5.67
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	13,587,611.69	14.43
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	7,254,154.98	7.70
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	6,593,983.38	7.00
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	10,641,603.29	7.92
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	7,874,532.52	5.86
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	10,755,180.21	8.00
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12,372,918.61	9.21
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	9,678,457.79	7.20
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	9,301,434.04	6.92
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	14,263,966.44	10.62
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	17,189,458.12	12.79
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	5,856,741.87	38.66
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	792,639.36	5.23
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,200,750.78	7.93
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,162,561.30	7.67
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,518,805.07	10.03
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	175,989.45	28.36
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	35,924.19	5.79
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	109,340.83	17.62
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	211,291.31	34.05
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	79,132.73	12.75
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	15,316,671.39	49.83
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,310,200.84	7.52
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	2,489,283.95	8.10
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	440,290.14	7.51
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	1,308,712.06	22.32

Name and Address of Account	Share Amount	Percentage of Class (%)
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	780,094.87	13.31
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	296,856.90	5.06
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	308,574.71	5.26
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	504,956.97	8.61
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	723,665.32	12.34
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	446,115.28	7.61
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	258,042.74	23.70
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	153,315.69	14.08
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	191,604.34	17.60
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	96,339.26	8.85
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	225,672.40	20.72
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	100,910.89	9.27
FRANKLIN MARYLAND TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,584,880.05	5.00
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	3,524,722.30	11.12
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,373,049.80	13.80
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,140,443.69	13.06
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	3,935,125.02	12.42
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	2,112,492.17	6.67
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	744,053.43	7.80
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,394,150.68	14.62
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,575,086.38	16.52
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,236,381.38	12.97
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	1,112,412.63	11.67
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 97GK4 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	478,784.72	5.02
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	414,512.54	10.45
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	431,918.87	10.89
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	300,898.88	7.58
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	211,082.53	5.32
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	946,769.17	23.86
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	291,028.14	7.34
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	804,441.67	20.28
FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,693,063.30	5.30
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,786,756.29	5.59
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	8,525,391.03	26.67
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,568,638.89	8.04

Name and Address of Account	Share Amount	Percentage of Class (%)
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	2,407,207.63	7.53
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	371,770.98	7.51
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	699,070.87	14.13
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	765,605.02	15.48
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	523,791.10	10.59
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	324,999.45	6.57
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	252,479.67	7.80
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	389,737.48	12.03
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	165,115.47	5.10
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	602,471.14	18.60
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	232,064.45	7.17
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	269,816.33	8.33
FRANKLIN MICHIGAN TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	9,525,555.94	12.88
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,025,362.68	6.80
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	5,476,218.29	7.41
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	6,591,558.30	8.92
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	3,728,799.17	5.04
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	3,848,705.68	5.21
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,353,565.78	11.50
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	949,588.83	8.07
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	954,181.65	8.11
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	787,065.96	6.69
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	765,264.80	6.50
ADVISOR CLASS SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,076,247.18	18.66
TD Ameritrade Inc.* P.O. Box 2226 Omaha, NE 68103-2226	302,139.71	5.24
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	293,512.15	5.09
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	629,169.91	10.91
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	1,685,315.71	29.22
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	530,618.04	9.20
FRANKLIN MINNESOTA TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	13,012,400.88	23.17
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,453,129.42	9.71
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	4,132,594.24	7.36
Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	3,469,406.46	6.18
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	2,461,429.61	14.10
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,978,108.83	17.06

Name and Address of Account	Share Amount	Percentage of Class (%)
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	995,108.43	5.70
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,845,469.92	10.57
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	1,225,729.73	7.02
ADVISOR CLASS SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,660,651.07	18.05
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,852,592.08	19.36
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,642,029.49	11.14
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	769,715.33	5.22
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,068,849.81	7.25
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	1,732,049.36	11.75
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	1,494,245.29	10.14
FRANKLIN MISSOURI TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	31,476,938.76	42.31
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,136,776.97	6.90
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	5,594,192.55	7.52
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	4,883,523.74	6.56
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	4,603,215.09	6.19
CLASS C SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	3,899,175.24	27.61
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,183,987.57	8.38
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,500,371.91	10.62
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	932,234.83	6.60
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	713,109.59	5.05
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	1,374,134.82	17.67
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,721,191.44	22.14
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	423,352.18	5.45
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	478,265.28	6.15
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	657,725.72	8.46
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	517,344.69	6.65
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	1,134,439.43	14.59
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	4,853,689.17	7.49
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	6,005,676.91	9.26
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6,504,818.11	10.03
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	6,875,993.02	10.61
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/974R3 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	4,706,418.71	7.26
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,531,331.43	8.60
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,728,465.57	15.32

Name and Address of Account	Share Amount	Percentage of Class (%)
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	958,150.93	5.38
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	3,793,880.05	21.30
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,534,188.87	8.61
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GK9 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	1,572,127.37	8.83
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,437,131.59	14.78
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	492,382.15	5.06
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	617,867.73	6.35
TD Ameritrade Inc.* P.O. Box 2226 Omaha, NE 68103-2226	611,593.87	6.29
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,170,499.72	12.04
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	850,087.54	8.74
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	629,474.78	6.47
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,518,826.97	15.62
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	1,085,042.91	11.16
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	25,558,237.62	39.49
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,600,130.59	7.11
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	7,521,330.87	11.62
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	3,256,163.12	5.03
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,115,036.94	7.11
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	3,100,325.74	19.76
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,454,686.07	9.27
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	916,052.92	5.84
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	888,271.67	5.66
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	3,273,722.34	20.86
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GL2 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	1,530,665.03	9.76
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	623,023.34	6.39
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,322,522.34	23.82
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,272,710.65	13.05
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,840,715.83	18.88
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	762,835.18	7.82
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	631,541.45	6.48
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	680,742.25	6.98
FRANKLIN OHIO TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	15,695,622.41	17.67
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	10,504,879.45	11.83
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14,048,070.29	15.82

Name and Address of Account	Share Amount	Percentage of Class (%)
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	6,079,403.60	6.84
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	4,734,787.56	5.33
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	2,541,079.77	10.07
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,219,001.91	12.76
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,591,740.38	18.20
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,621,068.50	6.42
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,777,858.51	7.05
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,832,600.12	7.26
ADVISOR CLASS SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,123,180.85	9.29
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,769,720.66	14.64
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	900,874.42	7.45
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,917,080.24	15.86
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	1,705,614.11	14.11
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	1,293,702.10	10.70
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,119,077.65	9.26
FRANKLIN OREGON TAX-FREE INCOME FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	32,460,468.87	38.99
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	5,979,856.84	7.18
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,072,054.30	6.56
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	3,804,454.78	23.27
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,235,388.02	7.55
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,336,609.95	14.29
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,585,681.25	9.70
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	465,147.84	5.17
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	665,694.62	7.40
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	1,051,723.48	11.69
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	750,989.63	8.35
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	800,361.59	8.90
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	513,904.09	5.71
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	911,731.32	10.14
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	1,435,677.70	15.96
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	934,329.91	10.39
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/ 97GL5 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	452,645.19	5.03
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	5,141,322.03	5.53
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	10,446,416.26	11.24

Name and Address of Account	Share Amount	Percentage of Class (%)
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	11,329,238.04	12.19
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12,394,813.07	13.34
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	8,562,825.43	9.21
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	6,271,700.82	6.75
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,758,034.04	6.52
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,154,862.96	11.71
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,096,469.55	11.49
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,972,936.86	7.32
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	5,041,511.70	18.71
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GL5 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	1,560,952.46	5.79
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	815,390.10	9.33
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	717,068.81	8.21
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	913,961.70	10.46
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	687,315.33	7.87
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,266,195.04	14.49
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	1,432,653.65	16.40
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	522,945.93	5.99
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	1,277,906.95	14.63
FRANKLIN VIRGINIA TAX-FREE INCOME FUND
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	2,422,046.76	5.43
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	7,104,763.12	15.92
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,289,474.55	9.61
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,961,558.74	8.88
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	6,622,781.48	14.84
CLASS C SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	772,307.67	8.50
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	852,145.37	9.38
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	981,197.88	10.80
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,854,854.24	20.41
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	459,139.43	5.05
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	496,180.12	5.46
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GL8 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	554,165.19	6.10
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	406,823.08	5.02
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	513,120.30	6.33
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,597,718.59	32.03
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	413,308.45	5.10

Name and Address of Account	Share Amount	Percentage of Class (%)
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	837,879.99	10.33
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	1,485,428.33	18.32
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	493,854.30	6.09
FRANKLIN TEMPLETON GLOBAL TRUST
TEMPLETON GLOBAL CURRENCY FUND
CLASS A SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	330,560.46	6.57
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	561,910.89	11.16
Stifel Nicolaus & Company, Inc.* 501 North Broadway Saint Louis, MO 63102-2131	325,843.12	6.47
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	452,854.67	9.00
ADVISOR CLASS SHARES
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	264,154.86	15.87
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	115,566.54	6.94
Peter A. Langerman 101 John F. Kennedy Parkway Short Hills, NJ 07078	130,715.96	7.85
TD Ameritrade Inc.* P.O. Box 2226 Omaha, NE 68103-2226	141,485.61	8.50
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	234,177.79	14.07
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	86,362.60	5.19
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	132,208.85	7.94
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	89,023.25	5.35
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97N30 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	147,782.27	8.88
FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN INDIA GROWTH FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	675,189.44	12.93
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	651,274.81	12.47
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	642,044.94	12.30
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	375,175.34	7.19
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	143,011.33	9.57
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	309,789.47	20.72
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	102,296.29	6.84
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	157,020.33	10.50
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	81,182.71	5.43
ADVISOR CLASS SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	240,742.47	7.84
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	489,597.05	15.95
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	164,964.17	5.37
Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	583,620.42	19.01
Paul B. Edgerley 119 Hyslop Road Brookline, MA 02445-5727	190,701.22	6.21
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	216,484.49	7.05
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	158,531.18	5.16
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	215,770.43	7.03
CLASS R6 SHARES
Franklin LifeSmartTM 2025 Retirement Target Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	217,222.10	25.16

Name and Address of Account	Share Amount	Percentage of Class (%)
Franklin LifeSmartTM 2035 Retirement Target Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	218,198.70	25.27
Franklin LifeSmartTM 2045 Retirement Target Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	142,685.73	16.52
Franklin LifeSmartTM 2040 Retirement Target Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	75,960.03	8.80
Franklin LifeSmartTM 2020 Retirement Target Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	47,041.08	5.45
Franklin LifeSmartTM 2050 Retirement Target Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	54,834.83	6.35
Franklin LifeSmartTM 2030 Retirement Target Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	87,906.29	10.18
FRANKLIN TEMPLETON MONEY FUND TRUST
FRANKLIN TEMPLETON U.S. GOVERNMENT MONEY FUND
CLASS A SHARES
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	843,495.33	17.57
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	794,743.62	16.55
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	296,461.35	6.18
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	12,075,072.37	5.02
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	16,763,817.42	6.97
Renaissance Charitable Foundation Inc. FBO FT Charitable Giving Fund Gregory W. Baker & Douglas W. Cox And Steven R. Ko Trustees 8910 Purdue Road Suite 555 Indianapolis, IN 46268-3161	47,512,910.58	19.76
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	19,884,522.10	8.27
J.P. Morgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	13,741,125.59	5.71
CLASS R SHARES
MG Trust Trustee Marino Transportation Services & MTS Express Employees Savings Trust 700 17th Street, Suite 300 Denver, CO 80202-3531	475,265.20	6.12
Reliance Trust Company* P.O. Box 48529 Atlanta, GA 30362	744,308.35	9.59
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	927,176.94	11.95
FRANKLIN U.S. GOVERNMENT MONEY FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	224,605,853.31	9.40
Rupert H. Johnson, Jr. Trust Rupert H. Johnson, Jr. Trustee One Franklin Parkway San Mateo, CA 94403-1906	529,348,059.97	22.16
CLASS R6 SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	69,631,246.84	99.47
INSTITUTIONAL FIDUCIARY TRUST
MONEY MARKET PORTFOLIO
Franklin Income Fund Franklin Custodian Funds c/o Fund Accounting Department RC Q10/2 3310 Quality Drive Rancho Cordova, CA 95670-7342	3,125,115,374.92	16.72
Templeton Income Trust‡ Templeton Global Bond Fund 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	5,766,199,305.07	30.85
Templeton Income Trust‡ Templeton Global Bond Fund 300 Southeast 2nd Street, Floor 8 Fort Lauderdale, FL 33301-1965	1,501,685,236.12	8.03
THE MONEY MARKET PORTFOLIOS
THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO
IFT Money Market Portfolio FD-140‡ Attn: Fund Accounting Operations 10600 White Rock Road Rancho Cordova, CA 95670-6293	3,192,990,333.04	14.91
Franklin U.S. Government Money Fund-111 Attn: Fund Accounting Operations 3344 Quality Drive Rancho Cordova, CA 95670-7361	2,470,644,356.49	11.53
IFT Money Market Portfolio FD-140‡ Attn: Fund Accounting Operations 10600 White Rock Road Rancho Cordova, CA 95670-6293	1,462,294,262.29	6.83
IFT Money Market Portfolio FD-140‡ Attn: Fund Accounting Operations 10600 White Rock Road Rancho Cordova, CA 95670-6293	8,027,263,443.17	37.48

Name and Address of Account	Share Amount	Percentage of Class (%)
IFT Money Market Portfolio FD-140‡ Attn: Fund Accounting Operations 10600 White Rock Road Rancho Cordova, CA 95670-6293	6,012,175,656.36	28.07
TEMPLETON CHINA WORLD FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,188,121.86	14.39
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	925,226.60	11.21
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	517,653.45	6.27
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	450,534.70	5.46
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	175,979.43	9.10
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	97,892.79	5.06
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	258,087.59	13.35
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	142,572.77	7.37
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	208,213.26	10.77
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	255,172.31	7.21
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	370,110.96	10.46
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	375,042.55	10.60
Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	470,530.12	13.30
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	400,040.74	11.31
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	200,341.43	5.66
CLASS R6 SHARES
FIIOC* 100 Magellan Way Covington, KY 41015-1987	30,416.52	59.97
FIIOC* 100 Magellan Way Covington, KY 41015-1987	18,122.69	35.73
TEMPLETON FUNDS
TEMPLETON FOREIGN FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	79,932,513.49	16.91
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	33,177,959.30	7.02
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	38,294,514.85	8.10
Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	38,947,548.95	8.24
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	6,878,007.52	14.46
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,233,601.54	8.90
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,605,406.22	7.58
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	6,649,117.69	13.98
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	2,940,426.29	6.18
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	3,462,038.32	7.28
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	14,900,262.01	7.76
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	16,964,106.40	8.84
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	11,121,911.63	5.79
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	22,169,730.70	11.55

Name and Address of Account	Share Amount	Percentage of Class (%)
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	9,612,623.92	5.01
Ohio Public Employees Deferred Compensation Program 257 East Town Street, Suite 400 Columbus, OH 43215-4623	19,854,439.43	10.34
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97N45 4800 Deer Lake Drive, 2nd Floor Jacksonville, FL 32246-6484	12,256,912.91	6.39
CLASS R SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive, 2nd Floor Jacksonville, FL 32246-6484	1,760,927.89	8.81
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	5,387,823.42	26.95
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	1,518,806.99	7.60
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	2,121,726.44	10.61
Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111-0001	1,084,071.18	5.42
CLASS R6 SHARES
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	14,121,385.04	7.25
Franklin Growth Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	11,652,771.49	5.98
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	47,398,113.26	24.32
On Balanced Model Portfolio One Financial Way Cincinnati, OH 45242	14,151,460.36	7.26
On Moderate Growth Model Portfolio One Financial Way Cincinnati, OH 45242	33,291,132.63	17.08
TEMPLETON WORLD FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	18,700,023.54	7.27
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	16,295,077.99	6.33
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,246,852.56	13.98
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	708,069.75	7.94
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	528,577.25	5.93
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,185,201.36	13.29
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	489,428.63	5.49
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	969,823.06	10.86
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	796,832.75	8.92
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	843,677.79	9.45
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	522,554.22	5.85
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	1,127,207.64	12.62
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,706,548.89	19.11
CLASS R6 SHARES
Vanguard Fiduciary Trust Company* Attn: Investment Services P.O. Box 2600 VM L23 Valley Forge, PA 19482-2600	1,363,400.02	41.98
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	375,589.28	11.57
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	1,384,422.94	42.63
TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON DYNAMIC EQUITY FUND
ADVISOR CLASS SHARES
Franklin Resources, Inc.‡ Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	1,000,000.00	100.00

Name and Address of Account	Share Amount	Percentage of Class (%)
TEMPLETON EMERGING MARKETS BALANCED FUND
CLASS A SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	795,081.29	33.57
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	253,826.21	10.72
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	150,398.21	6.35
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	121,601.84	5.13
CLASS C SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	35,759.96	9.09
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	45,751.73	11.63
Clifford A. Dowdy 7620 County Road 1 Montrose, CO 81403-9449	23,738.87	6.03
Stifel Nicolaus & Company, Inc.* 501 North Broadway Saint Louis, MO 63102-2131	20,667.19	5.25
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	65,904.83	16.75
ADVISOR CLASS SHARES
Edward Jones & Co.*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	39,765.05	8.89
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	152,161.41	34.02
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	29,878.29	6.68
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	64,961.26	14.52
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	78,344.36	17.51
CLASS R SHARES
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	15,069.23	74.40
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	2,356.28	11.63
TEMPLETON EMERGING MARKETS SMALL CAP FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	3,336,959.21	16.65
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,472,035.46	12.34
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,506,159.18	12.51
Gerlach Company LLC 3800 Citigroup Center, Building B3-14 Tampa, FL 33610	1,184,038.00	5.91
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	1,140,971.71	5.69
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	638,618.21	12.45
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	558,393.13	10.89
National Financial Services LLC* Attn: Mutual Fund Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	593,556.05	11.57
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	513,512.14	10.01
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	265,632.14	5.18
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	306,885.90	5.98
ADVISOR CLASS SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	2,045,772.58	5.69
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,825,744.37	7.87
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	2,257,718.70	6.28
CLASS R SHARES
FTIOS* 3277 Stage Road Jericho, VT 05465-9545	2,109.27	5.09
MG Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	5,735.21	13.84
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	2,222.48	5.36
Howard Goldman FBO American Patriot Sales Inc. 401K Plan 60 Central Street Norwood, MA 02062	15,326.65	36.99
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	2,150.15	5.19

Name and Address of Account	Share Amount	Percentage of Class (%)
Ascensus Trust Company* P.O. Box 10758 Fargo, ND 58106	2,973.80	7.18
TEMPLETON FOREIGN SMALLER COMPANIES FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	326,800.90	9.51
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	609,500.31	17.74
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	390,405.51	11.36
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	55,927.14	11.65
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	85,473.06	17.81
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	36,948.05	7.70
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	49,696.23	10.36
ADVISOR CLASS SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	356,182.05	24.57
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	284,043.55	19.59
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	245,372.28	16.92
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	78,866.24	5.44
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	83,121.00	5.73
CLASS R6 SHARES
Franklin Advisers, Inc. Franklin Templeton Investments Corporate Accounting One Franklin Parkway San Mateo, CA 94403-1906	311.92	99.70
TEMPLETON GLOBAL BALANCED FUND
CLASS A SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	94,142,183.03	38.63
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	19,617,531.39	8.05
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	21,500,711.26	8.82
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	12,241,837.98	5.02
CLASS A1 SHARES
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	17,062,051.37	17.17
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	10,216,385.11	10.28
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6,068,530.28	6.11
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	11,452,583.92	11.52
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	7,416,024.28	7.05
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	8,534,747.96	8.11
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	13,776,426.37	13.09
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	6,119,303.70	5.81
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	12,484,012.27	11.86
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	9,274,663.51	8.81
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5,973,844.64	5.68
CLASS C1 SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	7,054,424.33	11.45
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	6,452,444.38	10.47
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,938,066.74	6.39
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3,912,158.88	6.35

Name and Address of Account	Share Amount	Percentage of Class (%)
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	9,741,038.03	15.81
RBC Capital Markets LLC* Attn: Mutual Fund Operations Manager 510 Marquette Avenue South Minneapolis, MN 55402-1110	3,097,281.77	5.03
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	6,582,158.27	10.68
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	5,905,982.34	7.85
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	10,941,931.40	14.55
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	8,634,792.08	11.48
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,812,367.78	6.40
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	9,793,270.75	13.02
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	4,606,373.87	6.12
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	4,697,063.94	6.25
RBC Capital Markets LLC* Attn: Mutual Fund Operations Manager 510 Marquette Avenue South Minneapolis, MN 55402-1110	3,937,556.53	5.24
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	4,775,097.97	6.35
CLASS R SHARES
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	109,701.74	6.72
Equitable Life For Separate Accounts 200 Plaza Drive Unit HM-2 Secaucus, NJ 07094-3607	213,764.89	13.10
MG Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	130,583.05	8.00
Mid Atlantic Trust Company* 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	127,949.09	7.84
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	533,404.95	32.68
CLASS R6 SHARES
TD Ameritrade Trust Company* P.O. Box 17748 Denver, CO 80217-0748	65,351.04	15.25
Equitable Life For Separate Accounts* 200 Plaza Drive Unit HM-2 Secaucus, NJ 07094-3607	78,462.30	18.31
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	107,066.44	24.99
Great-West Trust Company LLC* 8515 E Orchard Road 2T2 Greenwood Village, CO 80111	67,876.03	15.84
Ascensus Trust Company* P.O. Box 10758 Fargo, ND 58106	45,553.13	10.63
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	49,119.26	11.46
TEMPLETON GLOBAL OPPORTUNITIES TRUST
CLASS A SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	1,851,893.91	9.94
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	1,723,944.11	9.26
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	256,265.66	18.28
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	101,224.98	7.22
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	233,431.53	16.65
ADVISOR CLASS SHARES
Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	169,660.85	22.73
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	48,111.98	6.45
TD Ameritrade Inc.* P.O. Box 2226 Omaha, NE 68103-2226	49,975.84	6.70
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	132,066.97	17.70
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	54,415.06	7.29
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	43,144.07	5.78

Name and Address of Account	Share Amount	Percentage of Class (%)
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	84,491.57	11.32
TEMPLETON GLOBAL SMALLER COMPANIES FUND
CLASS A SHARES
Edward Jones & Co*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	48,603,079.19	45.19
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	246,615.32	7.33
Edward Jones & Co*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	811,857.53	24.12
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	292,995.09	8.70
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	203,013.79	6.03
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	206,624.58	6.14
ADVISOR CLASS SHARES
Edward Jones & Co*‡ 12555 Manchester Road Saint Louis, MO 63131-3710	5,069,827.32	51.53
First Command Bank P.O. Box 901075 Fort Worth, TX 76101-2075	588,004.87	5.98
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	867,112.96	8.81
CLASS R6 SHARES
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	2,237,270.51	99.74
TEMPLETON INCOME TRUST
TEMPLETON EMERGING MARKETS BOND FUND
CLASS A SHARES
Franklin Advisers, Inc.‡ One Franklin Parkway San Mateo, CA 94403-1906	785,806.76	50.42
Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	121,239.93	7.78
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	180,141.32	11.56
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	79,420.80	5.10
CLASS C SHARES
Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	8,634.75	8.07
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	25,635.34	23.96
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12,112.69	11.32
FTIOS* 20786 Summerfield Drive Macomb, MI 48044-2219	10,658.21	9.96
ADVISOR CLASS SHARES
Cao Family Trust Yuhui Zhu Trustee P.O. Box 4952 Foster City, CA 94404-0952	10,577.21	7.65
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	7,195.76	5.20
LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	105,780.56	76.48
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	20,848.83	15.07
CLASS R SHARES
Franklin Advisers, Inc.‡ One Franklin Parkway San Mateo, CA 94403-1906	1,000.00	77.03
FTIOS* 41 Avenue C Burlington, VT 05408-2510	239.23	18.43
CLASS R6 SHARES
Franklin Advisers, Inc.‡ One Franklin Parkway San Mateo, CA 94403-1906	492.61	100.00
TEMPLETON GLOBAL BOND FUND
CLASS A SHARES
Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	95,109,759.31	10.20
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	72,229,722.80	7.75
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	241,450,310.52	25.89
Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	55,443,021.91	5.95
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	38,633,213.19	12.66
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	31,806,166.91	10.42

Name and Address of Account	Share Amount	Percentage of Class (%)
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	26,813,459.62	8.79
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	35,861,772.34	11.75
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	19,953,640.88	6.54
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	22,861,337.24	7.49
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GM3 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	36,153,775.76	11.85
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	114,116,122.91	6.64
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	180,101,520.30	10.48
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	235,613,258.68	13.71
Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	228,854,809.12	13.32
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	103,805,347.80	6.04
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	115,213,000.12	6.70
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97N48 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	129,921,937.65	7.56
CLASS R SHARES
Hartford Life Insurance Company Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	4,138,123.39	17.44
Voya Retirement Insurance and Annuity Company* 1 Orange Way B3N Windsor, CT 06095-4773	2,605,185.51	10.98
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	3,627,718.66	15.29
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,674,244.55	7.06
CLASS R6 SHARES
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	60,469,432.69	23.68
TEMPLETON GLOBAL TOTAL RETURN FUND
CLASS A SHARES
Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	7,390,084.22	8.19
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	7,673,453.06	8.50
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	7,499,796.08	8.31
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	8,496,347.74	9.41
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	4,574,869.73	5.07
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/971P2 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	21,849,828.19	24.21
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	3,536,935.38	9.69
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,768,816.57	13.06
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,559,535.65	9.75
WFCS LLC* 2801 Market Street Saint Louis Mo 63103-2523	3,395,655.80	9.30
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	2,701,467.70	7.40
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	3,757,660.99	10.29
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97GM2 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	5,247,944.66	14.37
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	20,826,089.19	8.39
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	29,430,967.49	11.85

Name and Address of Account	Share Amount	Percentage of Class (%)
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	28,301,352.76	11.40
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	35,139,779.27	14.15
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	15,012,858.34	6.05
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	18,782,707.05	7.56
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	33,675,429.03	13.56
CLASS R SHARES
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	295,123.18	35.29
Great-West Trust Co LLC* c/o Mutual Fund Trading 8525 East Orchard Road Greenwood Village, CO 80111-5002	51,547.08	6.16
Wachovia Bank National Association* Attn: Shelley Anderson One West Fourth Street Winston-Salem, NC 27101	65,760.50	7.86
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	164,020.72	19.61
CLASS R6 SHARES
Franklin Conservative Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting Department 3344 Quality Drive Rancho Cordova, CA 95670-7313	11,077,034.70	13.97
Franklin Moderate Allocation Fund Franklin Fund Allocator Series c/o Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	10,226,413.71	12.90
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,241,536.65	5.35
John Templeton Foundation 300 Conshohocken State Road, Suite 500 Conshohocken , PA 19428-3815	7,368,463.39	9.29
Comerica Bank* P.O. Box 75000 Mail Code 3446 Detroit, MI 48275	8,812,508.90	11.11
MAC Co* Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	6,029,539.97	7.60
TEMPLETON INTERNATIONAL BOND FUND
CLASS A SHARES
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	453,588.64	5.72
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	444,792.62	5.61
BNY Mellon Investment Servicing, Inc.* 760 Moore Road King Of Prussia, PA 19406-1212	4,917,661.97	61.98
CLASS C SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311	102,890.54	10.70
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	92,062.58	9.57
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	163,719.87	17.02
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	95,489.35	9.93
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	56,573.38	5.88
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	111,011.08	11.54
ADVISOR CLASS SHARES
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311	2,977,103.42	13.37
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,209,400.11	14.42
Ubatco Company* P.O. Box 82535 Lincoln, NE 68501-2535	4,429,158.92	19.89
Ubatco Company* 6811 South 27th Street Lincoln, NE 68512	3,631,518.71	16.31
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	3,324,352.58	14.93
CLASS R SHARES
FTIOS* 5320 Coronado Drive Raleigh, NC 27609-5127	1,821.46	6.38
FTIOS* 2871 Burnsville Street Southwest Supply, NC 28462-2329	2,596.09	9.09
MG Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202-3304	1,570.24	5.50

Name and Address of Account	Share Amount	Percentage of Class (%)
Dean Martin and Raedella Martin Trustees Dean Martin Construction 401k Plan 1122 North Mountain Top Road McConnellsburg, PA 17233-8051	3,102.54	10.86
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,347.31	8.22
PAI Trust Company Inc.* 1300 Enterprise Drive De Pere, WI 54115-0000	2,665.17	9.33
Ascensus Trust Company* P.O. Box 10758 Fargo, ND 58106	5,880.76	20.59
Matrix Trust Company* 717 17th Street, Suite 1300 Denver, CO 80202	1,665.79	5.83
TEMPLETON INSTITUTIONAL FUNDS
INTERNATIONAL EQUITY SERIES
PRIMARY CLASS SHARES
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	38,495,924.22	16.35
SERVICE CLASS SHARES
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	57,056.86	9.41
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	540,850.20	89.23
FOREIGN SMALLER COMPANIES SERIES
National Financial Services LLC*‡ Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11,136,006.58	25.27
Charles Schwab & Co., Inc.* Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5,005,626.69	11.36
Mitra Company* Attn: Mutual Funds 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	3,331,690.33	7.56
GLOBAL EQUITY SERIES
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,800,408.63	9.20

*	For the benefit of its customer(s).

‡	Shareholder holds more than 25% of the Fund's shares.

This page intentionally left blank.

The following proxy card applies to these Funds:

1.	Franklin Adjustable U.S. Government Securities Fund
2.	Franklin Alabama Tax-Free Income Fund
3.	Franklin Arizona Tax-Free Income Fund
4.	Franklin Balanced Fund
5.	Franklin Biotechnology Discovery Fund
6.	Franklin California High Yield Municipal Fund
7.	Franklin California Intermediate-Term Tax-Free Income Fund
8.	Franklin California Ultra-Short Tax-Free Income Fund
9.	Franklin Colorado Tax-Free Income Fund
10.	Franklin Connecticut Tax-Free Income Fund
11.	Franklin Conservative Allocation Fund
12.	Franklin Convertible Securities Fund
13.	Franklin DynaTech Fund
14.	Franklin Emerging Market Debt Opportunities Fund
15.	Franklin Equity Income Fund
16.	Franklin Federal Limited-Term Tax-Free Income Fund
17.	Franklin Federal Tax-Free Income Fund
18.	Franklin Floating Rate Daily Access Fund
19.	Franklin Florida Tax-Free Income Fund
20.	Franklin Focused Core Equity Fund
21.	Franklin Georgia Tax-Free Income Fund
22.	Franklin Global Real Estate Fund
23.	Franklin Gold and Precious Metals Fund
24.	Franklin Growth Allocation Fund
25.	Franklin Growth Opportunities Fund
26.	Franklin International Growth Fund
27.	Franklin International Small Cap Growth Fund
28.	Franklin Kentucky Tax-Free Income Fund
29.	Franklin LifeSmart 2020 Retirement Target Fund
30.	Franklin LifeSmart 2025 Retirement Target Fund
31.	Franklin LifeSmart 2030 Retirement Target Fund
32.	Franklin LifeSmart 2035 Retirement Target Fund
33.	Franklin LifeSmart 2040 Retirement Target Fund
34.	Franklin LifeSmart 2045 Retirement Target Fund
35.	Franklin LifeSmart 2050 Retirement Target Fund
36.	Franklin LifeSmart 2055 Retirement Target Fund
37.	Franklin Louisiana Tax-Free Income Fund
38.	Franklin Low Duration Total Return Fund
39.	Franklin Maryland Tax-Free Income Fund
40.	Franklin Massachusetts Tax-Free Income Fund
41.	Franklin Michigan Tax-Free Income Fund
42.	Franklin Minnesota Tax-Free Income Fund
43.	Franklin Missouri Tax-Free Income Fund
44.	Franklin Moderate Allocation Fund
45.	Franklin Natural Resources Fund
46.	Franklin New Jersey Tax-Free Income Fund
47.	Franklin New York Intermediate-Term Tax-Free Income Fund
48.	Franklin New York Tax-Free Income Fund
49.	Franklin North Carolina Tax-Free Income Fund
50.	Franklin Ohio Tax-Free Income Fund
51.	Franklin Oregon Tax-Free Income Fund
52.	Franklin Pennsylvania Tax-Free Income Fund
53.	Franklin Real Estate Securities Fund
54.	Franklin Real Return Fund
55.	Franklin Small Cap Growth Fund
56.	Franklin Strategic Income Fund
57.	Franklin Strategic Mortgage Portfolio
58.	Franklin Tennessee Municipal Bond Fund
59.	Franklin Total Return Fund
60.	Franklin U.S. Government Securities Fund
61.	Franklin Utilities Fund
62.	Franklin Virginia Tax-Free Income Fund
63.	The U.S. Government Money Market Portfolio
64.	Franklin Growth Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ 123456789101

"FUND NAME HERE"

"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig		
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson	☐	☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** _______________________________________

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.1

The following Proxy Card applies to these Funds:

1.	Franklin Corefolio Allocation Fund
2.	Franklin Flexible Alpha Bond Fund
3.	Franklin Focused Growth Fund
4.	Franklin Founding Funds Allocation Fund
5.	Franklin Global Listed Infrastructure Fund
6.	Franklin India Growth Fund
7.	Franklin LifeSmart Retirement Income Fund
8.	Franklin NextStep Conservative Fund
9.	Franklin NextStep Growth Fund
10.	Franklin NextStep Moderate Fund
11.	Franklin Payout 2017 Fund
12.	Franklin Payout 2018 Fund
13.	Franklin Payout 2019 Fund
14.	Franklin Payout 2020 Fund
15.	Franklin Payout 2021 Fund
16.	Franklin Templeton Money Fund
17.	Franklin U.S. Government Money Fund
18.	Institutional Fiduciary Trust - Money Market Portfolio

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

SHAREHOLDER NAME
AND ADDRESS HERE

CONTROL NUMBER 123456789101

"FUND NAME HERE"
"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

“FUND NAME HERE”

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig		
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson	☐	☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ______________________________

	FOR	AGAINST	ABSTAIN
3. To approve an amended fundamental investment restriction regarding investments in commodities.	☐	☐	☐

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.2

The following Proxy Card applies to these Funds:

1.	Templeton Dynamic Equity Fund
2.	Templeton Emerging Markets Balanced Fund
3.	International Equity Series
4.	Foreign Smaller Companies Series
5.	Global Equity Series
6.	Templeton China World Fund
7.	Templeton Emerging Markets Bond Fund
8.	Templeton Foreign Fund
9.	Templeton Global Opportunities Trust
10.	Templeton Global Total Return Fund
11.	Templeton International Bond Fund
12.	Templeton World Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

SHAREHOLDER NAME
AND ADDRESS HERE

CONTROL NUMBER ⇨ **123456789101**

"FUND NAME HERE"

"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(5) Gregory E. Johnson	(9) Larry D. Thompson		
(2) Ann Torre Bates	(6) Rupert H. Johnson, Jr.	(10) Constantine D. Tseretopoulos	☐	☐
(3) Mary C. Choksi	(7) J. Michael Luttig	(11) Robert E. Wade		
(4) Edith E. Holiday	(8) David W. Niemiec			

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ____________________

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.3

The following Proxy Card applies to these Funds:

1.	Templeton Foreign Smaller Companies Fund
2.	Templeton Global Currency Fund
3.	Templeton Global Smaller Companies Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

SHAREHOLDER NAME
AND ADDRESS HERE

CONTROL NUMBER 123456789101

"FUND NAME HERE"

"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	**WITHHOLD ALL**
(1) Harris J. Ashton	(5) Gregory E. Johnson	(9) Larry D. Thompson		
(2) Ann Torre Bates	(6) Rupert H. Johnson, Jr.	(10) Constantine D. Tseretopoulos	☐	☐
(3) Mary C. Choksi	(7) J. Michael Luttig	(11) Robert E. Wade		
(4) Edith E. Holiday	(8) David W. Niemiec			

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ____

	FOR	**AGAINST**	**ABSTAIN**
3. To approve an amended fundamental investment restriction regarding investments in commodities.	☐	☐	☐

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.4

The following Proxy Card applies to this Fund:

Franklin Small-Mid Cap Growth Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER 123456789101

HAREHOLDER NAME
AND ADDRESS HERE

FRANKLIN SMALL-MID CAP GROWTH

Franklin Strategic Series

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

FRANKLIN SMALL-MID CAP GROWTH

PROXY CARD

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

		FOR ALL	WITHHOLD	FOR ALL, EXCEPT
1.	**To Elect a Board of Trustees for the Trust** (1) Harris J. Ashton (4) Edith E. Holiday (7) J. Michael Luttig (2) Terrence J. Checki (5) Gregory E. Johnson (8) Larry D. Thompson (3) Mary C. Choksi (6) Rupert H. Johnson, Jr. (9) John B. Wilson	☐	☐	☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ______________________________

		FOR	AGAINST	ABSTAIN
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.	☐	☐	☐
3.	To approve an amended fundamental investment restriction regarding investments in commodities.	☐	☐	☐
4.	To approve an amended fundamental investment restriction regarding lending.	☐	☐	☐
5.	To approve amendments to certain fundamental investment restrictions of such Fund (includes six (6) Sub-Proposals) as follows:	FOR	AGAINST	ABSTAIN
	5a. To amend the fundamental investment restriction regarding borrowing;	☐	☐	☐
	5b.To amend the fundamental investment restriction regarding underwriting;	☐	☐	☐
	5c. To amend the fundamental investment restriction regarding investments in real estate;	☐	☐	☐
	5d. To amend the fundamental investment restriction regarding issuing senior securities;	☐	☐	☐
	5e. To amend the fundamental investment restriction regarding industry concentration; and	☐	☐	☐
	5f. To amend the fundamental investment restriction regarding diversification of investments.	☐	☐	☐
6.	To approve the elimination of certain fundamental investment restrictions (includes eight (8) Sub-Proposals) as follows:	FOR	AGAINST	ABSTAIN
	6a. To eliminate the fundamental investment restriction regarding engaging in short sales and use of margin	☐	☐	☐
	6b. To eliminate the fundamental investment restriction regarding investments in oil, gas and other mineral programs	☐	☐	☐
	6c. To eliminate the fundamental investment restriction regarding use of options	☐	☐	☐
	6d. To eliminate the fundamental investment restriction regarding investment in restricted securities	☐	☐	☐
	6e. To eliminate the fundamental investment restriction regarding investment in unseasoned issuers	☐	☐	☐
	6f. To eliminate the fundamental investment restriction regarding investing for purposes of exercising control	☐	☐	☐
	6g. To eliminate the fundamental investment restriction regarding investing in other investment companies	☐	☐	☐
	6h. To eliminate the fundamental investment restriction regarding management ownership of securities and principal transactions with management	☐	☐	☐

Please do not forget to sign on the reverse side.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.5

The following Proxy Card applies to these Funds:

1.	Templeton Emerging Markets Small Cap Fund
2.	Templeton Global Balanced Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ 123456789101

SHAREHOLDER NAME
AND ADDRESS HERE

"FUND NAME HERE"

"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(5) Gregory E. Johnson	(9) Larry D. Thompson		
(2) Ann Torre Bates	(6) Rupert H. Johnson, Jr.	(10) Constantine D. Tseretopoulos	☐	☐
(3) Mary C. Choksi	(7) J. Michael Luttig	(11) Robert E. Wade		
(4) Edith E. Holiday	(8) David W. Niemiec			

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ______________________________

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.6

The following Proxy Card applies to this Fund:

Franklin High Yield Tax-Free Income Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ **123456789101**

"FUND NAME HERE"

"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig		
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson	☐	☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ______________________________

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE FOLLOWING PROPOSAL:

	FOR	AGAINST	ABSTAIN
7a. If properly presented, a shareholder proposal that the Board of Trustees institute procedures to prevent holding investments in companies that, in the judgement of the Board, substantially contribute to genocide or crimes against humanity.	☐	☐	☐

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.7

The following Proxy Card applies to this Fund:

Templeton Global Bond Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ 123456789101

"FUND NAME HERE"
"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(5) Gregory E. Johnson	(9) Larry D. Thompson		
(2) Ann Torre Bates	(6) Rupert H. Johnson, Jr.	(10) Constantine D. Tseretopoulos	☐	☐
(3) Mary C. Choksi	(7) J. Michael Luttig	(11) Robert E. Wade		
(4) Edith E. Holiday	(8) David W. Niemiec			

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ______________________________

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE FOLLOWING PROPOSAL:

		FOR	AGAINST	ABSTAIN
7b.	If properly presented, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in the judgement of the Board, substantially contribute to genocide or crimes against humanity.	☐	☐	☐

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.8

The following Proxy Card applies to this Fund:

Franklin High Income Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com/FT** using your control number found below

3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line

4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ 123456789101

"FUND NAME HERE"

"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig		
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson	☐	☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ____

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE FOLLOWING PROPOSALS:

		FOR	AGAINST	ABSTAIN
7c.	If properly presented, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in the judgement of the Board, substantially contribute to genocide or crimes against humanity.	☐	☐	☐
8c.	If properly presented, a shareholder proposal requesting that the Board of Trustees institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity.	☐	☐	☐

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.9

The following Proxy Card applies to this Fund:

Franklin Federal Intermediate-Term Tax-Free Income Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ 12345678910 1

SHAREHOLDER NAME AND ADDRESS HERE

"FUND NAME HERE"

"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig		
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson	☐	☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ______________________________

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE FOLLOWING PROPOSAL:

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.10

The following Proxy Card applies to this Fund:

Franklin Income Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER ⇨ 123456789101

"FUND NAME HERE"
"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. **To Elect a Board of Trustees for the Trust**

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig		
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson	☐	☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** ______________________________

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE FOLLOWING PROPOSAL:

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.11

The following Proxy Card applies to this Fund:

Franklin California Tax-Free Income Fund

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **800-967-5068** Monday through Friday 9 a.m. to 10 p.m. Eastern and Saturday 10:00 a.m. to 4:00 p.m. Eastern.

CONTROL NUMBER 123456789101

"FUND NAME HERE"
"Trust Name Here"

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR all nominees for Trustee.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

"FUND NAME HERE"

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To Elect a Board of Trustees for the Trust

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig		
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson	☐	☐

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ **FOR ALL, EXCEPT** _______________________________________

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE FOLLOWING PROPOSAL:

Please do not forget to sign above.

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE] mega1.univ.12